                                                                 Exhibit 10.1(h)


                                  $400,000,000

                                CREDIT AGREEMENT

                                      AMONG

                              LOMAK PETROLEUM, INC
                                   AS BORROWER

                               THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTIES HERETO

                             BANK ONE, TEXAS, N.A.,
                             AS ADMINISTRATIVE AGENT

                            THE CHASE MANHATTAN BANK,
                              AS SYNDICATION AGENT

                                       AND

                           NATIONSBANK OF TEXAS, N.A.,
                             AS DOCUMENTATION AGENT

                          DATED AS OF FEBRUARY 14, 1997





                           CREDIT AGREEMENT-Page 1

                                CREDIT AGREEMENT
                                ----------------

         This Credit Agreement is made on February 14, 1997, among LOMAK PETROLEUM, INC., a Delaware corporation ("BORROWER"), BANK ONE, TEXAS, N.A., as Administrative Agent ("ADMINISTRATIVE AGENT"), THE CHASE MANHATTAN BANK, as Syndication Agent ("SYNDICATION AGENT"), and NATIONSBANK OF TEXAS, N.A., as Documentation Agent ("DOCUMENTATION AGENT"), and the banks, financial institutions, and other entities listed on attached SCHEDULE 1, as Lenders (individually a "LENDER" and collectively "LENDERS").

RECITALS:
---------

         A. Borrower, Lomak Operating Company, Lomak Production Company, Lomak Resources Company, Eastern Petroleum Company, Lomak Production I, L.P., and Lomak Resources, L.L.C., as borrowers (the "EXISTING BORROWERS"), Bank One, Texas, N.A., as Agent, and Bank One, Texas, N.A., NationsBank of Texas, N.A., Texas Commerce Bank National Association, and PNC Bank, National Association (the "EXISTING LENDERS"), as lenders, are parties to a Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 20, 1995 (as amended through and including the date hereof, the "EXISTING CREDIT AGREEMENT"), pursuant to which the Existing Lenders made revolving loans (the "EXISTING LOANS") to the Existing Borrowers, payment of which is secured by liens, security interests, and other rights in oil and gas properties and other properties in Alabama, Louisiana, Michigan, Ohio, Oklahoma, Pennsylvania, Texas, and West Virginia.

         B. The Lenders have agreed, subject to the satisfaction of each condition precedent set forth in SECTION 6.01 hereof, to enter into an Assignment and Assumption Agreement in the form of EXHIBIT A hereto (the "CLOSING ASSIGNMENT") effective as of the Closing Date pursuant to which (a) the Existing Lenders will sell and assign to those Lenders which are not Existing Lenders (the "NEW LENDERS"), certain undivided interests in the rights and obligations of the Existing Lenders under the Existing Credit Agreement, including, without limitation, certain interests in the Existing Loans and participation interests in letters of credit outstanding thereunder, if any (collectively, the "EXISTING RIGHTS AND OBLIGATIONS"), and (b) the New Lenders will purchase and assume such Existing Rights and Obligations from the Existing Lenders so that, after giving effect to such Closing Assignment, each Lender will hold an undivided percentage interest of the Existing Rights and Obligations equal to its Commitment Percentage (as herein defined).

         C. Borrower has requested that, immediately after giving effect to the transactions contemplated by paragraph B, the Existing Credit Agreement be amended and restated in its entirety on the terms and conditions set forth herein.

         D. Pursuant to this Agreement (a) Borrower will assume all obligations of the other Existing Borrowers with respect to the Existing Rights and Obligations, and as a result thereof, (i) Borrower will be the sole primary obligor for the Existing Rights and Obligations as renewed, extended, modified, and amended hereunder, and (ii) Borrower will be the sole borrower hereunder, and (b) the joint and several liability of each Existing Borrower (other than Borrower) under the Existing Credit Agreement with respect to the Existing Rights and Obligations shall not be released, but shall be carried forward and evidenced and governed by a Guaranty Agreement (as herein defined) to be executed by each Existing Borrower (other than Borrower) in favor of Lenders pursuant to which each Existing Borrower shall remain jointly and severally liable for the payment and performance of the Existing Rights and Obligations as renewed, extended, modified, and amended hereunder.

         NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that upon satisfaction of each condition precedent set forth in SECTION 6.01 hereof, (a) each Lender shall enter into the Closing Assignment and


                           CREDIT AGREEMENT-Page 2
purchase and sell the interests in the Existing Rights and Obligations to be purchased or sold by it thereunder, and (b) the Existing Credit Agreement shall be amended and restated in its entirety on the terms and conditions set forth herein. It is the intention of the parties that upon satisfaction of the conditions precedent, this Agreement shall amend, restate, supersede, and replace the Existing Credit Agreement in its entirety; provided, that (a) the foregoing shall operate to renew, extend, amend, and modify the Existing Rights and Obligations, but shall not effect a novation thereof, and (b) all liens securing the Existing Rights and Obligations shall not be extinguished, but shall be carried forward and shall secure the Obligations as defined herein and as renewed, extended, amended, and modified hereby.

ARTICLE 1 - DEFINITIONS.
------------------------

         1.01. DEFINED TERMS. As used in this Agreement, the following terms have the respective meanings assigned them in this Article or in the sections or subsections referred to below:

         "ABR LOAN" means a Loan bearing interest with reference to the Adjusted Base Rate.

         "ADDITIONAL PROPERTIES" has the meaning given that term in SECTION
4.03.

         "ADMINISTRATIVE AGENT" means Bank One, Texas, N.A., in its capacity as Administrative Agent for Lenders.

         "ADJUSTED BASE RATE" means, for any day, a rate per annum (rounded upwards, if necessary to the next 1/16 of 1%) equal to the greater of (a) the Base Rate in effect on that day or (b) the Federal Funds Rate in effect on that day plus 1/2 of 1%; any change in the Adjusted Base Rate due to a change in the Base Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of the change in the Base Rate or the Federal Funds Rate, respectively.

         "ADVANCE" means, with respect to any Person, any loan, advance, or extension of credit to any other Person.

         "AFFILIATE" means, as to any person, any other Person (other than a wholly owned Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, that Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of that Person or (b) direct or cause the direction of the management and policies of that Person, whether by contract or otherwise.

         "AGENTS" means Administrative Agent, Syndication Agent, and Documentation Agent.

         "AGREEMENT" means this Credit Agreement, as amended, supplemented, or otherwise modified from time to time.

         "APPLICABLE MARGIN" means, on any day, the basis points set out below, determined based upon the type of Loan and the Borrowing Base Usage on such day; PROVIDED, THAT, until the occurrence of the Trigger Event, each Applicable Margin in effect pursuant to the table below shall be increased by 50 basis points through March 31, 1997, and by 100 basis points thereafter:

BORROWING BASE USAGE

                                      less than 50%              50% less than 75%               over 75%
------------------------------ ---------------------------- --------------------------- ----------------------------
Eurodollar Loans                          62.5                         87.5                        112.5
ABR Loans                                   0                           0                           25


                           CREDIT AGREEMENT - Page 3

         "APPROVED NOTES OFFERING" means the proposed issuance by Borrower on or after the Closing Date of senior subordinated notes (a) in an aggregate principal amount not greater than $150,000,000, (b) with a term of not less than ten years, (c) which require no amortization of principal prior to maturity, (d) are subordinated to the Obligations pursuant



                           CREDIT AGREEMENT-Page 4
to subordination provisions acceptable to Required Lenders, (e) do not provide for the accrual or payment of interest prior to default at a rate greater than 11%, (f) result in Net Cash Proceeds to Borrower upon issuance of not less than 96% of the stated principal amount thereof, and (g) are otherwise subject to terms and conditions that are similar in all material respects to those set forth in the Notes Prospectus with such changes to such terms and conditions or additional terms and conditions as Required Lenders shall approve in writing.

         "AUTHORIZED OFFICER" means, as to any Person, its Chairman, President, or Chief Financial Officer duly authorized to act on behalf of that Person.

         "BASE RATE" means the rate of interest per annum publicly announced from time to time by Administrative Agent as its "base rate" or "prime rate" of interest, which rate may not be the lowest, best, or most favorable rate of interest which Administrative Agent may charge on loans to its customers.

         "BORROWER" means Lomak Petroleum, Inc., a Delaware corporation.

         "BORROWER'S OIL AND GAS PROPERTIES" means all oil and gas properties, pipelines, gathering systems, gas processing plants, and other similar assets owned by Borrower and its Consolidated Subsidiaries, including related personal property and other fixed assets and all related easements, servitudes, and similar real property interests owned by Borrower and its Consolidated Subsidiaries.

         "BORROWING" means any disbursement to Borrower under, or to satisfy the obligations of the Loan Parties under, any of the Loan Documents. Any Borrowing comprised of ABR Loans is an "ABR BORROWING", and any Borrowing comprised of Eurodollar Loans is a "EURODOLLAR BORROWING".

         "BORROWING BASE" means, at the time of any Determination, the amount then in effect as determined in accordance with Article 4.

         "BORROWING BASE DEFICIENCY" means, at any time, the amount by which the aggregate of all Outstanding Obligations exceeds the Borrowing Base then in effect. For purposes of determining the existence of and amount of any Borrowing Base Deficiency, Letter of Credit Outstandings will not be deemed to be outstanding hereunder to the extent they have been cash collateralized in the manner required by SECTION 3.09.

         "BORROWING BASE USAGE" means at any time the quotient, expressed as a percentage, of (a) the aggregate Outstanding Obligations at such time, divided by (b) the Borrowing Base in effect at such time.

         "BORROWING DATE" means any Business Day specified in a Notice of Borrowing or Request for Letter of Credit as a date on which Borrower requests a Borrowing hereunder or that an Issuing Lender issue a Letter of Credit hereunder.

         "BUSINESS DAY" means any day except a Saturday, Sunday, or other day on which national banks in Fort Worth, Texas, are authorized or required by law to close and, if the applicable day relates to a Eurodollar Loan, a day on which dealings in dollar deposits are also carried on in the applicable interbank market and banks are open for business in such market.

         "CAPITAL LEASE" means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

         "CAPITAL STOCK" means any and all shares, interests, participations, or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

         "CLOSING ASSIGNMENT" has the meaning given that term in the recitals hereto.

                           CREDIT AGREEMENT-Page 5

         "CLOSING DATE" means the date that all conditions precedent set out in
SECTION 6.01 below have been satisfied, in each case satisfactory to Agents.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and published interpretations thereof.

         "COLLATERAL" means the Mortgaged Properties and all other assets of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

         "COMETRA ACQUISITION" means the acquisitions by Lomak Production I, L.P., Lomak Offshore, L.P., and Lomak Pipeline Systems, L.P. of the Cometra Assets made pursuant to the Cometra Agreements.

         "COMETRA AGREEMENTS" means, collectively, the Purchase and Sale Agreement dated December 31, 1996, between Cometra Energy, L.P. and Cometra Production Company, L.P., as seller, and Borrower, as buyer, and the Purchase and Sale Agreement dated December 31, 1996, between Rockland, L.P., as seller, and Borrower, as Buyer, as in effect on the date hereof.

         "COMETRA ASSETS" means all assets to be acquired by Lomak Production I, L.P., Lomak Offshore, L.P., and Lomak Pipeline Systems, L.P. pursuant to the Cometra Agreements as in effect on the date hereof.

         "COMETRA LETTER OF CREDIT" means the Letter of Credit issued on the Closing Date on Borrower's behalf to Cometra Production Company, L.P. and expiring on April 30, 1997.

         "COMETRA MORTGAGED PROPERTIES" means the Cometra Assets which, subject to certain conditions, may be required to be mortgaged pursuant to SECTION 5.01(B) by Lomak Production I, L.P., Lomak Offshore, L.P., and Lomak Pipeline Systems, L.P., on the Closing Date to secure the Obligations, which shall be designated by Agents and shall represent no less than 90% of the Present Value of the Cometra Assets as set forth in the Cometra Reserve Report.

         "COMETRA MORTGAGES" means the Mortgages, in form and substance satisfactory to Agents, executed and delivered by Lomak Production I, L.P., Lomak Offshore, L.P., and Lomak Pipeline Systems, L.P. with respect to the Cometra Mortgaged Properties as the same may be amended, supplemented, or otherwise modified from time to time.

         "COMETRA RESERVE REPORT" means the Reserve Report prepared by Netherland, Sewell & Associates, Inc. dated as of December 31, 1996, and pertaining to the combined interest in the Cometra Assets of Cometra Energy, L.P. and Cometra Production Company, L.P.

         "COMMITMENT" means, with respect to any Lender, its commitment to make Loans and participate in Letters of Credit hereunder in an aggregate amount outstanding at any time not in excess of the amount of its Commitment as set forth in SCHEDULE 1 hereto.

         "COMMITMENT PERCENTAGE" means, with respect to any Lender at any time, the Commitment Percentage for that Lender set forth on SCHEDULE 1 hereto.

         "COMMITMENT PERIOD" means the period from and including the date hereof to but not including the Termination Date or the earlier date on which the Total Commitment shall terminate as provided herein.

         "COMMON STOCK OFFERING" means the proposed issuance by Borrower of 4,000,000 shares of Borrower's common stock (with up to an additional 600,000 shares, depending upon the extent to which the underwriters' over allotment option is exercised) pursuant to the Common Stock Prospectus.


                           CREDIT AGREEMENT-Page 6

         "COMMON STOCK PROSPECTUS" means the Common Stock Prospectus as defined in Borrower's Form S-3 Registration Statement filed with the Securities and Exchange Commission on January 23, 1997, as amended from time to time.

         "COMMONLY CONTROLLED ENTITY" means an entity, whether or not incorporated, which is under common control with Borrower within the meaning of
Section 4001 of ERISA or is part of a group which includes Borrower and which is treated as a single employer under SECTION 414 of the Code.

         "CONSOLIDATED INTEREST EXPENSE" means with respect to Borrower and the Consolidated Subsidiaries on a consolidated basis for any period, the sum of (a) gross interest expense (including all cash and accrued interest expense) of Borrower and the Consolidated Subsidiaries for that period on a consolidated basis, including (i) the amortization of debt discounts, (ii) the amortization of all fees payable in connection with the occurrence of Debt to the extent included in interest expense, and (iii) the portion of any payments or accruals with respect to Capital Leases allocable to interest expense and (b) capitalized interest of Borrower and the Consolidated Subsidiaries on a consolidated basis.

         "CONSOLIDATED NET INCOME" means for any period, net income of Borrower and the Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED SUBSIDIARY" or "CONSOLIDATED SUBSIDIARIES" means, for any person, at any time, any Subsidiary or other entity the accounts of which would be consolidated with those of that Person into its consolidated financial statements as of that time.

         "CONSOLIDATED TANGIBLE NET WORTH" means, for any Person as of any date, the consolidated shareholder's equity of such Person and its Consolidated Subsidiaries which would be reflected on a consolidated balance sheet for such Person and its Consolidated Subsidiaries prepared as of such date in accordance with GAAP less the consolidated Intangible Assets of such Person as of such date. For purposes of this definition, "INTANGIBLE ASSETS" means the amount (to the extent reflected in determining such consolidated shareholder's equity) of all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organization expenses, and other intangible items.

         "DEBT" of any Person means at any date, without duplication, (a) all obligations of that Person for borrowed money or for the purchase price of property, (b) all obligations of that Person evidenced by bonds, debentures, notes, or other similar instruments, (c) all other indebtedness (including obligations under Capital Leases, other than usual and customary oil and gas leases) of that Person on which interest charges are customarily paid or accrued, (d) all Guarantees by that Person, (e) the unfunded or unreimbursed portion of all letters of credit issued for the account of that Person, (f) any indebtedness or other obligation secured by a Lien on the assets of such Person, whether or not assumed by such Person, and (g) all liability of that Person as a general partner of a partnership for obligations of that partnership of the nature described in (a) through (f) preceding.

         "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice, the lapse of time, or both, would, unless cured or waived, become an Event of Default.

         "DETERMINATION" means any Periodic Determination or Special Determination.

         "DETERMINATION DATE" means, for any Special Determination, the date that is 30 days after the date of the applicable Request for Determination, or with respect to Periodic Determinations, November 1 or May 1, as applicable.

         "DISTRIBUTION" by any Person, means (a) with respect to any stock issued by that Person, any limited liability company interest of that Person, or any partnership interest of that Person, the retirement, redemption, purchase, re-purchase, or other acquisition for value of any stock, partnership, or limited


                           CREDIT AGREEMENT-Page 7
liability company interest, (b) the declaration or payment of any cash dividend or other distribution on or with respect to any stock, partnership, or limited liability company interest of that Person, and (c) any other payment by that Person with respect to its stock, partnership, or limited liability company interest.

         "DOCUMENTATION AGENT" means NationsBank of Texas, N.A., in its capacity as Documentation Agent for Lenders.

         "EBITDA" means, for any period, Consolidated Net Income for that period, PLUS, without duplication and to the extent deducted from revenues in determining Consolidated Net Income for that period, (a) the aggregate amount of Consolidated Interest Expense for that period, (b) the aggregate amount of letter of credit fees paid during that period, (c) the aggregate amount of income tax expense for that period, (d) all amounts attributable to depreciation, depletion and amortization for that period, and (e) all non-cash, extraordinary expenses during that period, and MINUS, without duplication and to the extent added to revenues in determining Consolidated Net Income for that period, all non-cash, extraordinary income during that period, in each case determined in accordance with GAAP.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof.

         "ENVIRONMENTAL LAWS" means any and all laws, rules, orders, regulations, statutes, ordinances, codes, decrees, or other legally enforceable requirement (including, without limitation, common law) of any foreign government, the United States, or any state, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health as it relates to the environment, as has been, is now, or may at any time hereafter be, in effect.

         "EURODOLLAR BASE RATE" applicable to any Interest Period means the rate per annum determined by Administrative Agent (rounded upward, if necessary, to the next higher 1/64 of 1%) at which deposits in dollars are offered to Administrative Agent by first class banks in the eurodollar interbank market selected by Administrative Agent as of the first day of the Interest Period in an amount approximately equal to the principal amount of the Eurodollar Loan to which the Interest Period is to apply and for a period of time comparable to the Interest Period.

         "EURODOLLAR LOAN" means a Loan bearing interest with reference to the Eurodollar Rate; each Eurodollar Loan having a different Interest Period shall be deemed to be a separate Eurodollar Loan.

         "EURODOLLAR RATE" means, with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum equal to the quotient obtained (rounded upward, if necessary to the next higher 1/64 of 1%) by dividing (i) the applicable Eurodollar Base Rate by (ii) 1.00, minus the Eurodollar Reserve Percentage, adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

         "EURODOLLAR RESERVE PERCENTAGE" means, for any day as applied to a Eurodollar Loan, that percentage (expressed as a decimal) which is in effect on that day, as prescribed by the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto for determining the maximum reserve requirement for a member bank of the Federal Reserve System, in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the Eurodollar Rate is determined or any category of extension of credit or other assets that include Eurodollar Loans).

         "EVENT OF DEFAULT" means any of the events specified in SECTION 8.01.

         "EXISTING CREDIT AGREEMENT" has the meaning given that term in the recitals hereto.

         "EXISTING LOANS" has the meaning given that term in the recitals hereto.


                           CREDIT AGREEMENT-Page 8

         "EXISTING MORTGAGE AMENDMENT" means one or more [Amendments to Mortgages], UCC-3 Amendments and other documents, instruments, and agreements in form and substance acceptable to Administrative Agent to be entered into by and among Borrower or the pertinent Subsidiaries and Bank One, Texas, N.A. in its capacity as Agent under the Existing Credit Agreement and Administrative Agent, pursuant to which the Existing Mortgages shall be modified, amended, renewed, and extended to (a) reflect the renewal, extension, amendment, and modification of the Existing Rights and Obligations pursuant to this Agreement, and (b) to secure the Obligations as defined herein.

         "EXISTING MORTGAGES" means the mortgages, deeds of trust, security agreements, financing statements and assignments of production executed by Borrower and its Subsidiaries in favor of Bank One, Texas, N.A. as Agent under the Existing Credit Agreement to secure the Existing Rights and Obligations.

         "EXISTING MORTGAGED PROPERTIES" means the oil and gas properties owned by Borrower and its Subsidiaries which are subject to the Liens created by the Existing Mortgages to secure the Existing Rights and Obligations.

         "EXISTING RIGHTS AND OBLIGATIONS" has the meaning given that term in the recitals hereto.

         "FEDERAL FUNDS RATE" means, as of any date, the rate per annum (rounded upwards, if necessary to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on that date, as published by the Federal Reserve Bank of New York on the Business Day next succeeding that date, provided, that (i) if the day for which that rate is to be determined is not a Business Day, the Federal Funds Rate for that day shall be the rate on such transactions on the next preceding Business Day, as so published on the next succeeding Business Day, and (ii) if no such rate is so published on the next succeeding Business Day, the Federal Funds Rate for that day shall be the average rate charged to Administrative Agent on that day on such transactions as determined by Administrative Agent.

         "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants or in statements of the Financial Accounting Standards Board or their respective successors and which are applicable in the circumstances as of the date in question (accounting principles are applied on a "consistent basis" when the accounting principles observed in a current period are comparable in all material respects to those accounting principles applied in a preceding period).

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

         "GUARANTEE" by any Person means any obligation, contingent or otherwise, of that Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of that Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions, by "comfort letter" or other similar undertaking of support or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.



                            CREDIT AGREEMENT-Page 9

         "GUARANTY AGREEMENT" means the Guaranty Agreement executed and delivered by each of Borrower's Subsidiaries, substantially in the form of EXHIBIT C hereto, as amended, modified, or supplemented from time to time.

         "INITIAL RESERVE REPORT" means, collectively, the 1996 Year End SEC Summary prepared by Borrower for each of its Mid-Continent Business Unit and its Appalachia Business Unit.

         "INTEREST PERIOD" means, with respect to each Eurodollar Loan, the period commencing on the date that Loan is made and ending one, two, three, six, nine, or twelve months thereafter, subject to availability, as Borrower may elect, provided that:

                           (i) any Interest Period which would otherwise end on
a day which is not a Business Day shall be extended to the next succeeding Business Day unless that Business Day falls in another calendar month, in which case the Interest Period will end on the next preceding Business Day;

                           (ii) any Interest Period which begins on the last
Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of the Interest Period) will, subject to clause (iii) below, end on the last Business Day of a calendar month;

                           (iii) if any Interest Period includes a date on which
any payment of principal of the Loan is required to be made hereunder, but does not end on that date, then (A) the principal amount of each Eurodollar Loan required to be repaid on that date shall have an Interest Period ending on that date and (B) the remainder of the Eurodollar Loan shall have an Interest Period determined as set forth above; and

                           (iv) No Interest Period shall extend past the
Termination Date.

         "INVESTMENT" means, with respect to any Person, any capital contribution to, investment in, or purchase of the stock securities of, or interests in, any other Person.

         "ISSUING LENDER" means any Agent selected by Borrower, in its capacity as issuer of a Letter of Credit.

         "LENDING OFFICE" means, with respect to any Lender, for each type of Loan, the Lending Office of that Lender (or of an affiliate of that Lender) designated for that type of Loan on the signature pages hereof or another office of that Lender (or of an affiliate of that Lender) as that Lender may from time to time specify to Borrower and Administrative Agent as the office at which its Loans of that type are to be made and maintained.

         "LETTER OF CREDIT" means a letter of credit issued for the account of Borrower pursuant to SECTION 3.01(A).

         "LETTER OF CREDIT APPLICATION" has the meaning given this term in
SECTION 3.02.

         "LETTER OF CREDIT OUTSTANDINGS" means, at any time, the sum of (a) the aggregate amount available for drawing under Letters of Credit then outstanding and (b) the aggregate amount of all drawings under Letters of Credit which have not been reimbursed.

         "LETTER OF CREDIT PARTICIPATING INTEREST" means with respect to any Letter of Credit (a) in the case of the Issuing Lender with respect thereto, its interest in the Letter of Credit and any Letter of Credit Application relating thereto after giving effect to the granting of participating interests therein, if any, pursuant hereto and (b) in the case of each Lender, its undivided participating interest in the Letter of Credit and any Letter of Credit Application relating thereto.



                            CREDIT AGREEMENT-Page 10

         "LIEN" means with respect to any asset, any mortgage, lien, pledge, charge, security interest, or encumbrance of any kind in respect of the asset. For the purposes of this Agreement, Borrower and its Subsidiaries shall be deemed to own subject to a Lien any asset which is acquired or held subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease, or other title retention agreement relating to the asset.

         "LOAN" means a loan made pursuant to SECTION 2.01, which can be either an ABR Loan or a Eurodollar Loan, and "LOANS" means ABR Loans and Eurodollar Loans and any combination thereof.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Mortgages, the Letter of Credit Applications, the Security Documents, and all other certificates, documents or instruments delivered in connection with this Agreement, as they may be amended from time to time.

         "LOAN PARTIES" means Borrower and each Subsidiary of Borrower which is now or hereafter becomes a party to a Loan Document.

         "MAJORITY LENDERS" means at any time Lenders whose Commitment Percentages aggregate at least 66.67%.

         "MATERIAL ADVERSE EFFECT" means any circumstance or event that has had or would be reasonably likely to have a material adverse effect on (a) the Cometra Acquisition, (b) the validity or enforceability of any of the Loan Documents or the rights or remedies of Administrative Agent, any other Agent, or Lenders hereunder, (c) the business, assets, property, or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole, (d) the ability of Borrower or any Subsidiary of Borrower to perform any of its obligations or substantially all of its Obligations under the Loan Documents.

         "MAXIMUM LAWFUL RATE" means, for each Lender, the maximum rate (or, if the context so permits or requires, an amount calculated at such rate) of interest which, at the time in question would not cause the interest charged on the portion of the Loans owed to that Lender at such time to exceed the maximum amount which that Lender would be allowed to contract for, charge, take, reserve, or receive under applicable law, taking into account to the extent required under applicable law, any and all relevant payments or charges under the Loan Documents. To the extent the laws of the State of Texas are applicable for purposes of determining the "Maximum Lawful Rate," such term shall mean the "indicated rate ceiling" from time to time in effect under Article 1.04, Title 79, Revised Civil Statutes of Texas, 1925, as amended, or, if permitted by applicable law and effective upon the giving of the notices required by such
Article 1.04 (or effective upon any other date otherwise specified by applicable law), the "quarterly ceiling" or "annualized ceiling" from time to time in effect under such Article 1.04, whichever Administrative Agent (with the approval of Majority Lenders) shall elect to substitute for the "indicated rate ceiling," and VICE VERSA, each such substitution to have the effect provided in such Article 1.04, and Administrative Agent (with the approval of Required Lenders) shall be entitled to make such election from time to time and one or more times and, without notice to Borrower, to leave any such substitute rate in effect for subsequent periods in accordance with SUBSECTION (H)(1) of such
Article 1.04.

         "MORTGAGED PROPERTIES" means Borrower's Oil and Gas Properties that are now or hereafter become subject to Mortgages.

         "MORTGAGES" means each mortgage, deed of trust, security agreement, financing statement, assignment, and each other document and instrument (including division and transfer orders), previously granted or hereafter granted to Administrative Agent, for the ratable benefit of each Lender, to secure repayment of the Obligations (including, without limitation, the Existing Mortgages), as amended, modified, or supplemented from time to time.

         "MULTIEMPLOYER PLAN" means a Plan described in Section 4001(a)(3) of ERISA.

         "NEW LENDERS" has the meaning given that term in the recitals hereto.



                            CREDIT AGREEMENT-Page 11

         "NET CASH PROCEEDS" means (a) with respect to the sale, transfer, lease or other disposition of any asset by Borrower or any Subsidiary, an amount certified in reasonable detail by an Authorized Officer of Borrower to Lenders as the excess, if any, of (i) the sum of cash and cash equivalents received in connection with such sale, transfer, lease or other disposition over (ii) the sum of (A) amounts placed in escrow or held as a reserve, in accordance with GAAP, against any liabilities associated with the sale or disposition (except that, to the extent and as of the time any of the amounts is released from the reserve, the amounts shall constitute Net Cash Proceeds), and (B) the reasonable out-of-pocket expenses actually incurred by Borrower or its Subsidiary in connection with the sale, transfer, lease or other disposition, and (b) with respect to the sale or issuance of any Capital Stock by Borrower or any Subsidiary, an amount certified in reasonable detail by an Authorized Officer of Borrower to Lenders as the difference of (i) the sum of the cash and cash equivalents received in connection with the sale or issuance minus, without duplication, (ii) the underwriting discounts and commissions (if any) and other reasonable fees, out-of-pocket expenses, and other costs actually incurred by Borrower or the Subsidiary in connection with the sale or issuance and (c) with respect to the incurrence of Debt by Borrower or any Subsidiary, an amount certified in reasonable detail by an Authorized Officer of Borrower to Lenders as the excess of (i) the sum of the cash and cash equivalents received in connection with the incurrence of Debt over (ii) the reasonable fees, out-of-pocket expenses, and other costs actually incurred by Borrower or any Subsidiary in connection with the incurrence of Debt.

         "NOTE" means, for each Lender, the promissory note evidencing Loans made by such Lender hereunder and any renewals, extensions, or modifications of it, and "NOTES" means all of such Notes.

         "NOTES PROSPECTUS" means the Notes Prospectus as defined in Borrower's Form S-3 Registration Statement filed with the Securities and Exchange Commission on January 23, 1997, as amended from time to time through the date hereof.

         "NOTICE OF BORROWING" has the meaning given that term in SECTION 2.02.

         "OBLIGATIONS" means all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, of Borrower or any of its Subsidiaries to any Agent or Lender arising pursuant to the Loan Documents, any Oil and Gas Hedge Transaction permitted by SECTION 7.03(I), interest transactions permitted by SECTION 7.03(L), and all interest accrued thereon, and costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether the indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

         "OIL AND GAS HEDGE TRANSACTIONS" means transactions providing for the hedging, forward sale, or swap of crude oil or natural gas by Borrower or its Subsidiaries.

         "OUTSTANDING OBLIGATIONS" means, at any time, the sum of the aggregate principal amount of the Loans and the Letter of Credit Outstandings.

         "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any entity succeeding to any or all of its functions under ERISA.

         "PARTICIPATING LENDER" means with respect to any Letter of Credit, any Lender (other than the Issuing Lender with respect to such Letter of Credit) with respect to its Letter of Credit Participating Interest.

         "PERIODIC DETERMINATION" means any Determination of the Borrowing Base pursuant to SECTION 4.02.

         "PERMITTED ENCUMBRANCES" means with respect to any asset:



                            CREDIT AGREEMENT-Page 12

                  (a) Liens securing the Obligations in favor of Lenders;

                  (b) Minor defects in title which do not secure the payment of money and otherwise have no material adverse effect on the value or operation of oil and gas properties, and for the purposes of this Agreement, a minor defect in title shall include (i) those instances where record title to an oil and gas lease is in a predecessor in title to Borrower or any of its Subsidiaries, but where Borrower or any of its Subsidiaries, by reason of a farmout or other instrument is presently entitled to receive an assignment of its interest or other evidence of title and the appropriate Person is proceeding diligently to obtain the assignment, and (ii) easements, rights-of-way, servitudes, permits, surface leases and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways, and other easements and rights-of-way, on, over or in respect of any of the properties of Borrower (or its Subsidiaries, as applicable) that are customarily granted in the oil and gas industry; so long as, with respect to any of the minor defects in title, the same are minor defects which are customary and usual in the oil and gas industry and which are customarily accepted by a reasonably prudent operator dealing with its properties;

                  (c) Inchoate statutory or operators' liens which are not delinquent securing obligations for labor, services, materials, and supplies furnished to oil and gas properties;

                  (d) Mechanic's, materialmen's, warehouseman's, journeyman's and carrier's liens, and other similar liens arising by operation of law or statute or incident to the exploration, development, operation, and maintenance of oil and gas properties, each of which arises in the ordinary course of business and is in respect of obligations that have not been outstanding more than 90 days or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP;

                  (e) Production sales contracts, gas balancing agreements, and joint operating agreements entered into in the ordinary course of business and which do not involve any advance payments for production to be produced at a later date; provided, that the amount of all gas imbalances known to any Authorized Officer of Borrower shall have been disclosed or otherwise taken into account in the Reserve Reports delivered to Lenders hereunder;

                  (f) Liens for Taxes or other assessments not yet due or not yet delinquent, or, if delinquent, that are being contested in good faith in the normal course of business by appropriate action for which adequate reserves have been established;

                  (g) All rights to consent by, required notices to, filings with, or other actions by, Governmental Authorities in connection with the sale or conveyance of oil and gas leases or interests therein if Borrower (or its Subsidiaries, if applicable) is entitled to such consent, the same are customarily obtained subsequent to the sale or conveyance, and the appropriate Person is proceeding diligently to obtain the consent, notice or filing;

                  (h) The terms and provisions of any of the oil and gas leases pursuant to which Borrower (or its Subsidiaries, as applicable) derives its interests;

                  (i) Lease burdens payable to third parties which are deducted in the calculation of discounted present value in the Reserve Reports including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest, or reversionary working interest and which have been disclosed to Administrative Agent in writing; PROVIDED, HOWEVER, that Borrower shall not be required to disclose the lease burdens unless they are not customarily and usually found in the oil and gas industry or unless they obligate Borrower, or a Subsidiary, as applicable, in a fashion not customarily and usually found in the oil and gas industry;



                            CREDIT AGREEMENT-Page 13

                  (j) All applicable laws, rules, and orders of Governmental Authorities having jurisdiction of the affairs of Borrower or a Subsidiary; and

                  (k) Liens securing Debt incurred to finance the acquisition of the assets which are the subject of the Liens to the extent such Debt is permitted by SECTION 7.03(B)(2).

         "PERMITTED INVESTMENTS" means, with respect to Borrower and its
Subsidiaries:

         (a) Investments by Borrower in its Subsidiaries or by its Subsidiaries in other Subsidiaries or in Borrower;

         (b) Investments in (1) direct obligations of the United States or any agency thereof with maturities of one year or less from the date of acquisition;
(2) commercial paper of a domestic issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investor Service, Inc.; (3) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank which is a member of the Federal Reserve System and has combined capital and surplus and undivided profits of not less than $1,000,000,000; (4) Capital Stock, obligations, or securities received in settlement of debts (created in the ordinary course of business) owing to Borrower or any Subsidiary; and (5) Oil and Gas Hedge Transactions permitted by
SECTION 7.03(I); and

         (c) After the occurrence of the Trigger Event, Investments in Capital Stock of publicly traded companies, provided, THAT, the aggregate cost of all Investments which are outstanding pursuant to this clause (c) at any time shall not exceed an amount equal to 10% of the Borrowing Base in effect at such time.

         "PERSON" means an individual, corporation, partnership, association, business trust, joint stock company, trust, unincorporated association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PLAN" means, at a particular time, any employee benefit pension plan which is subject to Title IV of ERISA and in respect of which Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at that time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

         "PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered by Borrower and its Subsidiaries, as appropriate, substantially in the form of EXHIBIT D hereto, as amended, modified, or supplemented from time to time, pursuant which such Person will pledge 100% of the Capital Stock of Borrower's Subsidiaries to secure the Obligations.

         "PRESENT VALUE" means pre-tax value, discounted at 10%, of future net cash flows from estimated proved reserves, calculated holding prices and costs constant at amounts in effect on the date of the Reserve Report (unless such price or costs are subject to change pursuant to contractual provisions) and otherwise in accordance with the Securities and Exchange Commission's rules for inclusion of oil and gas reserve information in financial statements filed with the Commission.

         "PROHIBITED TRANSACTION" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

         "REPORTABLE EVENT" means any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19, or .20 of PBGC Reg. ss.2615.

         "REQUEST FOR DETERMINATION" means Borrower's or Required Lenders' request for a Special Determination of the Borrowing Base made pursuant to SECTIONS 4.03 or 4.04.



                            CREDIT AGREEMENT-Page 14

         "REQUEST FOR LETTER OF CREDIT" has the meaning given that term in
SECTION 3.02.

         "REQUIRED LENDERS" means, at any time, Lenders whose Commitment Percentages aggregate at least 75%.

         "RESERVE REPORT" means an engineering analysis of Borrower's Oil and Gas Properties (or properties proposed to be acquired by Borrower or one or more of its Subsidiaries) in form and substance acceptable to Required Lenders prepared by independent petroleum engineers acceptable to Required Lenders in accordance with customary and prudent practices in the petroleum engineering industry and Financial Accounting Standards Board Statement 69, which designates the owner of each asset that is the subject of the Reserve Report.

         "RESTRICTED PAYMENT" means (a) any Distribution by Borrower or any Subsidiary of Borrower to any Person other than Borrower or another wholly-owned Subsidiary of Borrower, (b) the issuance of a Guarantee by Borrower or a Subsidiary with respect to any Debt or other obligation of Borrower or any Subsidiary, and (c) the retirement, redemption, or prepayment prior to the scheduled maturity by Borrower or any Subsidiary of Borrower of its Subordinated Debt.

         "ROLLOVER NOTICE" has the meaning given that term in SECTION 2.07.

         "SECURITY AGREEMENT" means the Security Agreement executed and delivered by Borrower and its Subsidiaries, substantially in the form of EXHIBIT E hereto, as amended, modified, or supplemented from time to time, pursuant to which Borrower and its Subsidiaries will pledge all their accounts receivable, inventory, equipment, and intangibles to secure the Obligations.

         "SECURITY DOCUMENTS" means the collective reference to the Guaranty Agreement(s), the Pledge Agreement(s), the Security Agreement(s), the Mortgages, and all other security documents hereafter delivered to Administrative Agent granting a Lien on any asset or assets of any Person to secure the Obligations and liabilities of Borrower hereunder and under any of the other Loan Documents or to secure any guarantee of any the obligations and liabilities.

         "SENIOR DEBT" means, at any time outstanding, all Debt of Borrower and its Subsidiaries except Subordinated Debt.

         "SPECIAL ACCOUNTS" means a Person's revenue distribution accounts and other accounts at a Lender which are not solely for the benefit of that Person; PROVIDED, THAT accounts for the benefit of Borrower and one or more of its Subsidiaries or for one or more Subsidiaries shall not be a "Special Account" for purposes of this Agreement.

         "SPECIAL DETERMINATION" means any determination of the Borrowing Base pursuant to SECTIONS 4.03 or 4.04.

         "SUBORDINATED DEBT" means Debt incurred by Borrower, the repayment of which is subordinate (in a manner acceptable to Required Lenders, as evidenced by their written approval) to Borrower's repayment of the Obligations, including
(a) notes created upon the exchange of Borrower's convertible exchangeable preferred stock outstanding as of the Closing Date, (b) Debt under Borrower's 6% convertible subordinated debentures due 2007, and (c) Debt incurred by Borrower in accordance with the Approved Notes Offering.

         "SUBSIDIARY" means, for any Person, any corporation, partnership, limited liability company, or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by that Person and any Subsidiaries of that Person.




                            CREDIT AGREEMENT-Page 15

         "SYNDICATION AGENT" means The Chase Manhattan Bank, in its capacity as Syndication Agent for Lenders.

         "TAXES" means all taxes, assessments, filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, interest equalization taxes, capital transaction taxes, foreign exchange taxes or other charges, or other charges of any nature whatsoever, from time to time or at any time imposed by law or any federal, state or local governmental agency. "TAX" means any one of the foregoing.

         "TERMINATION DATE" means February 14, 2002.

         "TOTAL COMMITMENT" means the Commitments of Lenders in an initial aggregate amount of $400,000,000, as that amount may be reduced from time to time pursuant to the terms of this Agreement.

         "TOTAL DEBT" means, at any time outstanding, all Debt of Borrower and its Subsidiaries.

         "TRIGGER EVENT" means the occurrence of all of the following: (a) the reduction in the Borrowing Base to $325,000,000 or less, (b) the simultaneous repayment of the principal of outstanding Loans in an amount sufficient to eliminate any Borrowing Base Deficiency resulting from such reduction in the Borrowing Base, and (c) the receipt by Borrower or any of its Subsidiaries of $75,000,000 representing either, or a combination of, (i) Net Cash Proceeds from the Common Stock Offering, and/or (ii) Net Cash Proceeds from the sale or other disposition of assets (excluding sales of Hydrocarbons produced in the ordinary course of business) in excess of the Borrowing Base value attributable to the assets sold as established by Required Lenders in their sole discretion.

         "UNUSED AVAILABILITY" means, at any time during the Commitment Period, the remainder of (i) the Borrowing Base at that time, minus (ii) the Outstanding Obligations.

         1.02. OTHER DEFINITIONAL PROVISIONS. Other terms are defined within this agreement. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All petroleum terms used herein have the meanings given them from time to time and at the time in question by the Society of Professional Engineers of the American Institute of Mining Engineers. Terms used herein that are defined in the Uniform Commercial Code as adopted by the State of Texas, unless otherwise defined herein, shall have the meanings specified in the Uniform Commercial Code as adopted by the State of Texas.

ARTICLE 2 - AMOUNT AND TERMS OF COMMITMENTS.
--------------------------------------------

         2.01. COMMITMENTS. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving loans (the "LOANS") to Borrower from time to time during the Commitment Period in an aggregate principal amount not to exceed at any one time outstanding the amount of that Lender's Commitment reduced by an amount equal to that Lender's Participating Interests in Letters of Credit then outstanding; PROVIDED, THAT, no Lender will make Loans if, after giving effect thereto, the Outstanding Obligations would exceed the lesser of
(i) the Total Commitment or (ii) the Borrowing Base then in effect. During the Commitment Period, Borrower may use the Commitments by borrowing, prepaying the Loans in whole or in part, and reborrowing all in accordance with the terms and conditions hereof.

         (b) The Loans may be outstanding as ABR Loans or Eurodollar Loans or a combination thereof, as determined by Borrower and notified to Administrative Agent in accordance with SECTIONS 2.02 and 2.07; PROVIDED, THAT, no Loan shall be made as a Eurodollar Loan after the day that is one month before the Termination Date. Each type of Loan shall be made and maintained at each Lender's Lending Office for that type of Loan. The failure of any Lender to make any requested Loan to be made by it on the




                            CREDIT AGREEMENT-Page 16

Borrowing Date specified for that Loan shall not relieve the other Lenders of their obligation (if any) to make Loans on that date, but no Lender shall be responsible for the failure of the other Lenders to make Loans to be made by the other Lender. Each Borrowing shall (i) be in a minimum principal amount of $1,000,000 or any larger integral multiple of $100,000 (except that any ABR Loan may be in the amount of the unused portion of the Total Commitment) and (ii) be made from each Lender ratably in accordance with its respective Commitment Percentage. Notwithstanding any provision of this Agreement or the Loan Documents to the contrary, on the Closing Date and continuously until repayment in full of all Loans or the termination of this Agreement, whichever occurs first, there shall be and remain outstanding Loans of not less than $1,000, the balance of which may not be prepaid.

         2.02. PROCEDURE FOR BORROWING. (a) To request a Borrowing hereunder, Borrower shall hand deliver or telecopy to Administrative Agent a Notice of Borrowing in the form of EXHIBIT F hereto (a "NOTICE OF BORROWING") prior to 1:00 p.m. (Fort Worth, Texas time) at least one Business Day before the requested Borrowing Date of each ABR Borrowing, and at least three Business Days before the Borrowing Date of each Eurodollar Borrowing. Each Notice of Borrowing shall specify (1) the Borrowing Date; (2) the aggregate amount of the Borrowing requested; (3) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing, and (4) in the case of a Eurodollar Borrowing, the duration of the Interest Period applicable thereto. Administrative Agent shall promptly notify each Lender of Borrower's request, and not later than 12:00 noon (Fort Worth, Texas time), on the Borrowing Date, each Lender will make available to Administrative Agent at 500 Throckmorton Street, Fort Worth, Texas 76102, in immediately available funds, that Lender's Commitment Percentage of the aggregate amount of such Borrowing. After Administrative Agent's receipt of these funds, not later than 2:00 p.m. (Fort Worth, Texas time) on the Borrowing Date and upon fulfillment of the applicable conditions set forth in Article 6, Administrative Agent will make the proceeds of such Borrowing available to Borrower in immediately available funds by crediting the amount thereof to Borrower's account with Administrative Agent.

                  (b) All notices given by Borrower under this SECTION 2.02 shall be irrevocable and shall be given not later than 1:00 p.m. (Fort Worth, Texas time) on a day which is not less than the number of Business Days specified above for the notice.

         2.03. NOTES. (a) All Loans made by each Lender shall be evidenced by, and repaid with interest in accordance with a single promissory note of Borrower (a "NOTE"), which shall be (i) in substantially the form of attached EXHIBIT B, duly completed; (ii) be dated the date hereof; (iii) be in a face amount equal to that Lender's Commitment; (iv) be payable to the order of that Lender for the account of its applicable Lending Office; and (v) bear interest in accordance with SECTION 2.04 hereof. Notwithstanding the principal amount of each Lender's Note as stated on the face thereof, the amount of principal actually owing on that Lender's Note at any given time shall be the aggregate of that Lender's Loans made to Borrower, less all payments of principal actually received by such Lender. The Loans shall mature on the Termination Date.

         (b) Simultaneously with the execution of this Agreement, Administrative Agent shall deliver to each Lender the Note payable to that Lender referenced in
SECTION 2.03(A). Each Lender may endorse (and prior to any transfer of its Note shall endorse) on the schedule attached to the Note held by that Lender appropriate notations to evidence the date and amount of each Loan made by it, the Interest Period applicable thereto, and the date and amount of each payment of principal of any Loan made by Borrower with respect thereto, PROVIDED, THAT, the failure by any Lender to so endorse its Note shall not affect the liability of Borrower for the repayment of all amounts outstanding under the Note together with interest thereon. Each Lender is hereby irrevocably authorized by Borrower to endorse its Note and to attach to and make a part of any Note a continuation of any such schedule as required.

         2.04. INTEREST RATES AND PAYMENT DATES. Borrower shall pay interest to Administrative Agent for the account of each Lender on the outstanding and unpaid principal amount of that Lender's Loans made under this Agreement at a rate per annum as follows:



                            CREDIT AGREEMENT-Page 17

                   (a) For each ABR Loan, at a rate equal to the sum of the Adjusted Base Rate in effect from day to day plus the Applicable Margin, PROVIDED THAT in no event will the rate charged hereunder or under any Note exceed the Maximum Lawful Rate. Interest which accrues on each ABR Loan shall be payable in arrears on the first day of January, April, July, and October of each year.

                  (b) For each Eurodollar Loan, for the Interest Period applicable thereto, at a rate equal to the sum of the Eurodollar Rate plus the Applicable Margin, PROVIDED THAT in no event will the rate charged hereunder or under any Note exceed the Maximum Lawful Rate. Interest which accrues on each Eurodollar Loan shall be payable in arrears on the expiration of each applicable Interest Period and, in the case of any Eurodollar Loan with an Interest Period of longer than three months, at the expiration of each three-month period during such Interest Period.

                  (c) Administrative Agent shall determine each interest rate applicable to the Loans in accordance with the terms hereof. Administrative Agent shall promptly notify Borrower and Lenders of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                  (d) Notwithstanding the foregoing, if at any time the rate of interest calculated with reference to the Adjusted Base Rate or the Eurodollar Rate hereunder (the "CONTRACT RATE") is limited to the Maximum Lawful Rate, any subsequent reductions in the contract rate shall not reduce the rate of interest on the affected Loan below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the contract rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of a Note, the total amount of interest paid or accrued on such Note is less than the amount of interest which would have accrued if the contract rate had at all times been in effect with respect thereto, then at that time, to the extent permitted by law, Borrower shall pay to the holder of the Note an amount equal to the difference between
(i) the lesser of the amount of interest which would have accrued if the contract rate had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (ii) the amount of interest actually paid on such Note.

                  (e) Any change in the interest rate on a Loan resulting from a change in the Adjusted Base Rate or the Eurodollar Reserve Percentage shall be effective as of the opening of business on the Business Day on which the change becomes effective. Interest on the unpaid principal of (i) each Eurodollar Loan shall be calculated on the basis of the actual days elapsed in a year consisting of 360 days (except to the extent that such calculation would result in a usurious rate, in which case a year consisting of 365 or 366 days, as the case may be, shall be used), and (ii) each ABR Loan shall be calculated on the basis of the actual days elapsed in a year consisting of 365 days or 366 days, as the case may be.

                  (f) Any overdue principal of and, to the extent permitted by law, overdue interest on any Loan (after giving effect to all grace periods) shall bear interest payable on demand, for each day until paid at a rate per annum equal to the lesser of (i) the sum of the Adjusted Base Rate plus (x) 5% until the occurrence of the Trigger Event and (y) 2% after the occurrence of the Trigger Event; and (ii) the Maximum Lawful Rate.

         2.05. NON-RECEIPT OF FUNDS BY ADMINISTRATIVE AGENT. (a) Unless Administrative Agent receives written notice from a Lender prior to the Borrowing Date applicable to a Borrowing that such Lender will not make the amount that would constitute its Commitment Percentage of the Borrowing, available to Administrative Agent, Administrative Agent may assume that Lender will make the funds available to Administrative Agent on the Borrowing Date, and Administrative Agent may, but shall not be obligated to, in reliance upon that assumption, make available to Borrower on the Borrowing Date a corresponding amount. If such Lender has not made the funds available to Administrative Agent, by the required time on the applicable Borrowing Date, that Lender agrees to repay to Administrative Agent, immediately on demand, the corresponding amount together with interest thereon, for each day from the date the amount is made available to Borrower until the date the amount is repaid to Administrative Agent, at the Federal



                            CREDIT AGREEMENT-Page 18

Funds Rate for three Business Days and thereafter at the Adjusted Base Rate. If such Lender shall repay to Administrative Agent the corresponding amount, the amount so repaid shall constitute such Lender's Loan for purposes of this Agreement. If such Lender does not pay the corresponding amount immediately upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Borrower, and Borrower shall immediately pay the corresponding amount to Administrative Agent with interest thereon, for each day from the date the amount is made available to Borrower until the date the amount is repaid to Administrative Agent, at the rate of interest applicable at the time to the proposed Loan.

                  (b) Unless Administrative Agent receives notice from Borrower prior to the date on which any payment is due to Lenders hereunder that Borrower will not make the payment in full, Administrative Agent may assume that Borrower has made the payment in full to Administrative Agent on that date, and Administrative Agent in its sole discretion may, but is not be obligated to, in reliance upon this assumption, cause to be distributed to each Lender on that due date an amount equal to the amount then due that Lender. If and to the extent Borrower does not make the payment in full to Administrative Agent, each Lender shall repay to Administrative Agent immediately on demand the amount distributed to that Lender together with interest thereon, for each day from the date the amount is distributed to such Lender until the date the Lender repays the amount to Administrative Agent, at the Federal Funds Rate for three Business Days and thereafter at the Adjusted Base Rate.

         2.06. USE OF PROCEEDS. Subject to the satisfaction of each condition precedent set forth in SECTION 6.01 hereof, all Loans and Letters of Credit outstanding under the Existing Credit Agreement shall be deemed to be outstanding hereunder and shall constitute Loans and Letter of Credit Outstandings hereunder. The proceeds of the Loans made on and after the Closing Date shall be used (a) to refinance the indebtedness outstanding under the Existing Credit Agreement, (b) to purchase the Cometra Assets, (c) for the payment of capital expenditures, drilling costs, and other expenses incurred by Borrower and its Subsidiaries in the further development and exploration of Borrower's Oil and Gas Properties, (d) to purchase additional oil and gas properties, (e) for working capital and general corporate purposes, but only to the extent that the use of proceeds for these purposes would be permitted under the terms of this Agreement, (f) to fund reimbursement obligations with respect to Letters of Credit, and (g) for Permitted Investments, but excluding Capital Stock of publicly traded companies. Borrower assumes all obligations of the other Existing Borrowers with respect to the Existing Rights and Obligations.

         2.07. CONVERSIONS AND RENEWALS. Borrower may elect from time to time to convert all or a part of one type of Loan into another type of Loan or to renew all or part of a Loan by giving Administrative Agent written notice thereof by 12:00 noon (Fort Worth, Texas time) at least one Business Day before the conversion into an ABR Loan and at least three Business Days before the conversion into or renewal of a Eurodollar Loan, specifying: (a) the renewal or conversion date; (b) the amount of the Loan to be converted or renewed; and (c) in the case of conversions, the type of Loan to be converted into; and (d) in the case of renewals of or a conversion into Eurodollar Loans, the duration of the Interest Period applicable thereto; provided that (i) the minimum principal amount of all Eurodollar Loans outstanding and subject to the same Interest Period after a renewal or conversion shall be $1,000,000 or any larger integral multiple of $100,000; and (ii) Eurodollar Loans can be converted to ABR Loans only on the last day of the Interest Period applicable thereto. All notices given by Borrower under this SECTION 2.07 shall be irrevocable and shall be in the form of EXHIBIT G hereto (a "ROLLOVER NOTICE"). If Borrower fails to give Administrative Agent the notice as specified above for the renewal or conversion of a Eurodollar Loan prior to the end of the Interest Period with respect thereto, that Eurodollar Loan shall automatically be converted into an ABR Loan on the last day of the Interest Period for the Loan.

         2.08. LIMITATION ON NUMBER OF EURODOLLAR LOANS. There may be no more than an aggregate of ten Interest Periods applicable to outstanding Eurodollar Loans in effect at any time, unless otherwise agreed by Lenders.

         2.09. PREPAYMENTS. (a) Borrower may, without premium or penalty, upon one Business Days' prior written notice to Administrative Agent, prepay the Notes, in whole or in part, with accrued interest



                            CREDIT AGREEMENT-Page 19
to the date of the prepayment on the amount prepaid, provided that (i) each prepayment of less than the full outstanding principal balance of the Notes shall be in a minimum amount equal to $1,000,000 or any larger integral multiple of $100,000; and (ii) if Borrower prepays the principal of any Eurodollar Loan on any date other than the last day of the Interest Period applicable thereto, Borrower shall also pay to Lenders the amounts specified in SECTION 10.06. Upon receipt of any prepayments, Administrative Agent will promptly thereafter cause to be distributed the prepayment to each Lender for the account of its applicable Lending Office in the proportion that each Lender's Loan to which the prepayment applies bears to the total amount of all Lenders' Loans to which the prepayment applies.

                  (b) Borrower shall make a mandatory prepayment on the Loans
(i) simultaneously with any reduction in the Borrowing Base pursuant to SECTION
4.05 hereof in an amount sufficient to eliminate any Borrowing Base Deficiency resulting from such prepayment, and (ii) at each other time required by SECTION
4.06 hereof as a result of any Borrowing Base Deficiency.

                  (c) Any voluntary prepayment of a Eurodollar Loan hereunder shall be (i) made together with interest accrued (through the date of the prepayment) on the principal amount prepaid and (ii) applied first to accrued interest and then to principal.

         2.10. MANNER AND APPLICATION OF PAYMENTS. (a) All payments of principal of, and interest on, any Note shall be made by Borrower to Administrative Agent before 1:00 p.m. (Fort Worth, Texas time), in federal or other immediately available funds, at Administrative Agent's office at 500 Throckmorton Street, Fort Worth, Texas 76102, for the account of the applicable Lending Office of each Lender. Should the principal of, or any installment of the principal or interest on, any Note, or any commitment fee, become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day. Whenever any payment to be made under this Agreement or under any Note shall be stated to be due on a day other than a Business Day, the payment shall be made on the next succeeding Business Day, and the extension of time shall be included in the computation of the payment of interest and the commitment fee, as the case may be, except, in the case of a Eurodollar Loan, if the result of the extension would be to extend the payment into another calendar month, the payment shall be made on the immediately preceding Business Day. All payments made under the Loan Documents shall be credited, to the extent of the amount thereof, in the following manner: (i) first to fees, costs and expenses which Borrower has agreed to pay under the Loan Documents; (ii) second, against the amount of interest accrued and unpaid on the Notes as of the date of the payment; (iii) third, against all principal (if any) due and owing on the Notes as of the date of the payment; (iv) fourth, as a prepayment of outstanding ABR Loans under the Notes; (v) fifth, as a prepayment of outstanding Eurodollar Loans under the Notes; and (vi) sixth, as a prepayment of any remaining Obligation. Subject to the foregoing, Borrower shall select ABR Loans and Eurodollar Loans to be repaid in a manner designated to minimize the loss to each Lender, if any, resulting from the payments; PROVIDED, HOWEVER, that, if Borrower fails to select the ABR Loans and Eurodollar Loans to which the payments are to be applied, or if an Event of Default has occurred and is continuing at the time of the payment, then each Lender shall be entitled to apply the payment to ABR Loans and Eurodollar Loans in the manner it shall deem appropriate.

                  (b) On the Business Day of receipt by Administrative Agent, if Administrative Agent's receipt occurs before 1:00 p.m. (Fort Worth, Texas time), Administrative Agent will promptly thereafter cause to be distributed, on the same Business Day, (1) the payments of principal and interest in like funds to each Lender for the account of its applicable Lending Office pro rata according to the respective outstanding principal amounts of the Loans to which the payment applies then held by Lenders and (2) other fees payable to any Lender to be applied in accordance with the terms of this Agreement. All payments received by Administrative Agent after 1:00 p.m. (Fort Worth, Texas time) will be distributed promptly by Administrative Agent, and in no event later than 2:00 p.m. (Fort Worth, Texas time) of the next succeeding Business Day. Borrower authorizes each Lender, if and to the extent payment is not made when due under this Agreement or under any Note, to charge from time to time against any account of Borrower with that Lender other than a Special Account any amount as due.




                            CREDIT AGREEMENT-Page 20

         2.11. VOLUNTARY REDUCTION OF COMMITMENT. Borrower may, by notice to Administrative Agent five Business Days prior to the effective date of any such reduction, reduce the Total Commitment (and thereby reduce the Commitment of each Bank ratably) in amounts not less than $1,000,000 and in any amount which is an integral multiple of $100,000. On the effective date of any such reduction, Borrower shall, to the extent required as a result of such reduction, make a principal prepayment on the Loans in an amount sufficient to cause the Outstanding Obligations to be equal to or less than the Total Commitment as thereby reduced. Notwithstanding the foregoing, Borrower shall not be permitted to voluntarily reduce the Total Commitment to an amount less than the Letter of Credit Outstandings.

ARTICLE 3 - LETTERS OF CREDIT.
------------------------------

         3.01. LETTERS OF CREDIT. (a) Subject to the terms and conditions hereof, the Issuing Lender selected by Borrower, in reliance on the agreements of the other Lenders set forth in SECTION 3.04(A), agrees to issue letters of credit ("LETTERS OF CREDIT") for the account of Borrower on any Business Day during the Commitment Period in such form as may be approved from time to time by the Issuing Lender; PROVIDED that Issuing Lender shall not issue any Letter of Credit if, after giving effect to the issuance and after giving effect to any Borrowing requested to be made or Letters of Credit requested to be issued on that date, (i) the Letter of Credit Outstandings would exceed $150,000,000 through the earlier of (A) April 30, 1997, or (B) any earlier cancellation, termination, or payment of the Cometra Letter of Credit, and $100,000,000 thereafter or (ii) the Outstanding Obligations would exceed the lesser of (x) the Total Commitment or (y) the Borrowing Base then in effect. Each Letter of Credit shall (i) be issued to support obligations of Borrower or any of its Subsidiaries contingent or otherwise, which finance the working capital and business needs of Borrower and its Subsidiaries, and (ii) shall expire no later than the earlier of (x) one year after the date of issuance or (y) five Business Days prior to the Termination Date. Each Letter of Credit shall be denominated in dollars.

                  (b) Each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1995 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time, and, to the extent not inconsistent therewith, the laws of the State of Texas.

                  (c) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if the issuance would conflict with, or cause the Issuing Lender or any Participating Lender to exceed any limits imposed by, any applicable law.

         3.02. PROCEDURE FOR ISSUANCE OF LETTERS OF CREDIT. Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender and Administrative Agent at their respective addresses for notices specified herein a Request for Letter of Credit in the form of EXHIBIT H hereto, together with a letter of credit application in the Issuing Lender's then customary form (a "LETTER OF CREDIT APPLICATION") completed to the satisfaction of the Issuing Lender, and the other certificates, documents, and other papers and information as may be customary and as the Issuing Lender may reasonably request. Upon receipt of any Letter of Credit Application, the Issuing Lender will process the Letter of Credit Application and the certificates, documents, and other papers and information delivered to it in connection therewith in accordance with its customary procedures and, upon receipt by the Issuing Lender of confirmation from Administrative Agent that issuance of the Letter of Credit will not contravene SECTION 3.01, the Issuing Lender shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Letter of Credit Application therefor and all certificates, documents, and other papers and information relating thereto) by issuing the original of the Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and Borrower. The Issuing Lender shall furnish a copy of the Letter of Credit to Borrower and Administrative Agent promptly following the issuance thereof, and, thereafter, Administrative Agent shall promptly furnish a copy thereof to Lenders.



                            CREDIT AGREEMENT-Page 21

         3.03. FEES, COMMISSIONS, AND OTHER CHARGES. (a) Borrower shall pay to Administrative Agent, for the account of the Issuing Lender and the Participating Lenders, a letter of credit commission with respect to each Letter of Credit on the average daily aggregate amount available to be drawn under such Letter of Credit during the relevant period equal to the greater of (x) $500 or
(y) an amount calculated for the period from the date the Letter of Credit is issued to the date upon which the payment is due under this SECTION 3.03 (and, thereafter, from the date of prior payment under this SECTION 3.03 to the date upon which the payment is due under this section) at a rate per annum equal to the Applicable Margin in effect on the date such payment is due with respect to Eurodollar Loans MINUS .125%, based upon the actual number of days that such Letter of Credit is outstanding. Borrower also shall pay to Administrative Agent, for the account of the Issuing Lender, a letter of credit commission with respect to each Letter of Credit in an amount equal to .125% per annum of the stated amount of the Letter of Credit, based upon the actual number of days that such Letter of Credit is outstanding. The Letter of Credit commissions payable pursuant to the first sentence of this section shall be payable quarterly in arrears on the first day of each January, April, July, and October, commencing April 1, 1997, and on the Termination Date. The letter of credit commissions payable pursuant to the second sentence of this section shall be payable in arrears on the first day of each January, April, July, and October, commencing April 1, 1997, on the date such Letter of Credit is extended, and on the Termination Date.

                  (b) In addition to the foregoing fees and commissions, Borrower shall pay or reimburse the Issuing Lender for all normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending, or otherwise administering any Letter of Credit.

                  (c) Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the Participating Lenders all fees and commissions received by Administrative Agent for their respective accounts pursuant to this subsection.

         3.04. LETTER OF CREDIT PARTICIPATION. (a) Effective on the date of issuance of each Letter of Credit (including, without limitation, each Existing Letter of Credit which is deemed issued on the Closing Date), the Issuing Lender irrevocably agrees to grant and hereby grants to each Participating Lender, and each Participating Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for the Participating Lender's own account and risk, an undivided interest equal to the Participating Lender's Commitment Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued by the Issuing Lender and the amount of each draft paid by the Issuing Lender thereunder. Each Participating Lender unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by Borrower in accordance with the terms of this Agreement, the Participating Lender shall pay to Administrative Agent, for the account of the Issuing Lender, upon demand at Administrative Agent's address specified in SECTION 12.10, an amount equal to the Participating Lender's Commitment Percentage of the amount of the draft, or any part thereof, which is not so reimbursed. On the date that any assignee becomes a Lender party to this Agreement in accordance with SECTION 12.08, participating interests in any outstanding Letters of Credit held by the transferor Lender from which the assignee acquired its interest hereunder shall be proportionately reallotted between the assignee and the transferor Lender. Each Participating Lender hereby agrees that its obligation to participate in each Letter of Credit, and to pay or to reimburse the Issuing Lender for its participating share of the drafts drawn or amounts otherwise paid thereunder, is absolute, irrevocable, and unconditional and shall not be affected by any circumstances whatsoever (including, without limitation, the occurrence or continuance of any Default or Event of Default), and that each payment shall be made without offset, abatement, withholding, or other reduction whatsoever.

                  (b) If any amount required to be paid by any Participating Lender to the Issuing Lender pursuant to SECTION 3.04(A) in respect of any unreimbursed portion of any draft paid by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date the payment is due, the Participating Lender also shall pay to Administrative Agent, for the account of the




                            CREDIT AGREEMENT-Page 22

Issuing Lender, on demand, an amount equal to the product of (i) that amount, times (ii) the daily average Federal Funds Rate during the period from and including the date the draft is paid to the date on which the payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapsed during that period and the denominator of which is 360. If any amount required to be paid by any Participating Lender pursuant to SECTION 3.04(A) is not in fact made available to Administrative Agent, for the account of the Issuing Lender, by the Participating Lender within three Business Days after the date the payment is due, the Issuing Lender shall be entitled to recover from the Participating Lender, on demand, the amount with interest thereon calculated from the due date at the Adjusted Base Rate A certificate of the Issuing Lender submitted to any Participating Lender with respect to any amounts owing under this section shall be conclusive in the absence of manifest error.

                  (c) Whenever, at any time after the Issuing Lender has paid a draft under any Letter of Credit and has received from any Participating Lender its PRO RATA share of the payment in accordance with SECTION 3.04(A), the Issuing Lender receives any reimbursement on account of the unreimbursed portion, or any payment of interest on account thereof, the Issuing Lender will pay to Administrative Agent, for the account of the Participating Lender, its PRO RATA share thereof; PROVIDED, HOWEVER, that in the event that any the payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, the Participating Lender shall return to Administrative Agent for the account of the Issuing Lender, the portion thereof previously distributed to it.

         3.05. REIMBURSEMENT OBLIGATION OF BORROWER. If any draft is presented for payment under any Letter of Credit, the Issuing Lender shall notify Borrower and Administrative Agent of the date and the amount thereof. Borrower agrees to reimburse the Issuing Lender (whether with its own funds or with proceeds of Loans), within two Business Days after notice that the Issuing Lender paid a draft so presented under any Letter of Credit, for the amount of (i) the draft so paid and (ii) any taxes, fees, charges, or other costs or expenses incurred by the Issuing Lender in connection with the payment. Each payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by Borrower under this subsection from the date of payment of the applicable draft until payment in full thereof, (x) for the period commencing on the date of payment of the applicable draft to the date which is three days after notice of payment of the draft, at the Adjusted Base Rate at that time and (y) thereafter, at the Adjusted Base Rate at that time plus 5% until the occurrence of the Trigger Event and after the Trigger Event at the Adjusted Base Rate at that time plus 2%.

         3.06. OBLIGATIONS ABSOLUTE. (a) Borrower's obligations under this
Article 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which Borrower or any other Person may have or have had against the Issuing Lender or any other Lender or any beneficiary of a Letter of Credit. Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and Borrower's obligations under SECTION 3.05 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon which on its face appears valid, even though the documents shall in fact prove to be invalid, fraudulent, or forged, or any dispute between or among Borrower and any beneficiary of any Letter of Credit or any other party to which the Letter of Credit may be transferred or any claims whatsoever of Borrower against any beneficiary of the Letter of Credit or any the transferee. The Issuing Lender shall not be liable for any error, omission, interruption, or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct. Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of Texas, including, without limitation, Article V thereof, shall be binding on Borrower and shall not result in any liability of the Issuing Lender to Borrower.


                            CREDIT AGREEMENT-Page 23

                  (b) Without limiting the generality of the foregoing, it is expressly agreed that the absolute and unconditional nature of Borrower's obligations under this Article 3 to reimburse the Issuing Lender for each drawing under a Letter of Credit will not be excused by the gross negligence or willful misconduct of the Issuing Lender. However, the foregoing shall not be construed to excuse the Issuing Lender from liability to Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by Borrower to the extent permitted by applicable law) suffered by Borrower that are caused by the Issuing Lender's gross negligence or willful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.

         3.07. LETTER OF CREDIT PAYMENTS. Without limitation of SECTION 3.06, the responsibility of the Issuing Lender to Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in the Letter of Credit, be limited to determining that the documents (including each draft) delivered under the Letter of Credit in connection with the presentment are in conformity with the Letter of Credit.

         3.08. LETTER OF CREDIT APPLICATIONS. To the extent that any provision of any Letter of Credit Application, including any reimbursement provisions contained therein, related to any Letter of Credit is inconsistent with the provisions of this Article 3, the provisions of this Article 3 shall prevail.

         3.09. CASH COLLATERALIZATION OF LETTERS OF CREDIT. Upon request of Administrative Agent after the occurrence and during the continuance of an Event of Default and at any time required to eliminate any Borrowing Base Deficiency pursuant to SECTION 4.06 hereof, Borrower shall deposit cash with Administrative Agent in an amount equal to the aggregate Letter of Credit Outstandings (or, in the event of a Borrowing Base Deficiency in the amount required pursuant to
SECTION 4.06). Such amount so deposited shall be held by Administrative Agent for the ratable benefit of all Lenders as security for the Letter of Credit Outstandings and other Obligations, and Borrower will, in connection therewith, deliver such security agreements in form and substance satisfactory to Administrative Agent which it may, in its discretion require. As drafts or demands are presented under any Letter of Credit, Administrative Agent shall disburse such cash to the applicable Issuing Lender to the extent necessary to satisfy Borrower's reimbursement obligations in connection therewith. To the extent drafts or other demands for payment are not made prior to the expiration date for any Letter of Credit, Administrative Agent agrees, if no Event of Default has occurred and is continuing, to remit to Borrower cash in the amount deposited under this SECTION 3.09 for which the contingent obligations evidenced by such Letter of Credit have ceased. When all Letters of Credit have expired or been canceled, and all Letter of Credit Obligations and other Obligations have been paid in full and all Commitments have been terminated (or any Borrowing Base Deficiency has been eliminated to the extent such cash collateralization is required as a result of Borrowing Base Deficiency) Administrative Agent shall release any remaining cash deposited under this SECTION 3.09 to Borrower.



                            CREDIT AGREEMENT-Page 24

ARTICLE 4 - BORROWING BASE
--------------------------

         4.01. DETERMINATION OF BORROWING BASE. (a) The term "BORROWING BASE" means the designated loan value of Borrower's Oil and Gas Properties as determined by Agents in their sole discretion and approved by Required Lenders in their sole discretion, in each case in accordance with their respective then-current practices, customary procedures and standards for their respective petroleum industry customers, and utilizing (i) the pertinent economic parameters customarily used by each Lender with respect to credits of a similar size and nature, and (ii) the information that the Lenders have available to them at the time of each determination, including, without limitation, assets, liabilities, cash flow and other financial information regarding Borrower and its Subsidiaries, the Collateral and the business, properties, prospects, management, and ownership of the Borrower and its Subsidiaries. The Borrowing Base in effect under this Agreement shall be redetermined at the times set forth in SECTION 4.02, 4.03, and 4.04 and in accordance with the procedures set forth in SECTION 4.01(B). Until the Commitments of all Banks have terminated, all Letters of Credit have expired or been canceled, and all Obligations have been paid in full, amounts outstanding under this Agreement shall be subject to the then effective Borrowing Base.

         (b) Not later than ten Business Days prior to each Determination Date applicable to any redetermination of the Borrowing Base, (i) Agents shall agree among themselves with respect to the Borrowing Base which Agents recommend be effective commencing on such Determination Date, and (ii) Administrative Agent shall notify each Lender of the amount of such recommended Borrowing Base. If Required Lenders fail to promptly approve such recommended Borrowing Base, Agents shall propose one or more alternative Borrowing Bases and shall consult with Lenders regarding the proposed Borrowing Base until such time as Required Lenders approve a Borrowing Base proposed by Agents. Promptly upon approval by Required Lenders of the Borrowing Base to become effective on a Determination Date, Administrative Agent shall provide written notice of the amount of such Borrowing Base to Borrower which shall become effective on the date specified in such notice (which shall be no sooner than the date such notice is sent). In the event Required Lenders fail to approve a Borrowing Base to be effective on any applicable Determination Date, the Borrowing Base in effect prior to such Determination Date shall remain in effect until such time as a new Borrowing Base is redetermined in accordance with this SECTION 4.01(B).

         4.02. PERIODIC REDETERMINATION. The Borrowing Base shall be redetermined semi-annually on November 1 and May 1, commencing November 1, 1997, or on such date promptly following each such date as may be required to redetermine the Borrowing Base in accordance with the procedures set forth in
SECTION 4.01(B).

         4.03. SPECIAL REDETERMINATION REQUESTED BY BORROWER. In addition to Periodic Determinations required herein and Special Determinations requested by Required Lenders in accordance with SECTION 4.04, Borrower may request up to two Special Determinations of the Borrowing Base pursuant to this SECTION 4.03 in each calendar year; PROVIDED, THAT, one of such requests must be in connection with a request for an increase in the Borrowing Base to finance the acquisition by Borrower (or one of its Subsidiaries) of additional oil and gas properties ("ADDITIONAL PROPERTIES"). Together with any Request for Determination delivered by Borrower to Lenders under this SECTION 4.03, Borrower shall deliver to Lenders a Reserve Report prepared as of a date not more than 30 days prior to the date of such Request for Determination. At Borrower's option, such Reserve Report may only apply to (a) the Additional Properties which are the subject of such request, or (b) those existing properties which Borrower believes support an increase in the Borrowing Base as a result of the completion of a successful drilling and development program or other factors.

         4.04. SPECIAL DETERMINATIONS REQUESTED BY REQUIRED LENDERS. In addition to Periodic Determinations required herein and Special Determinations requested by Borrower in accordance with SECTION 4.03, Required Lenders may request (a) a Special Determination in connection with any issuance by Borrower or any of its Subsidiaries of Subordinated Debt (other than in accordance with the Approved



                            CREDIT AGREEMENT-Page 25

Notes Offering) or preferred stock, and (b) from and after the earlier to occur of the Trigger Event or November 1, 1997, two Special Determinations in each calendar year in addition to each Special Determination allowed under SECTION 4.04(A); PROVIDED, THAT, one such Special Determination requested pursuant to this clause (b) shall be based on a determination by Required Lenders, in their sole discretion that either (i) there has been a material decrease in the Present Value of Borrower's Oil and Gas Properties, or (ii) an event has occurred which has had, or which is reasonably expected to have, a Material Adverse Effect. In the event Required Lenders request a Special Determination pursuant to this SECTION 4.04, they may, at their option, suspend the next Periodic Determination.

         4.05. INITIAL BORROWING BASE. Subject to the rights of Borrower and Required Lenders to request an earlier Special Determination pursuant to SECTION
4.03 or 4.04 above, the Borrowing Base in effect under this Agreement (a) for the period from the Closing Date until August 13, 1997, shall be $400,000,000, and (b) from and after August 13, 1997, until the Periodic Determination scheduled to occur on or around November 1, 1997, shall be $325,000,000, unless the reduction to such amount is waived by all Lenders; PROVIDED, THAT, the Borrowing Base in effect under clause (a) of this SECTION 4.05 shall reduce simultaneously with the receipt by Borrower or any of its Subsidiaries on or before August 13, 1997, of Net Cash Proceeds resulting from the Approved Notes Offering, the Common Stock Offering, or any sale or disposition by Borrower or any of its Subsidiaries of any asset owned by them (other than the sale of Hydrocarbons produced in the ordinary course of business). Any reduction of the Borrowing Base pursuant to the foregoing proviso shall be effective simultaneously with the receipt of such Net Cash Proceeds and shall be in an amount equal to the lesser of (i) the amount of such Net Cash Proceeds, or (ii) the amount necessary to reduce the Borrowing Base to $325,000,000. Notwithstanding the preceding sentence, if the aggregate principal amount of notes issued by Borrower in accordance with the Approved Notes Offering exceeds $100,000,000, the Borrowing Base then in effect shall be reduced simultaneously by the excess of the aggregate principal amount of the notes over $100,000,000.

         4.06. OVER ADVANCE. (a) In the event any Borrowing Base Deficiency results from any redetermination of the Borrowing Base pursuant to SECTION 4.02, 4.03, or 4.04 hereof, Borrower shall be required to eliminate such deficiency by making mandatory prepayments on the outstanding principal balance of the Loans in an amount equal to the amount of such deficiency, one half of which shall be paid on or before the 90th day following the effective date of the redetermination resulting in such Borrowing Base Deficiency, and the remaining balance of which shall be paid in full on or before the 180th day following the effective date of such redetermination.

                  (b) In the event any Borrowing Base Deficiency results from any reduction in the Borrowing Base pursuant to SECTION 4.05, Borrower shall be required to eliminate such deficiency by making a mandatory prepayment on the outstanding principal balance of the Loans in an amount equal to the amount of such deficiency, which prepayment shall be due and payable simultaneously with such reduction in the Borrowing Base.

                  (c) In the event any Borrowing Base Deficiency cannot be eliminated pursuant to this SECTION 4.06 by prepayment of the Loans in full (as a result of Letter of Credit Outstandings) on or before each date on which a prepayment of the Loans is required by this SECTION 4.06, Borrower shall also deposit cash with Administrative Agent to be held by Administrative Agent pursuant to SECTION 3.09 in an amount sufficient to eliminate such Borrowing Base Deficiency (or the required portion of such Borrowing Base Deficiency in the case of the payment due 90 days after the determination that a Borrowing Base Deficiency exists pursuant to SECTION 4.06(A)).

ARTICLE 5 - COLLATERAL.
-----------------------

         5.01. SECURITY. (a) Pursuant to SECTION 5.01(B), the Obligations shall be secured by first and prior Liens (subject only to Permitted Encumbrances) covering (i) the Existing Mortgaged Properties, (ii) the Cometra Mortgaged Properties, (iii) first and prior Liens on 100% of the issued and outstanding Capital Stock of Borrower's Subsidiaries, (iv) all accounts receivable, inventory, equipment, and



                            CREDIT AGREEMENT-Page 26
intangibles of Borrower and each of its Subsidiaries, and (v) the additional collateral referenced in SECTION 5.01(B).

                  (b) Borrower and its Subsidiaries will execute and deliver as of the Closing Date (i) the Cometra Mortgages, (ii) Existing Mortgage Amendments, (iii) Security Agreement(s), (iv) Pledge Agreement(s), and (v) any financing statements relating thereto (the "CLOSING COLLATERAL DOCUMENTS"); provided, however, neither Administrative Agent nor any Lender will, or will cause, the Closing Collateral Documents to be filed with any Governmental Authority (except for financing statements relating to Pledge Agreements and Security Agreements, which shall be filed with the Texas Secretary of State promptly after the Closing Date) unless and until the Outstanding Obligations have not been reduced to $325,000,000 or less on or before May 15, 1997. If the Outstanding Obligations have not been reduced to $325,000,000 or less on or before May 15, 1997, in addition to the Liens granted by the Closing Collateral Documents, the Borrower or its Subsidiaries, as appropriate, will grant to Administrative Agent, for the ratable benefit of each Lender, first and prior Liens (subject only to Permitted Encumbrances) on all Borrower's Oil and Gas Properties designated by Required Lenders which have a Present Value (as reflected on the most recent Reserve Report delivered to Lenders) of $100,000 or more which are not the subject of existing mortgages creating such first and prior Liens. On each occasion on which Borrower and its Subsidiaries are required to grant Liens on any asset pursuant to this SECTION 5.01(B), upon submission to Borrower by Administrative Agent, Borrower and its Subsidiaries shall immediately execute and deliver to Administrative Agent, for the ratable benefit of each Lender, Security Documents in form and substance acceptable to Administrative Agent granting first and prior Liens (subject only to Permitted Encumbrances) on the designated properties.

                  (c) Except as provided in SECTION 5.01(B), Borrower acknowledges that all Mortgages now or hereafter executed by Borrower or its Subsidiaries will be recorded promptly and all other action necessary to perfect the liens and security interests evidenced by the Mortgages will be taken. Borrower represents and warrants to Lenders that all Mortgages (i) are or will be duly authorized, executed, and delivered by the Person executing them, (ii) constitute the valid, binding, and enforceable obligations of each Person that executed the Mortgages in accordance with their terms, and (iii) operate to create in favor of Administrative Agent, for the ratable benefit of each Lenders, first priority liens in the interests covered thereby.

                  (d) Provided that no Default or Event of Default has occurred which is continuing, upon the occurrence of the Trigger Event, Lenders authorize Administrative Agent to release, and Administrative Agent hereby agrees that it will release, all Collateral, and execute for the benefit of Borrower and its Subsidiaries all documents reasonably requested by Borrower to evidence such release.

         5.02. GUARANTIES. Payment and performance of the Obligations will be fully guaranteed by each of Borrower's Subsidiaries pursuant to a Guaranty Agreement executed by each Subsidiary, substantially in the form of attached EXHIBIT C.

         5.03. LEGAL OPINIONS; CORPORATE MATTERS. Administrative Agent will be permitted, at Borrower's expense, to obtain opinions of counsel in each jurisdiction in which oil and gas properties of Borrower or its Subsidiaries are located, with respect to the validity, enforceability, and actions necessary to perfect the liens and security interests created by the Mortgages covering the oil and gas properties and as to the other matters as Administrative Agent shall deem necessary with respect to the Mortgages. Furthermore, simultaneously with the execution and delivery of any Mortgages required by SECTION 5.01, Borrower shall also deliver to Administrative Agent (i) such resolutions, certificates, and documents as Required Lenders shall request relating to the existence of Borrower and its Subsidiaries, the corporate, partnership, limited liability company, or other authority for the execution, delivery, and performance of the Mortgages and all other matters relevant thereto as Required Lenders may reasonably request, and (ii) at Required Lenders' request, an opinion of counsel satisfactory to them with respect to the matters referred to in clause (i) immediately preceding.



                            CREDIT AGREEMENT-Page 27

         5.04. ADDITIONAL TITLE DATA. (a) Borrower shall, upon the request of Required Lenders, make available to Administrative Agent at Borrower's Fort Worth, Texas, Hartville, Ohio, and Oklahoma City, Oklahoma, offices, all title opinions, title information, and other information in its possession, control, or direction with respect to title to the Mortgaged Properties and relative priority of the Mortgages as are appropriate to determine the status thereof.

                  (b) At any time Borrower or its Subsidiaries are required to mortgage any oil and gas properties and related assets pursuant to SECTION 5.01, Borrower shall deliver to Administrative Agent title opinions or other title information acceptable to Administrative Agent covering Borrower's Oil and Gas Properties which are, or are to become, Mortgaged Properties and other information regarding title to such properties and the relative priority of the Liens in favor of Administrative Agent as Administrative Agent shall reasonably request, all in form and substance and from attorneys acceptable to Administrative Agent.

         5.05. BENEFITS OF COLLATERAL. Administrative Agent shall hold the Collateral required to be pledged and deposited by the Loan Parties to Administrative Agent, along with all payments and proceeds arising therefrom, for the ratable benefit of Lenders as security for the payment of all Obligations. Upon payment in full of all Obligations and termination of all Commitments, Administrative Agent shall release, if not sooner released pursuant to SECTION 5.01(D), all of the Collateral remaining in its possession to Borrower and shall notify each Lender of the release. Except as otherwise expressly provided for in this Article 5, Administrative Agent, in its own name or in the name of Borrower, may enforce any of the Collateral or the security therefor by any mode provided under the Loan Documents or by the law of the state in which the Collateral or in which any real property subject to any of the Collateral is located, and may collect and receive proceeds receivable on account of ownership of the Collateral.

         5.06. STATUS OF COLLATERAL IN EVENT OF DEFAULT. Notwithstanding the terms of any Mortgage or other security instrument securing repayment of the Obligations by which Borrower assigns to Administrative Agent for the ratable benefit of Lenders the proceeds from the sale of production accruing to the Mortgaged Properties, so long as no Default or Event of Default has occurred that is continuing, Borrower shall be permitted to continue to receive from the purchasers of production all proceeds from the sale of production, and Administrative Agent shall not request that such proceeds be paid to Administrative Agent. Upon the occurrence and continuation of any Event of Default, Administrative Agent, at the request of Required Lenders, may direct the Persons purchasing the production from Borrower's Oil and Gas Properties to pay the proceeds of sale directly to Administrative Agent.

ARTICLE 6 - CONDITIONS PRECEDENT.
---------------------------------

         6.01. CONDITIONS PRECEDENT TO CLOSING ASSIGNMENT, RESTATEMENT OF EXISTING CREDIT AGREEMENT, AND INITIAL EXTENSION OF CREDIT HEREUNDER. The agreement of each Lender to (i) enter into and perform its obligations under the Closing Assignment, (ii) restate the Existing Credit Agreement, and (iii) make the initial Loan requested to be made by it, and of the Issuing Lender to issue the initial Letter of Credit to be issued by it, is subject to the satisfaction, prior to or concurrently therewith of the following conditions precedent:

                  (a) CLOSING DELIVERIES. Administrative Agent shall have received the following documents, instruments, agreements, and other information, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and Required Lenders and each of which shall, unless otherwise indicated, be dated the Closing Date:

                           (i)  this Agreement;

                           (ii) a Note payable to the order of each Lender in
the amount of such Lender's Commitment, duly executed by Borrower;



                            CREDIT AGREEMENT-Page 28

                           (iii) Mortgages duly executed by the appropriate
Person covering the Cometra Mortgaged Properties, accompanied by such financing statements requested by Administrative Agent to perfect the Liens granted by such Mortgages;

                           (iv) Existing Mortgage Amendments duly executed by
the appropriate Person;

                           (v) a Guaranty Agreement duly executed by each of
Borrower's Subsidiaries;

                           (vi) a Security Agreement duly executed by Borrower
and its Subsidiaries, accompanied by such financing statements executed by Borrower and its Subsidiaries as Administrative Agent shall request to perfect the Liens granted pursuant to the Security Agreement;

                           (vii) a Pledge Agreement duly executed by Borrower
and its Subsidiaries, as appropriate, together with (A) certificates evidencing
(1) 100% of the issued and outstanding Capital Stock of Borrower's Subsidiaries (all certificates delivered pursuant to this provision shall be duly endorsed or accompanied by duly executed blank stock powers), and (B) accompanied by such financing statements executed by Borrower as Administrative Agent shall request to perfect the Liens granted pursuant to the Pledge Agreement;

                           (viii) opinions of Vinson & Elkins L.L.P. and Rubin
Baum Levin Constant & Friedman, special counsel for Borrower and its Subsidiaries, favorably opining as to the enforceability of each of the Loan Documents executed and delivered by Borrower and its Subsidiaries and to such other matters as Administrative Agent or Required Lenders may reasonably request;

                           (ix) certificates executed by an Authorized Officer
of Borrower stating that (A) the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all respects, (B) no Default or Event of Default has occurred which is continuing, and (C) all conditions set forth in this SECTION 6.01 and in SECTION
6.02 have been satisfied;

                           (x) such resolutions, certificates and other
documents relating to the existence of the Loan Parties, the corporate, partnership, or limited liability company authority for the execution, delivery and performance of this Agreement, the Notes, the other Loan Documents, and certain other matters relevant hereto, in form and substance satisfactory to Administrative Agent, which resolutions, certificates and documents include resolutions of the directors of each Loan Party authorizing the execution, delivery, and performance of the Loan Documents and certificates of incumbency for each Loan Party;

                           (xi) all documents required by Administrative Agent
to evidence that, subject only to disbursement and application of initial Borrowing, the Cometra Acquisition shall have closed, which must occur on or before February 28, 1997;

                           (xii) Agents have completed a review of Borrower's
environmental due diligence with respect to the Cometra Assets and of the policies and procedures of Borrower and its Subsidiaries with respect to compliance with Environmental Laws, and Agents are reasonably satisfied with the results of that review;

                           (xiii) title information with respect to the Cometra
Assets sufficient to enable Agents or their counsel to review title to that part of the Cometra Assets deemed necessary by Agents, and Agents are reasonably satisfied with the results of that review;

                           (xiv) copies of registration statements, offering
memorandums, or other information filed with the Securities and Exchange Commission sufficient to enable Agents to verify that the Common Stock Offering and the Approved Notes Offering have been initiated; and



                            CREDIT AGREEMENT-Page 29

                           (xv) an unaudited pro forma consolidated balance
sheet of Borrower and its Consolidated Subsidiaries which projects the financial condition of Borrower and its Consolidated Subsidiaries as at the Closing Date after giving effect to the Common Stock Offering, the Approved Notes Offering, the initial extensions of credit under this Agreement, and the acquisition of the Cometra Assets and which enables Agents to verify that Borrower will have adequate liquidity on and after the Closing Date, in the sole judgment of Agents.

                   (b) NO MATERIAL ADVERSE CHANGE. No event has occurred that would have a Material Adverse Effect.

                   (c) NO LEGAL PROHIBITION. The transactions contemplated by this Agreement and the Cometra Agreements shall be permitted by applicable law and regulation and shall not subject Agents, any Lender, Borrower, or any Subsidiary to any material adverse change in their assets, liabilities, financial condition, or prospects.

                   (d) NO LITIGATION. No litigation, arbitration, or similar proceeding shall be pending which calls into question the validity or enforceability of this Agreement, the other Loan Documents, or the Cometra Agreements.

                   (e) OTHER MATTERS. All matters related to this Agreement, the other Loan Documents, Borrower, its Subsidiaries, and the Cometra Acquisition shall be acceptable to Administrative Agent and each Lender in their discretion, and Borrower shall have delivered to Administrative Agent and each Lender such evidence as they shall request to substantiate any matters related to this Agreement, the other Loan Documents, Borrower, its Subsidiaries, and the Cometra Agreements as Administrative Agent or any Lender shall request.

                   (f) CLOSING FEES. Borrower shall have paid (or made arrangements for payment from initial Loan proceeds) to Agents and Lenders any fees payable to those parties.

         6.02. CONDITIONS TO EACH LOAN AND EACH LETTER OF CREDIT. The obligation of each Lender to loan its Commitment Percentage of each Borrowing and the obligation of the Issuing Lender to issue Letters of Credit on the date any Letter of Credit is to be issued is subject to the further satisfaction of the following conditions:

                   (a) timely receipt by Administrative Agent of a Notice of Borrowing or Request for Letter of Credit;

                  (b) immediately before and after giving effect to such Borrowing or issuance of the Letter of Credit, no Default or Event of Default shall have occurred and be continuing and neither the Loan nor the issuance of the Letter of Credit shall cause a Default or Event of Default;

                  (c) the representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the applicable Borrowing or the date of the issuance of the Letter of Credit;

                  (d) the funding of the Borrowing or the issuance of the Letter of Credit and all other Borrowings to be made and/or Letters of Credit to be issued on the same day under this Agreement, shall not cause a Borrowing Base Deficiency;

                  (e) following the issuance of any Letter of Credit, the aggregate Letter of Credit Outstandings shall not exceed (i) $150,000,000 through the earlier of (A) April 30, 1997, and (B) the date of cancellation or termination of the Cometra Letter of Credit, and (ii) $100,000,000 thereafter.



                            CREDIT AGREEMENT-Page 30

         Each Borrowing and the issuance of each Letter of Credit hereunder shall constitute a representation and warranty by Borrower that on the date of the Borrowing or issuance of the Letter of Credit that statements contained in subclauses (b), (c), (d), and (e) above are true.

ARTICLE 7 - REPRESENTATIONS, WARRANTIES, AND COVENANTS.
-------------------------------------------------------

         7.01. WARRANTIES. To induce Lenders to enter into this Agreement and to lend to Borrower and for each Lender's reliance in so doing, Borrower warrants to each Lender that each of the following statements is true and correct on the date hereof and will be true and correct on the Closing Date both before and after giving effect to the Cometra Acquisition, and will be true and correct on the date of each Borrowing and the date of issuance of each Letter of Credit:

                  (a) FINANCIAL CONDITION. (1) The consolidated balance sheet of Borrower and its Consolidated Subsidiaries at December 31, 1995, and the related consolidated statements of operations, of cash flows and of changes in stockholders' equity for the fiscal year ended on that date, which have been furnished to each Lender, present fairly in all material respects the consolidated financial condition of Borrower and its Consolidated Subsidiaries as at that date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended.

                           (2) The consolidated balance sheet of Borrower and
its Consolidated Subsidiaries at September 30,1996, and the related consolidated statements of operations, of cash flows and of changes in stockholders' equity for the three fiscal quarters ended on that date, which have been furnished to each Lender, present fairly in all material respects the consolidated financial condition of Borrower and its Consolidated Subsidiaries as at that date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended.

                           (3) The unaudited pro forma consolidated balance
sheet of Borrower and its Consolidated Subsidiaries, as at September 30, 1996, certified by an Authorized Officer, copies of which have been furnished to each Lender, represents in all material respects the pro forma consolidated financial condition of each of Borrower and its Consolidated Subsidiaries as at that date after giving effect to the Common Stock Offering, the Approved Notes Offering, and the initial extensions of credit under this Agreement; PROVIDED, THAT, the financial information which constitute projections, copies of which have been furnished to each Lender prior to the Closing Date, were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by Borrower to be reasonable in all material respects at the time made and which Borrower believes are reasonable in all material respects on the date hereof.

                           (4) The consolidated balance sheet and other
financial statements, referred to in SECTIONS 7.01(A)(1) and (2), including the related schedules and notes thereto, were prepared in accordance with GAAP applied consistently throughout the period involved. Neither Borrower nor any of its Consolidated Subsidiaries had, at the date of the balance sheet, any material obligation, contingent liability, or liability for Taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the statement or in the notes thereto to the extent required by GAAP. During the period from January 1, 1997, to and including the date of this Agreement there has been no sale, transfer, or other disposition by Borrower or any of its Consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of Borrower and its Consolidated Subsidiaries at December 31, 1996.

                  (b) NO CHANGE. Since December 31, 1995, there has been no development, circumstance, or event which has had or could reasonably be expected to have a Material Adverse Effect.



                            CREDIT AGREEMENT-Page 31

                  (c) CORPORATE EXISTENCE. Borrower and each of its Subsidiaries is duly organized and validly existing under the laws of its state of incorporation, organization, or formation, and is in good standing in that state and all other states in which it has material assets or operations.

                  (d) CORPORATE POWER. Borrower and each of its Subsidiaries has and will continue to have full power and authority to execute and deliver to Lenders this Agreement and the Loan Documents, and to perform all of its obligations under this Agreement and the Loan Documents; all of those actions have been duly authorized and are not and will not be in conflict with any provision of law or the terms of its articles of incorporation, articles of organization, joint venture agreement, partnership agreement, or any other agreement or undertaking to which it is a party or by which it is bound.

                  (e) INFORMATION. No written information, exhibit, schedule or report prepared by or on behalf of Borrower and furnished to any Agent or any Lender by or at the direction of Borrower or any of its Subsidiaries in connection with this Agreement or the transactions contemplated herein contained any material misstatement of fact or, when such statement is considered with all other written statements furnished to the Lenders in that connection, omitted to state a material fact or any fact necessary to make the statement contained therein not misleading; PROVIDED, THAT, the financial information which constitute projections, copies of which have been furnished to each Lender prior to the Closing Date, were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by Borrower to be reasonable in all material respects at the time made and which Borrower believes are reasonable in all material respects on the date hereof.

                  (f) AUTHORIZATIONS. Borrower and each of its Subsidiaries has obtained all authorizations, licenses, permits, consents, approvals, and undertakings which are required under any applicable law in connection with the execution and delivery of and the performance of its Obligations under or in connection with this Agreement and the other Loan Documents.

                  (g) ENFORCEABLE OBLIGATIONS. This Agreement has been, and each other Loan Document to which any Loan Party is a party will be, duly executed and delivered on behalf of the Loan Party. This Agreement constitutes, and each other Loan Document to which any Loan Party is a party when executed and delivered will constitute, a legal, valid, and binding obligation of the Loan Party enforceable against the Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium, and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law), and an implied covenant of good faith and fair dealing.

                  (h) NO LEGAL BAR. The execution, delivery, and performance of the Loan Documents, the granting of the Liens under the Security Documents, and the Borrowings hereunder and the use of the proceeds thereof will not violate any applicable requirement of law or material contractual Obligation of Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective material properties or revenues except pursuant to the Loan Documents.

                  (i) COMPLIANCE. Borrower and each of its Subsidiaries is in compliance with all statutes, ordinances, and regulations of each Governmental Authority having jurisdiction over its activities to the extent a failure to be in compliance could reasonably be expected to have a Material Adverse Effect.

                  (j) DEBTS OF OTHERS. Neither Borrower nor any of its Subsidiaries is a guarantor or surety or otherwise responsible in any material manner with respect to any Debt or undertaking of a Person other than a Subsidiary of Borrower.

                  (k) NO MATERIAL LITIGATION. No litigation is pending which affects the execution and delivery of this Agreement or any other Loan Document or the ability of any Loan Party to perform under them, and no litigation is pending which could have a Material Adverse Effect.

                  (l) SUBSIDIARIES. Borrower has no Subsidiaries other than those listed on attached SCHEDULE 3.



                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 32

                  (m) ERISA. Borrower and each Subsidiary of Borrower is in compliance in all material respects with all applicable provisions of ERISA; neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated; no circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither Borrower nor any Commonly Controlled Entity has completely or partially withdrawn from a Multiemployer Plan; Borrower and each Commonly Controlled Entity have met their minimum funding requirements under ERISA with respect to all of their Plans and the present value of all vested benefits under each Plan does not exceed the fair market value of all Plan assets allocable to the benefits, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA; and neither Borrower nor any Commonly Controlled Entity has incurred any liability to the PBGC under ERISA.

                  (n) ENVIRONMENTAL MATTERS. To the extent any of the following would have a Material Adverse Effect on Borrower or its Subsidiaries:

                           (i) Neither Borrower nor any of its Subsidiaries has
failed to duly comply with, or failed to cause their businesses, operations, assets, equipment, property, leaseholds, or other facilities to be in compliance with, the provisions of any applicable Environmental Law.

                           (ii) Neither Borrower nor any of its Subsidiaries has
received notice of, nor knows of, or suspects facts which might constitute violations of any applicable Environmental Law with respect to its businesses, operations, assets, equipment, property, leaseholds, or other facilities.

                           (iii) Except in accordance with a valid governmental
permit, license, certificate, or approval, there has been no emission, spill, release, or discharge into or upon (1) the air; (2) soils, or any improvements located thereon; (3) surface water or groundwater; or (4) the sewer, septic system or waste treatment, storage, or disposal system servicing the premises of any toxic or hazardous substances or wastes ("WASTE") at or from the premises ("RELEASE"); and accordingly the premises of Borrower and any Subsidiary are free of all waste.

                           (iv) There has been no complaint, order, directive,
claim, citation, or notice by any Governmental Authority or any person or entity with respect to (1) air emissions; (2) release; (3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation, or disposal of waste ("TREATMENT"); or (6) other environmental, health, or safety matters affecting Borrower or any Subsidiary of Borrower or its business, operations, assets, equipment, property, leaseholds, or other facilities.

                  (o) TITLES. Each of Borrower and its Subsidiaries has good and defensible title to all material assets purported to be owned by it subject only to Permitted Encumbrances, including, after giving effect to the Cometra Acquisition, all of the Cometra Assets. Without limiting the foregoing, after giving effect to the Cometra Acquisition, with the exception of oil and gas properties which are clearly identified as being owned by Persons other than the Loan Parties, the Loan Parties have good and defensible title to all material oil and gas properties which are the subject of the most recent Reserve Report provided to Lenders (or, until superseded, the oil and gas properties which are the subject of the Initial Reserve Report and the Cometra Reserve Report), and the Mortgages establish first and prior Liens on the properties and interests intended to be covered thereby subject only to Permitted Encumbrances.

                  (p) RESERVE REPORTS. The Initial Reserve Report and the Cometra Reserve Report accurately reflect, and all Reserve Reports hereafter delivered pursuant to this Agreement will reflect, in all material respects, the ownership interests of Borrower and its Subsidiaries (in the case of the Cometra Reserve Report, after giving effect to the Cometra Acquisition) in the oil and gas properties referred to therein (including all material before and after payout calculations).

                  (q) INTELLECTUAL PROPERTY. Each Loan Party owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know how, and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "INTELLECTUAL PROPERTY"). No claim has been asserted



                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 33 and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does any Loan Party know of any valid basis for any such claim, except claims that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The use of Intellectual Property by a Loan Party does not infringe on the rights of any Person, except for claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (r) NO BURDENSOME RESTRICTIONS. No applicable requirement of law or contractual obligation of any Loan Party could reasonably be expected to have a Material Adverse Effect.

                  (s) TAXES. Each Loan Party has filed all material tax returns which to the knowledge of the Loan Party are required to be filed by it and has paid or caused to be paid all material assessments, fees, and other governmental charges levied upon it or upon any of its property or income which are due and payable, except such taxes, assessments, fees, and other governmental charges, if any, as are being diligently contested in good faith and by appropriate proceedings and with respect to which there have been established adequate reserves on the books of the Loan Party in accordance with GAAP. No tax lien has been filed with respect to any material taxes or material assessments, fees, or other governmental charges.

                  (t) FEDERAL REGULATIONS. No part of the proceeds of any Loan will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. If requested by any Lender or Administrative Agent, Borrower will furnish Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-1 or FR Form U-1 referred to in Regulation G or Regulation U, as the case may be.

                  (u) INVESTMENT COMPANY ACT; OTHER REGULATIONS. No Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness under this Agreement or the other Loan Documents.

         7.02. AFFIRMATIVE COVENANTS. Borrower hereby agrees that, so long as the Total Commitment remains in effect, any Loan, Note, or Letter of Credit remains outstanding and unpaid, or any amount is owing to any Lender or any Agent under this Agreement or any other Loan Document, Borrower shall, and except in the case of delivery of financial information, reports and policies, cause each of its Subsidiaries to:

                  (a) CORPORATE EXISTENCE. Maintain its existence in good standing with full legal capacity to perform all of its obligations under this Agreement and all documents called for by this Agreement and not permit its dissolution, liquidation, or other termination of existence or forfeiture of right to do business.

                  (b) MAINTENANCE OF BOOKS AND RECORDS. At all times keep business records in conformity with GAAP, those records to be kept at Borrower's administrative office, which at present is located at 125 State Route 43, Hartville, Ohio 44632.

                  (c) FINANCIAL INFORMATION. Furnish to Lenders:

                           (1) Within 90 days after the end of Borrower's fiscal
year (which ends on December 31), a copy of its annual audited consolidated financial statement including at least a balance sheet as of the close of the year, a statement of operations, a statement of changes in shareholders' equity, and a statement of cash flow, prepared in conformity with GAAP by Arthur Andersen L.L.P. or another independent firm of certified public accountants acceptable to Lenders, together with a certificate from an Authorized Officer of Borrower that no Default or Event of Default has occurred or exists;



                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 34

                           (2) Within 45 days after the end of each of the first
three calendar quarters, a copy of Borrower's unaudited consolidated quarterly report, prepared in conformity with GAAP, consisting of at least a balance sheet as of the close of that quarter, a statement of operations, a statement of changes in shareholders' equity, and a statement of cash flows for the period from the beginning of the fiscal year to the close of that quarter, certified to be accurate by an Authorized Officer of Borrower, and accompanied by a certificate of the signing officer that no Default or Event of Default has occurred or exists;

                           (3) Simultaneously with the delivery of the financial
statements referred to in SECTIONS 7.02(C)(1) and (2), a compliance certificate in the form of EXHIBIT H hereto signed by an Authorized Officer of Borrower (i) certifying that it is in compliance with the provisions of SECTION 7.04, (ii) setting forth in reasonable detail the calculations required to establish that Borrower was in compliance with the provisions of SECTION 7.04 as of the end of each quarter, and (iii) certifying that no Default or Event of Default has occurred and is continuing and that all representations and warranties of Borrower are true and correct.

                           (4) No later than each April 1 and October 1 during
the Commitment Period, a Reserve Report as of the preceding December 31 and June 30, respectively, covering all of the oil and gas properties of Borrower and its Subsidiaries that in the opinion of Required Lenders have material value;

                           (5) No later than April 1 and October 1, (i) complete
revenue, expense, and production information for the aggregate of the oil and gas properties of Borrower and its Subsidiaries for the most recent twelve-month period preceding the Determination Date; (ii) detailed revenue, expense, and production information for the same time period, for each area of operation, for oil and gas wells of Borrower and its Subsidiaries; and (iii) an oil and gas operating statement prepared on a basis acceptable to Lenders reflecting at a minimum, for the pertinent period, net production volume, prices received, severance taxes, and capital and operating expenses, including a calculation of net operating income;

                           (6) Promptly upon filing thereof with the Securities
and Exchange Commission, copies of the following securities information for
Borrower: (i) all final registration statements and post effective amendments thereto; (ii) all annual, quarterly, and special reports filed; and (iii) any item submitted for a vote of Borrower's shareholders;

                           (7) No later than 10 days before the date that
Borrower issues preferred stock or incurs Subordinated Debt (to the extent permitted hereunder), written notice setting out all details deemed material by Lenders concerning either event; and

                           (8) As Required Lenders may from time to time
reasonably require by written notice to Borrower, other reasonable oil or gas well information, other financial information and other information concerning the business affairs of Borrower and its Subsidiaries in addition to those specifically required by this Agreement.

                  (d) RIGHT TO INSPECT. Permit any Person designated by any Lender to visit and inspect at reasonable places and times during normal business hours any of the properties, books, and records of Borrower and any Subsidiary as often as any Lender may reasonably request.

                  (e) PAYMENT OF OTHER OBLIGATIONS. Pay when due all Taxes, assessments, and other liabilities, except and so long as contested in good faith in a manner acceptable to Lenders and adequate reserves are being maintained.

                  (f) PERFORMANCE. Promptly and fully perform all of its obligations under this Agreement and all other Loan Documents (whether now existing or entered into hereafter).

                  (g) INSURANCE. Maintain casualty insurance on all material property and improvements and maintain liability insurance to such extent and against such hazards and liabilities as like properties are customarily insured within the oil and gas industry by Persons similarly situated to Borrower (each policy of insurance must be with responsible insurers and must name Administrative Agent as loss payee and as an additional insured party), and deliver to Administrative Agent certificates of insurance coverage as and when reasonably requested by Administrative Agent.


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 35

                  (h) DEPOSITORY ACCOUNTS. Maintain its primary depository accounts at one or more of Lenders (Borrower acknowledges that this requirement is a legitimate and reasonable measure to preserve and protect Lenders' first priority Liens in all property intended as Security for the Obligations under the Loan Documents).

                  (i) NOTICE OF DEFAULT AND LITIGATION. Give Lenders prompt notice in writing of the occurrence or existence of a Default, an Event of Default, any litigation or proceeding or other event affecting Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

                  (j) FURTHER ASSURANCES. Borrower will and will cause each Subsidiary to cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the Security Documents and this Agreement. Borrower at its expense will and will cause each Subsidiary to promptly execute and deliver to Administrative Agent upon request all such other documents, agreements, and instruments to comply with or accomplish the covenants and agreements of Borrower or any Subsidiary, as the case may be, in the Security Documents and this Agreement, or to further evidence and more fully describe the collateral intended as security for the Obligations, or to correct any omissions in the Security Documents, or to state more fully the security obligations set out herein or in any of the Security Documents, or to perfect, protect, or preserve any Liens created pursuant to any of the Security Documents, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith.

                  (k) MAINTENANCE AND OPERATION OF PROPERTY. To the extent that the failure to comply could have a Material Adverse Effect on the financial condition or operations of Borrower or its Subsidiaries and consistent with the standards of a reasonably prudent operator:

                           (1) Maintain, develop, and operate Borrower's Oil and
Gas Properties in a good and workmanlike manner, and observe and comply with all of the terms and provisions, express or implied, of all oil and gas leases relating to the properties so long as the oil and gas leases are capable of producing hydrocarbons and accompanying elements in paying quantities;

                           (2) Comply in all material respects with all
contracts and agreements applicable to or relating to Borrower's Oil and Gas Properties or the production and sale of hydrocarbons and accompanying elements therefrom;

                           (3) At all times, maintain, preserve, and keep all
operating equipment used with respect to Borrower's Oil and Gas Properties in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of the operating equipment shall at all times be properly preserved and maintained, provided that no item of operating equipment need be so repaired, renewed, replaced, added to or improved, if Borrower or its Subsidiary shall in good faith determine that the action is not necessary or desirable for its continued efficient and profitable operation of business.

                           (4) With respect to Borrower's Oil and Gas Properties
which are operated by operators other than Borrower or a Subsidiary, seek to enforce the operators' contractual obligations to maintain, develop, and operate the oil and gas properties subject to the applicable operating agreements.

                  (l) ERISA. As soon as possible, and in any event within 30 days after Borrower knows or has reason to know that any circumstances exist that constitute grounds entitling the PBGC to institute proceedings to terminate a Plan subject to ERISA with respect to Borrower or any Commonly Controlled Entity, and promptly but in any event within two Business Days of receipt by Borrower or any Commonly Controlled Entity of notice that the PBGC intends to terminate a Plan or appoint a trustee to administer the same, and promptly but in any event within five Business Days of the receipt of notice concerning the imposition of withdrawal liability with respect to Borrower or any Commonly Controlled Entity, Borrower shall deliver to each Lender a certificate of the chief financial officer of Borrower setting forth all relevant details and the action which Borrower proposes to take with respect thereto.


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 36

                  (m) ENVIRONMENTAL MATTERS. To the extent necessary to avoid a Material Adverse Effect, be and remain, and cause each Subsidiary to be and remain, in compliance with the provisions of all Environmental Laws; notify Administrative Agent immediately of any notice of a hazardous discharge or material environmental complaint received from any Governmental Authority or any other party; notify Administrative Agent immediately of any release from or affecting its properties; immediately contain and remove the same, in compliance with all applicable laws; promptly pay any fine or penalty assessed in connection therewith; permit Administrative Agent to inspect the premises, to conduct tests thereon, and to inspect all books, correspondence, and records pertaining thereto; and at Administrative Agent's request, and at Borrower's expense, provide a report of a qualified environmental engineer, satisfactory in scope, form, and content to Administrative Agent, and all other and further assurances reasonably satisfactory to Administrative Agent that the condition has been corrected.

                  (n) ENVIRONMENTAL INDEMNITY. NOTWITHSTANDING ANY OTHER LIMITATION OF LIABILITY IN THIS OR ANY OTHER AGREEMENT OR INSTRUMENT BETWEEN BORROWER OR A SUBSIDIARY AND LENDERS OR AGENTS, BORROWER PROMISES THAT IT WILL INDEMNIFY, DEFEND, SAVE, AND HOLD HARMLESS EACH LENDER AND EACH AGENT AND AGENT'S AND EACH LENDER'S AFFILIATES, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, PARTNERS, AND THEIR RESPECTIVE HEIRS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE "INDEMNIFIED PARTIES") AGAINST AND FROM, AND TO REIMBURSE INDEMNIFIED PARTIES WITH RESPECT TO, ANY AND ALL DAMAGES, CLAIMS, LIABILITIES, LOSSES, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEY'S FEES AND EXPENSES, COURT COSTS, ADMINISTRATIVE COSTS, AND COSTS OF APPEALS), INCURRED BY OR ASSERTED AGAINST INDEMNIFIED PARTIES BY REASON OR ARISING OUT OF THE TREATMENT OR RELEASE OF ANY WASTE IN, ON, OR AFFECTING OIL AND GAS PROPERTIES OF BORROWER OR ITS SUBSIDIARIES, WHETHER OR NOT CAUSED BY BORROWER OR ANY OF ITS SUBSIDIARIES, OR THE VIOLATION OF ANY ENVIRONMENTAL LAWS, EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF ANY INDEMNIFIED PARTY. NOTWITHSTANDING ANYTHING IN THE LOAN DOCUMENTS TO THE CONTRARY, THE UNDERTAKINGS OF BORROWER IN THIS PARAGRAPH SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS AGREEMENT REGARDLESS OF THE MEANS OF EXPIRATION OR TERMINATION ; PROVIDED, HOWEVER, NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 7.02(N) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING FROM THE ACTS OR OMISSIONS OF ADMINISTRATIVE AGENT OR ANY LENDER DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS, SHALL HAVE OBTAINED POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE). SPECIFICALLY, THE INDEMNIFICATION IN THIS PARAGRAPH SHALL RUN FROM THE NOTICE COMMUNICATED TO ADMINISTRATIVE AGENT OF ANY TREATMENT OR RELEASE OF WASTE OR OTHER ENVIRONMENTAL CONDITION COVERED BY THIS AGREEMENT.

                  (o) OTHER INDEMNITY. BORROWER AGREES TO INDEMNIFY THE INDEMNIFIED PARTIES AND HOLD THEM HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, LOSSES, DAMAGES, COSTS AND EXPENSES OF ANY KIND (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL FOR EACH INDEMNIFIED PARTY IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING, WHETHER OR NOT THE INDEMNIFIED PARTIES SHALL BE DESIGNATED A PARTY THERETO) WHICH MAY BE INCURRED BY ANY INDEMNIFIED PARTY, RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTUAL OR PROPOSED USE OF PROCEEDS OF LOANS HEREUNDER, INCLUDING AN INDEMNIFIED PARTY'S NEGLIGENCE; PROVIDED THAT INDEMNIFIED PARTIES SHALL NOT BE INDEMNIFIED HEREUNDER FOR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         7.03. NEGATIVE COVENANTS. Borrower hereby agrees that, so long as the Total Commitments remain in effect, any Loan, Note, or any Letter of Credit remains outstanding and unpaid, or any amount


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 37 is owing to any Lender or any Agent hereunder or under any other Loan Document, Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly:

                  (a) OTHER LIENS. Create incur, assume, or permit to exist any Lien with respect to any of its assets, whether now owned or hereafter acquired, EXCEPT FOR (i) Permitted Encumbrances; (ii) Liens securing Capital Leases allowed under Section 7.03(b)(1)(vi), but only on the property under lease;
(iii) Liens on cash or securities of Borrower or any Subsidiary securing the Debt described in Section 7.03(b)(1)(vii); and (iv) Liens set forth on SCHEDULE 4 hereto.

                  (b) OTHER DEBT. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Debt except:

                           (1) (i) Debt under this Agreement; (ii) Subordinated
Debt incurred by Borrower as a result of the conversion of preferred stock issued in Borrower's November 1995, preferred stock offering (PROVIDED, THAT, no preferred stock may be converted until after the occurrence of the Trigger Event); (iii) Subordinated Debt in existence on the Closing Date and Subordinated Debt subsequently incurred by Borrower, the terms and amount of which are acceptable to Required Lenders; (iv) Debt under any Oil and Gas Hedge Transaction permitted by SECTION 7.03(J) below; (v) Debt incurred in accordance with the Approved Notes Offering; (vi) Debt under Capital Leases not to exceed $10,000,000; (vii) Debt associated with bonds or surety obligations required in the ordinary course of business by any Governmental Authority in connection with the operation of Borrower's Oil and Gas Properties; (viii) Debt with respect to the promissory note executed by Borrower on the Closing Date, payable to Cometra Production Company, Inc., in the original principal amount of $133,994,137.64;
(ix) Debt of Borrower and its Subsidiaries existing on the Closing Date which is reflected in the financial statements described in SECTION 7.01(A) or otherwise disclosed to Administrative Agent in writing, and any renewals or extensions (but not increases) thereof; and (x) accounts payable (for the deferred purchase price of property or services) from time to time incurred in the ordinary course of business which, if greater than 90 days past the invoice or billing date, are being contested in good faith by appropriate proceedings if reserves adequate under GAAP shall have been established therefor; and

                           (2) After the Trigger Event occurs, Debt in addition
to that permitted in SECTION 7.03(B)(1) not to exceed $20,000,000 in the aggregate.

                  (c) MERGERS AND SALES OF ASSETS. Borrower will not and will not permit any Subsidiary of Borrower to (a) merge or consolidate with, whether in one transaction or in a series of transactions, any Person or Persons or (b) sell, assign, lease, or otherwise dispose of, whether in one transaction or in a series of transactions, any properties (a "Property Disposition") other than (x) sales of hydrocarbons produced from Borrower's Oil & Gas Properties in the ordinary course of business and (y) other Property Dispositions; provided, that
(i) unless Borrower has provided Lenders prior notice of a Property Disposition as provided in clause (ii) below, (A) such Property Disposition may only be for cash consideration, and (B) the Borrowing Base shall reduce simultaneously with the completion of such Property Disposition by an amount equal to the Net Cash Proceeds from such Property Disposition, and (ii) Borrower may, at its option in connection with any Property Disposition in which the cash consideration consists solely of cash, and Borrower shall, in connection with any Property Disposition in which the consideration consists in whole or in part of property other than cash, provide Lenders not less than 15 days advance written notice of such Property Disposition, describing the properties to be disposed of and the consideration to be received, and Lenders shall have the right to reduce the Borrowing Base then in effect by an amount equal to the Borrowing Base value attributable to the properties to be disposed of; any reduction in the Borrowing Base pursuant to this clause (ii) shall (A) be determined by Required Lenders in their sole discretion but in a manner consistent with redeterminations of the Borrowing Base generally as provided in Article IV, (B) shall be effective simultaneously with the subject Property Disposition, and (C) shall not be in lieu of any Special Determination available to Lenders under Article IV; notwithstanding the foregoing, no reduction of the Borrowing Base shall be required in connection with a Property Disposition under this clause (b) of this
SECTION 7.03(C) except with respect to the aggregate consideration received by Borrower and its Subsidiaries for all Property Dispositions completed since the most recent Periodic Determination (including the consideration to be received pursuant to the subject Property Disposition) that exceeds 5% of the Borrowing Base in effect immediately after such Periodic Determination. Notwithstanding anything to the contrary contained in clause (a) of this SECTION


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 38

7.03(C), Borrower or any Subsidiary of Borrower may merge or consolidate with any other Person and any Subsidiary of Borrower may transfer properties to any other Subsidiary of Borrower or to Borrower so long as, in each case, (i) immediately thereafter and giving effect thereto, no event will occur and be continuing which constitutes an Event of Default, (ii) in the case of any such merger or consolidation to which Borrower is a party, Borrower is the surviving Person, (iii) in the case of any such merger or consolidation to which any Subsidiary of Borrower is party (but not Borrower), a Subsidiary is the surviving Person, and (iv) the surviving Person ratifies each applicable Loan Document and; PROVIDED, FURTHER, that any Subsidiary of Borrower may merge or consolidate with any other Subsidiary of Borrower so long as, in each case (i) immediately thereafter and giving effect thereto, no event will occur and be continuing which constitutes an Event of Default and (ii) the surviving Person, if necessary, ratifies each applicable Loan Document.

                  (d) CHANGES IN BUSINESS. Engage in any business which differs substantially from its present business.

                  (e) PLAN CONTRIBUTIONS. Make contributions to any Plan in any one year which, in the aggregate, exceed $4,000,000.

                  (f) ADVANCES AND INVESTMENTS. Make, or permit any Subsidiary to make, Advances to any Person (excluding Advances by Borrower to a Subsidiary or by a Subsidiary to another Subsidiary) or make Investments in any Person; PROVIDED, THAT, Borrower and its Subsidiaries may (i) make Advances to or Investments in any wholly owned Subsidiary of Borrower, (ii) make Advances in addition to those described in clause (i) preceding which do not exceed $5,000,000 in the aggregate in any calendar year and $15,000,000 in the aggregate during the Commitment Period, and (iii) make Permitted Investments.

                  (g) RESTRICTED PAYMENTS. Make any Restricted Payment; provided, that, so long as no Default or Event of Default exists and no Default or Event of Default will result from the Restricted Payment, Restricted Payments may be made in an aggregate amount (measured cumulatively from January 1, 1997) not to exceed the sum of (i) $5,000,000, plus (ii) 50% of the Net Cash Proceeds to Borrower from all common equity offerings completed by Borrower after January 1, 1997, excluding the Net Cash Proceeds from the Common Stock Offering, plus
(ii) 50% of Borrower's Consolidated Net Income earned after January 1, 1997.

                  (h) INTEREST PAYMENTS. Make payments of interest or principal on Subordinated Debt, if there is an Event of Default under this Agreement or if a payment of interest or principal on the Subordinated Debt will cause a breach of any of the covenants set out in SECTION 7.04.

                  (i) OIL AND GAS HEDGE TRANSACTIONS. Enter into Oil and Gas Hedge Transactions with the exception that Borrower and its Subsidiaries may enter into Oil and Gas Hedge Transactions as long as the volume of hydrocarbons with respect to which a settlement payment is calculated under such Oil and Gas Hedge Transactions does not exceed 80% of Borrower's and its Subsidiaries' anticipated production from proved, developed producing reserves during the period from the immediately preceding settlement date (or the commencement of the term of such Oil and Gas Hedge Transactions if there is no prior settlement date) to such settlement date.

                  (j) TRANSACTIONS WITH AFFILIATES. Engage in any material transaction with an Affiliate unless the transaction is generally as favorable to Borrower or any Subsidiary as could be obtained in an arm's length transaction with an unaffiliated Person in accordance with prevailing industry customs and practices.

                  (k) PLANS. Permit any Subsidiary to create, adopt, or become bound by any Plan.

                  (l) INTEREST TRANSACTIONS. Enter into or permit any Subsidiary to enter into any interest rate, currency or other swap, option, collar or other derivative transaction pursuant to which Borrower or a Subsidiary speculates on the movement of interest rates, financial markets, currency markets or other items; provided, that nothing contained herein shall prohibit Borrower from (a) entering into interest rate swaps or other interest rate hedge transactions pursuant to which Borrower hedges interest rate risk with respect to the interest reasonably anticipated to be incurred pursuant to this


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 39

Agreement, (b) entering into hedge transactions permitted by this Agreement, or
(c) making Permitted Investments.

                  (m) OPTIONAL PAYMENTS AND MODIFICATIONS. Make any optional payment on or defeasance or purchase of (or otherwise set apart assets for a sinking or other analogous fund or trust for the purchase of) any Debt, or amend, modify, waive, supplement or terminate, or permit the amendment, modification, supplement, waiver or termination of any document related to Subordinated Debt.

                  (n) LIMITATION ON SALES AND LEASEBACKS. Enter into any arrangement with any Person providing for the leasing by Borrower or any Subsidiary of any real or personal property which has been or is to be sold or transferred by Borrower or the Subsidiary to the Person or to any other Person to whom funds have been or are to be advanced by the Person on the security of the property or rental obligations of Borrower or any Subsidiary.

                  (o) LIMITATION ON NEGATIVE PLEDGE CLAUSES. Enter into with any Person any agreement, other than the Loan Documents, which prohibits or limits the ability of Borrower or any Subsidiary to create, incur, assume, or suffer to exist any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, other than restrictions imposed in connection with Capital Leases or purchase money obligations for property leased or acquired in the ordinary course of business on the property so leased or acquired, customary restrictions contained in stock purchase agreements, asset sale agreements limiting the transfer of assets pending the closing of the sale, and customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practice.

         7.04. FINANCIAL COVENANTS. So long as this Agreement remains in force, Borrower and its Consolidated Subsidiaries shall maintain, on a consolidated basis, the following (all calculated in accordance with GAAP):

                  (a) CONSOLIDATED TANGIBLE NET WORTH. A minimum Consolidated Tangible Net Worth as of any date which is not less than the sum of (i) $100,000,000, plus (ii) 90% of the Net Cash Proceeds from the Common Stock Offering, plus (iii) 50% of the net proceeds to Borrower from the issuance of equity securities on or after January 1, 1997, excluding the Net Cash Proceeds from the Common Stock Offering;

                  (b) SENIOR DEBT INTEREST COVERAGE RATIO. A ratio of EBITDA to Consolidated Interest Expense on Senior Debt for each period of four consecutive fiscal quarters of at least 3.0 to 1.00;

                  (c) TOTAL DEBT INTEREST COVERAGE RATIO. A ratio of EBITDA to Consolidated Interest Expense on Total Debt for each period of four consecutive fiscal quarters of at least 2.5 to 1.0;

                  (d) SENIOR DEBT LEVERAGE RATIO. A ratio of Senior Debt as of the last day of any fiscal quarter to EBITDA for the period of four fiscal quarters then ended not in excess of 3.0 to 1.0;

                  (e) TOTAL DEBT LEVERAGE RATIO. A ratio of Total Debt as of the last day of any fiscal quarter to EBITDA for the period of four fiscal quarters then ended not in excess of 5.0 to 1.0; and

                  (f) CURRENT RATIO. A ratio of current assets to current liabilities on any date of at least 1.0 to 1.0 (for purposes of this calculation, current assets will include an amount equal to the Unused Availability).

During the first 12 months after the Closing Date, EBITDA and Consolidated Interest Expense for purposes of paragraphs (b), (c), (d), and (e) will be calculated on an annualized basis based upon Borrower's operations after the Closing Date.

ARTICLE 8 - DEFAULT.
--------------------

         8.01. EVENTS OF DEFAULT. As used in this Agreement, the term "EVENT OF DEFAULT" means the occurrence of any of the following events or existence of any of the following conditions:


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 40

                  (a) Failure of Borrower to pay when due any principal of any Note or any reimbursement obligation with respect to any Letters of Credit when due; or

                  (b) Failure of Borrower to pay any accrued interest due and owing on any Note or any fees or any other amount payable hereunder when due and the failure shall continue for a period of five days; or

                  (c) Failure of Borrower to observe or perform any covenant or agreement contained in SECTION 7.02(c), SECTION 7.03, or SECTION 7.04 of this Agreement; or

                  (d) Any default by Borrower or a Subsidiary in the performance of any other covenant, agreement, obligation, or undertaking contained in this Agreement or any other Loan Document, any document called for by this Agreement or any other Loan Document, or any other agreement with any Agent or Lenders (whether now existing or made hereafter), which is not expressly covered by another subsection of this SECTION 8.01, and which has not been cured to Majority Lenders' satisfaction within the earlier to occur of (i) 30 days after written notice from Administrative Agent to Borrower of the default or (ii) 30 days after the date Borrower should have notified Lenders of the default pursuant to the terms of this Agreement; or

                  (e) Any warranty, representation, or statement contained in this Agreement or made or furnished to Lenders or on behalf of Borrower in connection with this Agreement or the Loans proves to have been false in any material respect when made or furnished; or

                  (f) (i) The default by Borrower or any Subsidiary in the performance of any obligation owed to someone other than Lenders with respect to any Debt in excess of $5,000,000, or (ii) the commencement of any foreclosure proceedings against Borrower or any Subsidiary, if the default has not been cured or the foreclosure proceeding stopped, to Majority Lenders' satisfaction, within the earlier to occur of (A) 30 days after written notice from Administrative Agent to Borrower of the default or (B) 30 days after the date Borrower should have notified Lenders of the default pursuant to the terms of this Agreement; or

                  (g) Borrower's or any Guarantor's voluntary bankruptcy filing, its liquidation or termination of existence, its merger or consolidation with another, where Borrower is not the surviving entity, its insolvency, its forfeiture of right to do business, its appointment of a custodian, trustee, or receiver for any part of its property, or its assignment for the benefit of creditors; or

                  (h) The commencement by a third party of any proceeding under any bankruptcy or insolvency law against Borrower or any Guarantor if the proceeding has not been dismissed within 60 days after its commencement; or

                  (i) Borrower's failure to remedy a Borrowing Base Deficiency as required by SECTION 4.06; or

                  (j) Any of the following events shall occur or exist with respect to Borrower and any Commonly Controlled Entity under ERISA: any Reportable Event shall occur; complete or partial withdrawal from any Multiemployer Plan shall take place; any Prohibited Transaction shall occur; a notice of intent to terminate a Plan shall be filed, or a Plan shall be terminated; or circumstances shall exist which constitute grounds entitling the PBGC to institute proceedings to terminate a Plan, or the PBGC shall institute such proceedings; and in each case above, such event or condition, together with all other events or conditions, if any, could subject Borrower to any tax, penalty, or other liability which in the aggregate may exceed $2,000,000; or

                  (k) If any Lender or any Agent receives its first notice of a material hazardous discharge or a material environmental complaint from a source other than Borrower (such Lender to immediately notify Administrative Agent and Borrower thereof) and Administrative Agent does not receive notice (which may be given in oral form, provided same is followed with all due dispatch by written notice given to Administrative Agent by certified mail, return receipt requested) of the hazardous


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 41 discharge or environmental complaint from Borrower within 72 hours of the time such Lender or Agent first receives the notice from a source other than Borrower; or if any federal, state, or local agency asserts or creates a lien upon any or all of the assets, equipment, property, leaseholds or other facilities of any Loan Party by reason of the occurrence of a hazardous discharge or an environmental complaint; or if any federal, state, or local agency asserts a claim against any Loan Party and/or its assets, equipment, property, leaseholds, or other facilities for damages or cleanup costs relating to a hazardous discharge or an environmental complaint; provided, however, that the claim shall not constitute a default if, within five Business Days of the occurrence giving rise to the claim (a) Borrower can provide to the satisfaction of each Agent that Borrower has commenced and is diligently pursuing either: (i) a cure or correction of the event which constitutes the basis for the claim, and continues diligently to pursue the cure or correction to completion or (ii) proceedings for an injunction, a restraining order or other appropriate emergency relief preventing the agency or agencies from asserting such claim, which relief is granted within ten Business Days of the occurrence giving rise to the claim and the injunction, order, or emergency relief is not thereafter resolved or reversed on appeal; and (b) in either of the foregoing events, Borrower or a Subsidiary has posted a bond, letter of credit, or other security satisfactory in form, substance, and amount to each Agent and the agency or entity asserting the claim to secure the proper and complete cure or correction of the event which constitutes the basis for the claim; or

                  (l) One or more judgments or orders for the payment of money aggregating in excess of $1,000,000 shall be rendered against Borrower or any Subsidiary of Borrower and such judgment or order (i) shall continue unsatisfied and unstayed (unless bonded with a supersedeas bond at least equal to such judgment or order) for a period of 30 days or (ii) is not fully paid and satisfied at least ten days prior to the date on which any of its assets may be lawfully sold to satisfy such judgment or order; or

                  (m) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower or any Subsidiary of Borrower, or any Borrower or any Subsidiary of Borrower shall deny that it has any further liability or obligation under any of the Loan Documents, or any Lien created by the Loan Documents shall for any reason (other than the release thereof in accordance with the Loan Documents) cease to be a valid, first priority, perfected Lien upon any of the property purported to be covered thereby; or

                  (n) Any Person or group (as defined in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) shall become the direct or indirect beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of more than 35% of the total voting power of all classes of Capital Stock then outstanding of Borrower entitled (without regard to the occurrence of any contingency) to vote in elections of directors of Borrower.

         8.02. REMEDIES. (a) Upon the occurrence of an Event of Default, and at any time thereafter, Administrative Agent shall at the request of, or may, with the consent of, Majority Lenders, by notice to Borrower, (1) declare the Commitments to be terminated, whereupon the same shall immediately terminate;
(2) declare the outstanding Notes, all interest thereon, and all other amounts payable under this Agreement, and the other Loan Documents to be immediately due and payable, whereupon the Notes, all interest, and all other amounts shall become and be immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration, or further notice of any kind, all of which are hereby expressly waived by Borrower, and (3) exercise all of their rights and remedies under the Loan Documents; PROVIDED THAT in the case of the Events of Default specified in SECTION 8.01(G) or (H), without any notice to Borrower or any other act by Administrative Agent or Lenders, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable.

                  (b) Upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time and from time to time, without notice to Borrower (any notice being expressly waived by Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final), excluding those held in Special Accounts, at any time held and other indebtedness at any time owing by that Lender to or for the credit or the account of Borrower against any and all of the Obligations of Borrower now or hereafter existing under this Agreement or any Note held by


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 42 that Lender or any other Loan Document, irrespective of whether or not Administrative Agent or that Lender shall have made any demand under this Agreement or the Note or such other Loan Document and although the obligations may be unmatured. Each Lender agrees promptly to notify Borrower (with a copy of Administrative Agent) after any set off and application, provided that the failure to give the notice shall not affect the validity of the set off and application. The rights of each Lender under this SECTION 8.02(B) are in addition to the other rights and remedies (including, without limitation, other rights of set off) which each Lender may have.

                  (c) Each Lender agrees that if it shall, by exercising any right of setoff or counterclaim or otherwise, receive payment after the occurrence and during the continuance of an Event of Default of a proportion of the aggregate amount of principal and interest due with respect to any Loan which is greater than the proportion received by any other Lender in respect of such Loan, Lender receiving such proportionately greater payment shall purchase such participations in the interests in such Loan held by the other Lenders, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to each Loan held by Lenders shall be shared by Lenders ratably in accordance with their respective Commitment Percentages; PROVIDED, THAT, nothing in this SECTION 8.03(C) shall impair the right of any Lender to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of Borrower other than its indebtedness under the Loans. Borrower agrees, to the fullest extent it may effectively do so under applicable law, that Lenders may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of Borrower in the amount of such participation.

ARTICLE 9 - AGENCY PROVISIONS.
------------------------------

         9.01. APPOINTMENT. Each Lender hereby irrevocably designates and appoints each of Administrative Agent, Syndication Agent, and Documentation Agent as its Agent under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes Agents, in those capacities, to take all action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise all powers and perform all duties as are expressly delegated to Agents by the terms of this Agreement and the other Loan Documents, together with all other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement, Agents shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agents.

         9.02. DELEGATION OF DUTIES. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to the duties. Agents shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

         9.03. EXCULPATORY PROVISIONS. No Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or that Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

         9.04. RELIANCE BY AGENTS. Agents shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype



                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 43 message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Loan Parties), independent accountants and other experts selected by each Agent. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with Administrative Agent. Agents shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive the advice or concurrence of Required Lenders or Majority Lenders, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action. Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of Required Lenders, and the request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders and all future holders of the Loans.

         9.05. NOTICE OF DEFAULT. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender or Borrower referring to this Agreement, describing the Default or Event of Default and stating that the notice is a "notice of default". In the event that any Agent receives such a notice, such Agent shall give notice thereof to each other Agent and each other Lender. Administrative Agent shall take action with respect to the Default or Event of Default as shall be reasonably directed by Majority Lenders; provided that unless and until Administrative Agent shall have received these directions, Administrative Agent may (but shall not be obligated to) take action, or refrain from taking action, with respect to the Default or Event of Default as it shall deem advisable in the best interests of Lenders.

         9.06. NON-RELIANCE ON AGENTS AND OTHER LENDERS. Each Lender expressly acknowledges that neither Agents nor any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by Agents hereafter taken, including any review of the affairs of any Loan Party, shall be deemed to constitute any representation or warranty by Agents to any Lender. Each Lender represents to Agents that it has, independently and without reliance upon Agents or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each Loan Party and made its own decision to make its extensions of credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of each Loan Party. Except for notices, reports, and other documents expressly required to be furnished to Lenders by Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party which may come into the possession of Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         9.07. INDEMNIFICATION. Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against any Agent in any way relating to or arising out of, the Total Commitment, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by each Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of the liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting solely from an Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Obligations and all other amounts payable hereunder.



                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 44

         9.08. EACH AGENT IN ITS INDIVIDUAL CAPACITY. Each Agent and its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent hereunder and under the other Loan Documents. With respect to the extensions of credit made by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

         9.09. SUCCESSOR AGENT. Each Agent may resign as Agent upon written notice to Lenders and the appointment of a Successor Agent as set out in the following sentence. If an Agent shall resign as Agent under this Agreement and the other Loan Documents, then Required Lenders shall appoint from among Lenders a successor agent for Lenders, which successor agent, with the consent of Borrower (the consent not to be unreasonably withheld or delayed), shall succeed to the rights, powers and duties of such Agent hereunder. Effective upon the appointment and approval, the term "Agent" shall mean the successor agent (serving in the capacity of the predecessor Agent), and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of the former Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Agent's resignation as Agent, the provisions of this Article 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

         9.10. ISSUING LENDER. The provisions of this Article 9 applicable to an Agent shall apply to the Issuing Lender in the performance of its duties under the Loan Documents, allowing for the appropriate changes that must be made.

ARTICLE 10 - PROTECTION OF YIELD; CHANGE IN LAWS.
-------------------------------------------------

         10.01. RISK-BASED CAPITAL. In the event any Lender determines that (a) compliance with any judicial, administrative, or other governmental interpretation of any law or regulation adopted or made after the date hereof, or (b) compliance by such Lender or any corporation controlling such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) adopted or made after the date hereof has the effect of requiring an increase in the amount of capital required or expected to be maintained by such Lender or any corporation controlling the Lender, and such Lender determines that the increase is based upon its obligations hereunder, Borrower shall pay to Administrative Agent, for the account of the applicable Lender, the additional amount as shall be certified by that Lender to be the amount allocable to such Lender's obligations to Borrower hereunder. Such Lender will promptly notify Borrower (with a copy to Administrative Agent) of any event occurring after the date of this Agreement that will entitle that Lender to compensation pursuant to this SECTION 10.01 as promptly as practicable, and in any event within 90 days after it obtains knowledge thereof and determines to request the compensation.

                  Borrower's obligations under this Section 10.01 shall be subject to delivery to Borrower by any Lender claiming compensation under this
Section 10.01 of a certificate setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder and certifying that it is generally charging such costs to other similarity situated borrowers under similar credit facilities.

                  Determinations by a Lender for purposes of this SECTION 10.01 of the effect of any increase in the amount of capital required to be maintained by such Lender and of the amount allocable to that Lender's obligations to Borrower hereunder shall be conclusive, absent manifest error.

         10.02. BASIS FOR DETERMINING INTEREST RATE APPLICABLE TO EURODOLLAR LOANS INADEQUATE. If on or prior to the first day of any Interest Period:

                  (a) Administrative Agent is advised that deposits in dollars (in the applicable amounts) are not being offered to Lenders in the interbank eurocurrency market for the Interest Period, or

                  (b) Administrative Agent determines that the Eurodollar Rate as determined by it will not adequately and fairly reflect the cost to Lenders of funding a Eurodollar Loan for the Interest Period; or


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 45

                  (c) Adequate means do not exist in the interbank eurocurrency market to determine the Eurodollar Rate; the obligation of Lenders to make Eurodollar Loans shall be suspended until Administrative Agent notifies Borrower that the circumstances giving rise to the suspension no longer exist. Unless Borrower notifies Administrative Agent at least two Business Days before the date of any Eurodollar Loan previously requested that it elects not to borrow on that date, the Loan shall instead be made as a ABR Loan.

         10.03. ILLEGALITY OF EURODOLLAR LOANS. (a) If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central Bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) with any request or directive (whether or not having the force of law) of any the authority, central Bank, or comparable agency shall make it unlawful or impossible for that Lender (or its Lending Office) to make, maintain or fund its Eurodollar Loans, the obligation of such Lender to make Eurodollar Loans shall be suspended. If any Lender determines that it may not lawfully continue to maintain and fund any of its outstanding Eurodollar Loans to maturity, Borrower shall immediately convert the principal amount of each Eurodollar Loan to an ABR Loan of an equal principal amount from such Lender.

                  (b) No Lender shall be required to make a Loan hereunder if the making of the Loan would be in violation of any law applicable to such Lender.

         10.04. INCREASED COST OF EURODOLLAR LOANS. If after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration hereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any that authority, central bank, or comparable agency:

                  (a) shall subject such Lender to any tax, duty or other charge with respect to its Eurodollar Loans or its obligation to make Eurodollar Loans or shall change the basis of taxation of payments to a Lender of the principal of or interest on its Eurodollar Loans or any other amounts due under this Agreement in respect of its Eurodollar Loans or its obligation to make Eurodollar Loans (except for changes in the rate of tax on the overall net income of a Lender imposed by the jurisdiction in which such Lender's Lending Office is located); or

                  (b) shall impose, modify or deem applicable any reserve, special deposit or similar requirement [including, without limitation, any requirement imposed by the Board of Governors of the Federal Reserve System (but excluding with respect to any Eurodollar Loan any requirement included in an applicable Eurodollar Reserve Percentage)] against assets of, deposits with or for the account of or credit extended by such Lender or shall impose on such Lender or the eurodollar interbank market any other condition affecting the Eurodollar Loans, any Note or such Lender's obligation to make Eurodollar Loans;

and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by that Lender under this Agreement or under the Note with respect thereto, by an amount deemed by the Lender to be material, then, within 10 days after demand by Administrative Agent, Borrower shall pay to that Lender the additional amount or amounts as will compensate that Lender for the increased cost or reduction. Each Lender will promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this
SECTION 10.04 and will designate a different Lending Office if the designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of that Lender, be otherwise disadvantageous to the Lender. Borrower's obligations under this SECTION 10.04 shall be subject to delivery to Borrower of a certificate by any Lender claiming compensation under this SECTION 10.04, setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder and certifying that it is generally charging such costs to other similarly situated borrowers under similar credit



                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 46 facilities shall be delivered to Borrower and shall be conclusive in the absence of manifest error. In determining the amount, each Lender must use reasonable averaging and attribution methods.

         10.05. ALTERNATIVE LOANS SUBSTITUTED FOR AFFECTED EURODOLLAR LOANS. If
(a) the obligation of any Lender to make Eurodollar Loans has been suspended pursuant to SECTION 10.03 or (B) such Lender has demanded compensation under
SECTION 10.04, and Borrower shall, by at least five Business Days prior notice to such Lender, have elected that the provisions of this SECTION 10.05 shall apply, then, unless and until such Lender notifies Borrower that the circumstances giving rise to the suspension or demand for compensation no longer apply:

                           (i) all Loans which would otherwise be made by such
Lender as Eurodollar Loans shall be made instead as ABR Loans, and

                           (ii) after each of its Eurodollar Loans has been
repaid, all payments of principal which would otherwise be applied to repay the Eurodollar Loans shall be applied to repay its ABR Loans.

         10.06. FUNDING LOSS INDEMNIFICATION. Upon notice to Borrower from a Lender (with a copy to Administrative Agent), Borrower shall pay to Administrative Agent, within five days after notice from a Lender, for the ratable benefit of each Lender, the amount or amounts sufficient to compensate them for any actual loss, cost, or expense (excluding loss of anticipated profits) incurred as a result of:

                  (a) Any payment of a Eurodollar Loan on a date other than the last day of the Interest Period for the Loan including, but not limited to, acceleration of the Loans by Administrative Agent pursuant to this Agreement, or

                  (b) Any failure by Borrower to borrow or convert, as the case may be, a Eurodollar Loan on the date for borrowing or conversion, as the case may be, specified in the relevant notice under SECTION 2.02 or 2.07, as the case may be.

Each Lender shall determine the amount of compensation and will provide Borrower with the basis for its determination. Each Lender's determination shall be conclusive, absent manifest error.

         10.07. TAXES. All amounts payable by Borrower under the Loan Documents (whether principal, interest, fees, expenses, or otherwise) to or for the account of each Lender shall be paid in full, free of any deductions or withholdings for or on account of any Taxes. If Borrower is prohibited by law from paying the amount free of any deductions and withholdings, then (at the same time and in the same manner that the original amount is otherwise due under the Loan Documents), Borrower shall pay to or for the account of such Lender such additional amount as may be necessary in order that the actual amount received by such Lender after deduction and/or withholding (and after payment of any additional Taxes due as a consequence of the payment of the additional amount, and so on) will equal the amount such Lender would have received if the deduction or withholding were not made.

         10.08. DISCRETION OF LENDERS AS TO MANNER OF FUNDING. Notwithstanding any provisions of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Lender had actually funded and maintained each Eurodollar Loan during the Interest Period for the Eurodollar Loan through the purchase of deposits having a maturity corresponding to the last day of the Interest Period and bearing an interest rate equal to the Eurodollar Rate for the Interest Period.

         10.09. LIMITATION ON ADDITIONAL AMOUNTS. Notwithstanding anything to the contrary contained in SECTION 10.01, 10.04, and 10.07, neither Borrower nor any Subsidiary of Borrower shall be required to pay to any Lender any increased costs, Taxes, loss, expense, or liability, reduction in amounts received or receivable or reduction in return on capital incurred more than 180 days prior to the date that such Lender notifies Borrower of such Lender's intention to claim any such compensation; provided that if the circumstances giving rise to such claim have a retroactive effect, then such 180 day period shall be extended to include the period of such retroactive effect.



                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 47

         10.10. REPLACEMENT LENDERS. (a) If any Lender has notified Borrower and Administrative Agent of its incurring additional costs under SECTIONS 10.01 or 10.04, or has required Borrower to make payments for Taxes under SECTION 10.07, then Borrower may, unless such Lender has notified Borrower and Administrative Agent that the circumstances giving rise to such notice no longer apply, terminate, in whole but not in part, the Commitment of any Lender (other than Administrative Agent) (the "TERMINATED LENDER") at any time upon five Business Days prior written notice to the Terminated Lender and Administrative Agent (such notice referred to herein as a "NOTICE OF TERMINATION").

                  (b) In order to effect the termination of the Commitment of the Terminated Lender, Borrower shall: (i) obtain an agreement with one or more Lenders to increase their Commitment or Commitments and/or (ii) request any one or more other banking institutions to become parties to this Agreement in place and instead of such Terminated Lender and agree to accept a Commitment or Commitments; PROVIDED, HOWEVER, that such one or more other banking institutions are reasonably acceptable to all Agents and become parties by executing an assignment reasonably acceptable to all Agents (an "ASSIGNMENT"; and Lenders or other banking institutions agree to accept in whole or in part the Commitment of the Terminated Lender being referred to herein as the "REPLACEMENT LENDERS"), such that the aggregate increased and/or accepted Commitments of the Replacement Lenders under clauses (i) and (ii) above equal the Commitment of the Terminated Lender.

                  (c) The Notice of Termination shall include the name of the Terminated Lender, the date the termination will occur (the "TERMINATION DATE"), and the Replacement Lender or Replacement Lenders to which the Terminated Lender will assign its Commitment and, if there will be more than one Replacement Lender, the portion of the Terminated Lender's Commitment to be assigned to each Replacement Lender.

                  (d) On the Termination Date, (i) the Terminated Lender shall by execution and delivery of an Assignment assign its Commitment to the Replacement Lender or Replacement Lenders (pro rata, if there is more than one Replacement Lender, in proportion to the portion of the Terminated Lender's Commitment to be assigned to each Replacement Lender) indicated in the Notice of Termination and shall assign to the Replacement Lender or Replacement Lenders each of its Loan (if any) then outstanding and participation interests in Letters of Credit (if any) then outstanding pro rata as aforesaid), (ii) the Terminated Lender shall endorse its Note, payable without recourse, representation or warranty to the order of the Replacement Lender or Replacement Lenders (pro rata as aforesaid), (iii) the Replacement Lender or Replacement Lenders shall purchase the Note held by the Terminated Lender (pro rata as aforesaid) at a price equal to the unpaid principal amount thereof plus interest and facility and other fees accrued and unpaid to the Termination Date, and (iv) the Replacement Lender or Replacement Lenders will thereupon (pro rata as aforesaid) succeed to and be substituted in all respects for the Terminated Lender with like effect as if becoming a Lender pursuant to the terms of SECTION 12.08(B), and the Terminated Lender will have the rights and benefits of an assignor under SECTION 12.08(B). To the extent not in conflict, the terms of
SECTION 12.08(B) shall supplement the provisions of this SECTION 10.10(D). For each assignment made under this SECTION 10.10, the Replacement Lender shall pay to Administrative Agent any processing fee provided for in SECTION 12.08(B). Borrower shall pay any breakage costs as provided by SECTION 10.06, which occur as a result of the operation of this SECTION 10.10.


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 48

ARTICLE 11 - FEES.
------------------

         11.01 COMMITMENT FEES. On the first day of each January, April, July, and October commencing on April 1, 1997, and ending on the Termination Date or any earlier termination of the Commitments, Borrower shall pay to Administrative Agent for the ratable benefit of each Lender, a commitment fee payable with respect to the daily Unused Availability for the calendar quarter (or portion thereof) ending on the day prior to the date such payment is due equal to (i)
 .25% per annum of the average daily Unused Availability for such calendar quarter or portion thereof if the daily average Borrowing Base Usage during such calendar quarter (or portion thereof) is less than 50% for the calendar quarter ending on the date immediately preceding the date such commitment fee is payable, (ii) .30% per annum of the average daily Unused Availability for such calendar quarter or portion thereof if the average daily Borrowing Base Usage during such calendar quarter (or portion thereof) is equal to or greater than 50% but less than 75% for the calendar quarter ending on the day immediately preceding the date such commitment fee is payable, and (iii) .375% per annum of the average daily Unused Availability for such calendar quarter or portion thereof if the average daily Borrowing Base Usage during such calendar quarter (or portion thereof) is equal to or greater than 75% for the calendar quarter ending on the day immediately preceding the date such commitment fee is payable; PROVIDED THAT, until the Trigger Event has occurred, each of the referenced rates shall be increased by 0.05% prior to March 31, 1997, and by 0.10% thereafter. The commitment fees payable pursuant to this SECTION 11.01 shall be calculated on the basis of the actual number of days elapsed assuming a calendar year of 360 days.

         11.02. AGENCY FEES. Borrower shall pay to each Agent and its Affiliates those fees and other amounts as Borrower shall be required to pay to each Agent and its Affiliates from time to time pursuant to any separate agreement between Borrower and that Agent or any of its Affiliates setting forth the compensation to be paid to such Agent and its Affiliates in consideration for acting as Agent hereunder and for providing other services in connection with the credit facilitations provided pursuant hereto. These fees and other amounts shall be retained by the applicable Agent and its Affiliates, and no Lender (other than the applicable Agents) shall have any interest therein.

         11.03. LETTER OF CREDIT FEES. Borrower shall pay to Administrative Agent, for the ratable benefit of each Lender, and to the Issuing Lender, as appropriate, the fees provided for in SECTION 3.03 with respect to all Letters of Credit issued.

         11.04. OTHER FEES. Borrower shall pay to Administrative Agent, for the ratable benefit of each Lender, those fees and other amounts as Borrower shall be required to pay to each Lender from time to time pursuant to any separate agreement between Borrower and Administrative Agent, for the ratable benefit of each Lender, setting forth the compensation to be paid to Lenders in consideration for participating in the credit facilitations provided pursuant hereto.

ARTICLE 12 - GENERAL PROVISIONS.
--------------------------------

         12.01. EXPENSES. Borrower shall pay (i) all reasonable out-of-pocket expenses of Syndication Agent associated with the syndication of the Loans, (ii) all reasonable out-of-pocket expenses of Syndication Agent, including reasonable fees, disbursements and other charges of counsel for Syndication Agent, in connection with the preparation of this Agreement and the other Loan Documents and, if appropriate, the recordation of the Loan Documents, (iii) all reasonable out-of-pocket expenses of Administrative Agent, including reasonable fees, disbursements, and other charges of counsel for Administrative Agent, in connection with the preparation of any waiver or consent under this Agreement or any amendment hereof or any default or alleged default hereunder, (iv) all reasonable out-of-pocket expenses of preparing, obtaining, and furnishing to any Agent or any Lender any statements, opinions, certificates, schedules, documents, insurance policies, and all other items required to furnished to any Agent or any Lender pursuant to this Agreement or any request made pursuant to this Agreement or any other Loan Document, and (v) if an Event of Default occurs, all out-of-pocket expenses incurred by Administrative Agent or any Lender, including the fees, disbursements and other charges of counsel in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, fees of auditors and consultants incurred in connection therewith and investigation expenses incurred by Administrative Agent or any Lender in connection therewith.



                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 49

         12.02. NON-WAIVER. No act, delay, omission, or course of dealing will be a waiver of any of a Lender's rights or remedies under this Agreement or otherwise, and no waiver, change, or modification in whole or in part of this Agreement, any Note, or any other agreement will be effective unless in a writing signed by Borrower and Lenders. All rights and remedies of Lenders are cumulative and may be exercised singly or concurrently. A waiver by Lenders of any right or remedy on any occasion will not be a bar to the exercise of any right or remedy on any subsequent occasion.

         12.03 . AMENDMENT AND WAIVERS. Any provision of this Agreement, the Notes or the other Loan Documents may be amended or waived if, but only if such amendment or waiver is in writing and is signed by Borrower and Majority Lenders (and, if the rights or duties of Administrative Agent are affected thereby, by Administrative Agent); PROVIDED THAT no amendment or waiver shall, unless signed by all Lenders, (a) modify the voting percentages of Lenders, or (b) release a guarantor or any part of the Collateral (other than as contemplated hereby); and further provided that no amendment or waiver shall, unless signed by each Lender directly affected thereby, (i) increase the Commitment of such Lender or subject any Lender to any additional obligation, (ii) forgive any of the principal of or reduce the rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, or (iv) change a Lender's Commitment Percentage except as otherwise provided for in this Agreement or of the aggregate unpaid principal amount of the Notes, or the definitions of Majority Lenders and Required Lenders or the number or percentage of Lenders required to take any action under this
SECTION 12.03 or any other provision of this Agreement.

         12.04. SURVIVAL. All representations, warranties, and covenants made by Borrower herein or in any certificate or other instrument delivered by it or in its behalf under the Loan Documents shall be considered to have been relied upon by Lenders and shall survive the delivery to Lenders of the Loan Documents or the extension of the Loans (or any part thereof), regardless of any investigation made by or on behalf of Lenders.

         12.05. LIMITATION ON INTEREST. Regardless of any provision contained in the Loan Documents, Lenders shall never be entitled to contract for, charge, receive, collect, or apply, as interest on the Loans, any amount in excess of the Maximum Lawful Rate, and in the event Lenders ever contract for, charge, receive, collect or apply as interest any excess, the amount which would be deemed excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if the Loans are paid in full, any remaining excess shall promptly be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Lawful Rate, Borrower and Lenders shall, to the extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of the interest throughout the entire contemplated term of the Notes, so that the interest rate is the Maximum Lawful Rate throughout the entire term of the Notes; provided, however, that if the unpaid principal balance thereof is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest contracted for, charged or received for the actual period of existence thereof exceeds the Maximum Lawful Rate, Lenders shall refund to Borrower or any Subsidiary, as appropriate, the amount of the excess and, in that event, Lenders shall, to the fullest extent permitted under applicable law, not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Lawful Rate.

         12.06. INVALID PROVISIONS. If any provision of the Loan Documents is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, the provision shall be fully severable, the Loan Documents shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of the illegal, invalid, or unenforceable provision there shall be added automatically as a part of the Loan Documents a provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         12.07. WAIVER OF CONSUMER CREDIT LAW. Pursuant to Article 15.10(b) of Chapter 15, Subtitle 79, Revised Civil Statutes of Texas, 1925, as amended, Borrower agrees that Chapter 15 shall not govern or in any manner apply to the Loans.


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 50

         12.08. SUCCESSORS AND ASSIGNS. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not assign or otherwise transfer any of its rights under this Agreement.

                  (b) Each Lender may transfer or assign all or any part of its interest in Loans and its interest herein to any of its Affiliates regardless of the term of the transfer or assignment. Each Lender may transfer or assign all or any part of its interest in Loans to any commercial bank which is a member of the Federal Reserve System and has combined capital and surplus and undivided profits of not less than $100,000,000. Notwithstanding the foregoing, no Lender shall transfer or assign all or any part of its Loans under this Agreement to any Person other than an Affiliate of such Lender without the prior written approval of Borrower and Agents, the approval to not be unreasonably withheld; PROVIDED, THAT, Borrower's consent will not be required if a Default or Event of Default has occurred and is continuing. As to each assignment of Loans permitted by this Agreement, Borrower releases the assigning Lender from its obligations under this Agreement as to the portion of the Loans assigned.

                  (c) Any Lender may (subject to the provisions of this section, in accordance with applicable law, in the ordinary course of its business, and at any time) sell to one or more Persons participating interests in its portion of the Obligations. The seller Lender remains a "Lender" under the Loan, the participant does not become a "Lender" under the Loan Documents, and the selling Lender's obligations under the Loan Documents remain unchanged. The selling Lender remains solely responsible for the performance of its obligations and remains the holder of its share of the outstanding Loan for all purposes under the Loan Documents. Borrower and each Agent shall continue to deal solely and directly with the selling Lender in connection with that Lender's rights and obligations under the Loan Documents, and each Lender must retain the sole right and responsibility to enforce due obligations of Borrower. Participants have no rights under the Loan Documents except certain voting rights as provided below. No Lender may sell any participating interest under which the participant has any rights to approve any amendment, modification, or waiver of any Loan Document except as to matters requiring the approval of all Lenders as set forth in SECTION 12.03.

                  (d) Each Lender shall have the right to disclose any information in its possession regarding Borrower or any Subsidiary, or regarding the Collateral, to any transferee, participant, potential transferee, or potential participant of any of the Loans or any part thereof; provided that such Persons agree to be bound by the provisions of SECTION 12.16.

                  (e) Nothing herein shall prohibit a Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law.

         12.09. FOREIGN LENDERS, PARTICIPANTS, AND ASSIGNEES. Each Lender, participant (by accepting a participation interest under this Agreement), and assignee (by executing an assignment and assumption agreement in a form acceptable to Agents) that is not organized under the laws of the United States of America or one of its states (a) represents to Administrative Agent and Borrower that (i) no Taxes assessed by any Governmental Authority in the United States are required to be withheld by Administrative Agent or Borrower with respect to any payments to be made to it in respect of the Obligations and (ii) it has furnished to Administrative Agent and Borrower two duly completed copies of either U. S. Internal Revenue Service Form 4224, Form 1006, Form W-8, or other form acceptable to Administrative Agent that entitles it to exemption from U.S. federal withholding Tax on all interest payments under the Loan Documents, and (b) covenants to (i) provide Administrative Agent and Borrower a new Form 4224, Form 1001, Form W-8, or other form acceptable to Administrative Agent upon the expiration or obsolescence of any previously delivered form according to applicable laws and regulations, duly executed and completed by it, and (ii) comply from time to time with all applicable laws and regulations with regard to the withholding Tax exemption. If any of the foregoing is not true or the applicable forms are not provided, then Borrower and Administrative Agent (without duplication) may deduct and withhold from interest payments under the Loan Documents any United States federal income Tax at the maximum rate under the Code without reimbursement pursuant to SECTION 10.07.

         12.10. NOTICES. All notices, requests, or other communications required or permitted to be given by this Agreement or any other Loan Documents must be in writing (including by facsimile transmission)



                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 51 and unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand or by courier service, when delivered, (b) in the case of delivery by mail, three Business Days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of Borrower and Agents, and as set forth in SCHEDULE 2 in the case of the other parties hereto, or to such other address as may be hereafter notified by the representative parties hereto:

         Borrower:                          Lomak Petroleum, Inc.
                                            500 Throckmorton Street, Suite 2104
                                            Fort Worth, Texas  76102
                                            Attention:  John H. Pinkerton
                                            Telephone No.: (817) 870-2601
                                            Fax No.: (817) 870-2316

                                                           and

                                            Lomak Petroleum, Inc.
                                            125 State Route 43
                                            Hartville, Ohio 44632
                                            Attention: Thomas W. Stoelk
                                            Telephone No.: (330) 877-6747
                                            Fax No.: (330) 877-6129

         Administrative Agent:      Bank One, Texas, N.A.
                                            500 Throckmorton Street
                                            Fort Worth, Texas  76102
                                            Attention:  Brad Bartek
                                            Telephone No.: (817) 884-5707
                                            Fax No.: (817) 884-5622

         Syndication Agent:                 The Chase Manhattan Bank
                                            2200 Ross Avenue
                                            Dallas, Texas 75266-6197
                                            Attn: Timothy E. Perry
                                            Telephone No.: (214) 965-2536
                                            Fax No.: (214) 965-2389

         Documentation Agent:       NationsBank of Texas, N.A.
                                            901 Main Street, 64th Floor
                                            Dallas, Texas 75202
                                            Attn: J. Scott Fowler
                                            Telephone No.: (214) 508-3747
                                            Fax No.: (214) 508-1285

Notwithstanding the foregoing, any notice, request, or demand to or upon Administrative Agent or Lenders pursuant to SECTIONS 2.02, 2.07, or 2.09 shall not be effective until received.

         12.11. REPORTS AND CERTIFICATES. All reports and certificates of Borrower required by this Agreement must be in form and substance satisfactory to Administrative Agent and made under oath before a notary public by an authorized corporate officer or representative of Borrower.

         12.12. GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA AND SHALL BE PERFORMED IN TARRANT COUNTY, TEXAS.

         12.13. COMPLETE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG LENDERS, AGENTS, AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 52

SUBSEQUENT ORAL AGREEMENTS OF LENDERS, AGENTS, OR BORROWER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDERS, AGENTS, AND BORROWER.

         12.14. WAIVER OF JURY TRIAL. BORROWER , AGENTS, AND LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

         12.15. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when Administrative Agent shall have received counterparts hereof signed by all of the parties hereto or, in the case of any Lender as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic or other written confirmation from that Lender of execution of a counterpart hereof by that Lender.

         12.16. CONFIDENTIALITY. In the event that Borrower provides to Administrative Agent or Lenders written confidential information belonging to Borrower, if Borrower shall denominate such information in writing as "confidential", Administrative Agent and Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without Administrative Agent or Lenders breaching their obligation of confidence to Borrower, (iii) are previously known by Administrative Agent or Lenders from some source other than Borrower, (iv) are hereafter developed by Administrative Agent or Lenders without using Borrower's information, (v) are hereafter obtained by or available to Administrative Agent or Lenders from a third party who owes no obligation of confidence to Borrower with respect to such information or through any other means other than through disclosure by Borrower, (vi) are disclosed with Borrower's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to Persons regulating the activities of Administrative Agent or Lenders, or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration, or governmental proceeding. Further, Administrative Agent or a Lender may disclose any such information to any other Lender, any independent petroleum engineers or consultants, any independent certified public accountants, any legal counsel employed by such Person in connection with this Agreement or any Security Instrument, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; PROVIDED, HOWEVER, that Administrative Agent or Lenders shall receive a confidentiality agreement from the Person to whom such information is disclosed such that said Person shall have the same obligation to maintain the confidentiality of such information as is imposed upon Administrative Agent or the Lenders hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease five years from the date the information was furnished, unless Borrower requests in writing at least 30 days prior to the expiration of such five year period, to maintain the confidentiality of such information for an additional five year period.

         Executed in Fort Worth, Texas, on the date first set forth above.

                                            BORROWER:
                                            ---------

                                            LOMAK PETROLEUM, INC.

                                            By:
                                               --------------------------------
                                                  John H. Pinkerton, President


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 53

                             LENDERS:
                             --------

                             THE CHASE MANHATTAN BANK,
                               as Syndication Agent, Issuing Lender,
                               and a Lender

                             By:________________________________
                             Name:______________________________
                             Title:_______________________________

                             BANK ONE, TEXAS, N.A.,
                               as Administrative Agent, Issuing Lender, and a Lender

                             By:________________________________
                                      Brad Bartek,
                                      Vice President

                             NATIONSBANK OF TEXAS, N.A.,
                               as Documentation Agent, Issuing Lender,
                               and a Lender

                             By:______________________________
                                      J. Scott Fowler,
                                      Vice President

                             PNC BANK, NATIONAL ASSOCIATION

                             By:_______________________________
                                      Thomas K. Grundman,
                                      Senior Vice President

                             THE FIRST NATIONAL BANK OF BOSTON

                             By:______________________________
                             Name:____________________________
                             Title:_____________________________

                             CIBC INC.

                             By:______________________________
                                      Michael A.G. Corkum,
                                      Authorized Signer

                             THE FIRST NATIONAL BANK OF CHICAGO

                             By:______________________________
                             Name:____________________________
                             Title:_____________________________

                             BANK OF MONTREAL

                             By:______________________________
                                      Bobby Roberts,
                                      Director



                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 54

                             WELLS FARGO BANK (TEXAS), N.A.

                             By:______________________________
                                      Charles D. Kirkham,
                                      Vice President

                             CREDIT LYONNAIS NEW YORK BRANCH

                             By:______________________________
                             Name:____________________________
                             Title:_____________________________

                             ABN AMRO BANK N.V., HOUSTON AGENCY
                               By: ABN AMRO NORTH AMERICA, INC.

                                      By:__________________________
                                                H. Gene Shiels,
                                                Vice President and Director

                                      By:__________________________
                                      Name:_______________________
                                      Title:________________________




                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 55

                                   SCHEDULE 1
                                   ----------

                                   COMMITMENTS

---------------------------------------------------- -------------------------- -----------------------------------
                                                                                      COMMITMENT
                      LENDER                                COMMITMENT                PERCENTAGE

---------------------------------------------------- -------------------------- -----------------------------------
The Chase Manhattan Bank                                      $45,000,000                 11.25%
---------------------------------------------------- -------------------------- -----------------------------------
Bank One, Texas, N.A.                                         $45,000,000                 11.25%
---------------------------------------------------- -------------------------- -----------------------------------
NationsBank of Texas, N.A.                                    $45,000,000                 11.25%
---------------------------------------------------- -------------------------- -----------------------------------
PNC Bank, National Association                                $35,000,000                  8.75%
---------------------------------------------------- -------------------------- -----------------------------------
The First National Bank of Boston                             $35,000,000                  8.75%
---------------------------------------------------- -------------------------- -----------------------------------
CIBC Inc.                                                     $35,000,000                  8.75%
---------------------------------------------------- -------------------------- -----------------------------------
The First National Bank of Chicago                            $35,000,000                  8.75%
---------------------------------------------------- -------------------------- -----------------------------------
Bank of Montreal                                              $35,000,000                  8.75%
---------------------------------------------------- -------------------------- -----------------------------------
Wells Fargo Bank (Texas), N.A.                                $35,000,000                  8.75%
---------------------------------------------------- -------------------------- -----------------------------------
Credit Lyonnais New York Branch                               $35,000,000                  8.75%
---------------------------------------------------- -------------------------- -----------------------------------
ABN AMRO Bank N.V., Houston Agency                            $20,000,000                  5.00%
---------------------------------------------------- -------------------------- -----------------------------------
Total Commitment                                              $400,000,000               100.00%
---------------------------------------------------- -------------------------- -----------------------------------





                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 56

                                   SCHEDULE 2
                                   ----------

                              ADDRESSES FOR NOTICES

----------------------------------------------------------- --------------------------------------------------------
ABN AMRO Bank N.V., Houston Agency                          Credit Lyonnais New York Branch
c/o ABN AMRO North America, Inc.                            1000 Louisiana, Suite 5360
Three Riverway, Suite 1700                                  Houston, Texas 77002
Houston, Texas 77056                                        Attention: David Dodd
Attention: H. Gene Shiels                                   Telephone No.: (713) 753-8705
Telephone No.: (713) 964-3356                               Fax No.: (713) 751-0307
Fax No.: (713) 629-7533
----------------------------------------------------------- --------------------------------------------------------
The First National Bank of Boston                           The First National Bank of Chicago
100 Federal Street                                          One First National Plaza, 10th Floor
Boston, Massachusetts 02110                                 Suite 0634
Attention: George Passela                                   Chicago, Illinois 60670-0634
Telephone No.: (617) 434-7160                               Attention: John Bierne
Fax No.: (617) 434-2473                                     Telephone No.: (312) 732-3659
                                                            Fax No.: (312) 732-4840
----------------------------------------------------------- --------------------------------------------------------
Bank of Montreal                                            NationsBank of Texas, N.A.
700 Louisiana, Suite 4400                                   901 Main Street, 64th Floor
Houston, Texas 77002                                        Dallas, Texas 75283-0140
Attention: Bobby Roberts                                    Attn: J. Scott Fowler
Telephone No.: (713) 546-9754                               Telephone No.: (214) 508-3747
Fax No.: (713) 223-4007                                     Fax No.: (214) 508-1285
----------------------------------------------------------- --------------------------------------------------------
Bank One, Texas, N.A.                                       PNC Bank, National Association
500 Throckmorton Street                                     One PNC Plaza, 249 5th Avenue
Fort Worth, Texas  76102                                    Pittsburgh, Pennsylvania 15265
Attention:  Brad Bartek                                     Attention: John Way
Telephone No.: (817) 884-5707                               Telephone No.: (412) 762-5290
Fax No.: (817) 884-5622                                     Fax No.: (412) 762-2571
----------------------------------------------------------- --------------------------------------------------------
CIBC Inc.                                                   Wells Fargo Bank (Texas), N.A.
909 Fannin, Suite 1200                                      500 North Akard, 3535 Lincoln Plaza
Houston, Texas 77010                                        Dallas, Texas 75201
Attention: Paul Jordan                                      Attention: Chad Kirkham
Telephone No.: (713) 658-8400                               Telephone No.: (214) 777-4026
Fax No.: (713) 650-3727                                     Fax No. (214) 777-4044
----------------------------------------------------------- --------------------------------------------------------
The Chase Manhattan Bank
2200 Ross Avenue
Dallas, Texas 75266-6197
Attn: Timothy E. Perry
Telephone No.: (214) 965-2536
Fax No.: (214) 965-2389
----------------------------------------------------------- --------------------------------------------------------




                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 57

                                   SCHEDULE 3
                                   ----------

                              LIST OF SUBSIDIARIES

Buffalo Oilfield Services, Inc., an Ohio corporation, 100% owned by Lomak Petroleum, Inc.;

LPI Acquisition, Inc., a Texas corporation, 100% owned by Lomak Petroleum, Inc.;

LPI Operating Company, an Ohio corporation, 100% owned by Lomak Petroleum, Inc.;

Lomak Energy Company, a Delaware corporation, 100% owned by Lomak Production Company;

Lomak Energy Services Company, a Delaware corporation, 100% owned by Lomak Petroleum, Inc.;

Lomak Gathering & Processing Company, a Delaware corporation, 100% owned by Lomak Petroleum, Inc.;

Lomak Gas Company, a Delaware corporation, 100% owned by Lomak Petroleum, Inc.;

Lomak Operating Company, an Ohio corporation, 100% owned by Lomak Petroleum,
Inc.;

Lomak Production Company, a Delaware corporation, 100% owned by Lomak Petroleum, Inc.;

Lomak Resources Company, a Delaware corporation, 100% owned by Lomak Operating Company;

Lomak Resources, L.L.C., an Oklahoma limited liability company, owned by Lomak Production Company (2.5%) and Lomak Resources Company (97.5%);

Lomak Offshore, L.P., an Ohio limited partnership, owned by LPI Operating Company (1%), Lomak Operating Company (49%), and Lomak Resources Company (50%);

Lomak Pipeline Systems, L.P., a Texas limited partnership, owned by Lomak Gathering & Processing Company (1%) and Lomak Gas Company (99%); and

Lomak Production I, L.P., a Texas limited partnership, owned by Lomak Production Company (1%) and Lomak Energy Company (99%).



                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 58

                                   SCHEDULE 4
                                   ----------

                                      LIENS

                                      None


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 59

                                  Exhibit A to
                                Credit Agreement

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Assignment and Assumption Agreement (this "ASSIGNMENT") is entered into as of the 14th day of February, 1997, by and among Bank One, Texas, N.A. ("BANK ONE"), NationsBank of Texas, N.A. ("NATIONSBANK"), Texas Commerce Bank National Association ("TCB"), PNC Bank, National Association ("PNC"), The Chase Manhattan Bank ("CHASE"), The First National Bank of Boston ("BB"), CIBC, Inc. ("CIBC"), The First National Bank of Chicago ("FC"), Bank of Montreal ("BOM"), Wells Fargo Bank, N.A. ("WF"), Credit Lyonnais New York Branch ("CL"), ABN AMRO Bank N.V., Houston Agency ("ABN"), and Lomak Petroleum, Inc., Lomak Operating Company, Lomak Production Company, Lomak Resources Company, Eastern Petroleum Company, Lomak Production I, L.P., and Lomak Resources, L.L.C., as borrowers (the "EXISTING BORROWERS").

Recitals:
---------

         A. THE EXISTING BORROWERS AND BANK ONE, INDIVIDUALLY AND AS AGENT, NATIONSBANK, TCB, AND PNC (THE "EXISTING LENDERS"), as lenders, are parties to a Second Amended and Restated Revolving Credit and Term Loan Agreement dated December 20, 1995 (as amended through the date hereof, the "EXISTING CREDIT AGREEMENT"), pursuant to which the Existing Lenders made revolving loans (the "EXISTING LOANS") to the Existing Borrowers, payment of which is secured by liens, security interests, and other rights in oil and gas properties and other properties in Alabama, Louisiana, Michigan, Ohio, Oklahoma, Pennsylvania, Texas, and West Virginia.

         B. (a) The Existing Lenders desire to sell and assign to Chase, BB, CIBC, FC, BOM, WF, CL, and ABN (collectively the "ASSIGNEE LENDERS"), certain undivided interests in all rights and obligations of the Existing Lenders under the Existing Credit Agreement, including without limitation, certain interests in (i) the Existing Loans, including the current aggregate principal amount of $79,700,000 owed on the Existing Loans by the Existing Borrowers as of the date of this Assignment, and participation interests in letters of credit outstanding thereunder, if any, (ii) the Existing Credit Agreement and all related loan documents, (iii) the commitment of each Existing Lender to make loans and participate in letters of credit under the Existing Credit Agreement, and (iv) the right to receive payments of principal, interest, and fees payable under the Existing Credit Agreement (collectively, the "EXISTING RIGHTS AND OBLIGATIONS"), and (b) the Assignee Lenders desire to purchase and assume such interests in the Existing Rights and Obligations from the Existing Lenders so that, after giving effect to such Assignment, each of the Existing Lenders and the Assignee Lenders (collectively the "LENDERS") will hold an undivided percentage interest of the Existing Rights and Obligations equal to its Commitment Percentage (as herein defined).

         C. The percentage of the Existing Rights and Obligations held by each Existing Lender on the date hereof is as set forth on SCHEDULE 1 hereto (for each Existing Lender, its "EXISTING COMMITMENT PERCENTAGE"); and

         D. The parties desire to enter into this Assignment to, among other things, evidence the sale and assignment from the Existing Lenders and the purchase and assumption by the Assignee Lenders of a portion of the Existing Rights and Obligations.

Agreement:
----------

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties agree as follows:

         SECTION 1. ASSIGNMENT AND ASSUMPTION. In reliance on the representations, warranties, covenants, and agreements contained in this Assignment, the parties hereby agree to the following:



                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 60

         1.1 ASSIGNMENT TO THE ASSIGNEE LENDERS. Each Existing Lender has ASSIGNED, TRANSFERRED, SET OVER, and CONVEYED, and by these presents does hereby ASSIGN, TRANSFER, SET OVER, and CONVEY unto each Assignee Lender that percentage interest of the Existing Rights and Obligations reflected as being sold and assigned by each Existing Lender to each Assignee Lender in SCHEDULE 2 hereto (such percentage of the aggregate assigned Existing Rights and Obligations applicable to any single assignment between a single Existing Lender and a single Assignee Lender pursuant to SCHEDULE 2 being reflected to herein as the "SPECIFIED PERCENTAGE").

         TO HAVE AND TO HOLD unto each Assignee Lender and its permitted successors and assigns forever. With the exception of the representations and warranties contained in SECTION 1.5 hereof, the assignments contained in this
SECTION 1.1 (collectively the "ASSIGNMENTS") are WITHOUT RECOURSE OR WARRANTY OF ANY NATURE, EITHER EXPRESS OR IMPLIED, ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED. Without limiting the foregoing, and except as set forth in SECTION
1.5 hereof, no Existing Lender (a) makes any representation or warranty nor assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Existing Credit Agreement or any other loan document executed or delivered pursuant to the Existing Credit Agreement, regarding the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Existing Credit Agreement or any other loan document or any collateral securing payment thereof, and (b) makes any representation or warranty nor assumes any responsibility with respect to the financial condition of any Existing Borrower or any of their affiliates or the performance or observance by any Existing Borrower or any of their affiliates of any of their respective obligations under the Existing Credit Agreement or any other loan document.

         1.2 PURCHASE PRICE OF ASSIGNED INTERESTS. In consideration for the Assignments, each Assignee Lender agrees to pay to each Assignor Lender by wire transfer on the date hereof an amount equal to the Specified Percentage of the aggregate principal balance of all Loans outstanding on the date hereof as reflected in applicable payment instructions provided to each Assignee Lender on the date hereof by Bank One.

         1.3 ASSUMPTION OF OBLIGATIONS BY THE ASSIGNEE LENDERS. Each Assignee Lender hereby assumes and agrees to timely perform in accordance with their terms for the benefit of each Existing Lender the applicable Specified Percentage of all obligations, undertakings, and commitments which are included in the Existing Rights and Obligations (the "ASSUMPTION").

         1.4 EXISTING CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS. In order to reflect the Assignment and the Assumption, the parties hereby agree as follows:

                  a. EXISTING CREDIT AGREEMENT. Each Assignee Lender shall be deemed a "Lender" under and as defined in the Existing Credit Agreement and the other loan documents, and the Existing Credit Agreement and other loan documents shall be binding upon and enforceable by each Assignee Lender to the same extent as if executed by each Assignee Lenders, unless and to the extent that a particular loan document may be enforced only by Bank One, as Agent on behalf of the Lenders, in which event such loan document shall remain enforceable only by Bank One.

                  b. COMMITMENTS. After giving effect to the Assignment and the Assumption, the percentage of the Existing Rights and Obligations held by each Lender are as set forth in SCHEDULE 3 hereto (the "COMMITMENT PERCENTAGES").

         1.5 REPRESENTATIONS AND WARRANTIES OF EXISTING LENDERS. Each Existing Lender represents and warrants to each Assignee Lender (a) that it holds good and valid title to the interests in the assigned Existing Rights and Obligations assigned pursuant to SECTION 1.1, and (b) that this Assignment is a valid and binding obligation of each such Existing Lender enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally.

         1.6 REPRESENTATIONS AND WARRANTIES OF THE ASSIGNEE LENDERS. Each Assignee Lender represents and warrants to each Existing Lender (a) that it is legally authorized to enter into this Assignment, and


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 61

(b) that this Assignment is a valid and binding obligation of such Assignee Lender enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally.

         1.7 AGREEMENTS OF EACH ASSIGNEE LENDER. Each Assignee Lender (a) confirms that it has received the most recent quarterly and annual financial statements of Borrower, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (b) agrees that it will, independently and without reliance upon Bank One, as Agent, or any Lenders, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Existing Credit Agreement; and (c) appoints and authorizes Bank One, as Agent, to take such action as agent on its behalf and to exercise such powers under the Existing Credit Agreement as are delegated to the Agent by the terms of the Existing Credit Agreement, together with such powers as are reasonably incidental thereto.

         1.8 PAYMENTS OF INTEREST AND FEES. Simultaneously with the execution of this Assignment by the parties hereto, Existing Borrowers shall pay to Bank One, as Agent for the account of the Existing Lenders (in accordance with their Existing Commitment Percentages prior to giving effect to this Assignment), the following to the extent accrued but unpaid as of February 14, 1997: (a) the full amount of all interest on the principal balance of all Existing Loans outstanding on the date hereof; and (b) all fees payable pursuant to the Existing Credit Agreement.

         1.9 CONSENT AND RELEASE. Existing Borrowers hereby consent to the Assignment and the Assumption. Existing Borrowers hereby release each Existing Lender from their respective obligations pursuant to the Existing Credit Agreement and the other loan documents to the extent such obligations have been assigned to and assumed by the Assignee Lenders hereunder.

         SECTION 2.        Miscellaneous
         ----------        -------------

         2.1 PARTIES IN INTEREST. All of the terms and provisions of this Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         2.2 COUNTERPARTS. This Assignment may be executed in counterparts and all parties need not execute the same counterpart; however, no party shall be bound by this Assignment until all parties have executed a counterpart.

         2.3 COMPLETE AGREEMENT. THIS ASSIGNMENT EMBODIES THE COMPLETE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES WHICH MAY HAVE RELATED TO THE SUBJECT MATTER HEREOF IN ANY WAY. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES HERETO.

         2.4 HEADINGS. The headings, captions, and arrangements used in this Assignment are for convenience only and shall not be deemed to limit, amplify, or modify the terms of this Assignment, nor affect the meaning hereof.

         In witness whereof the parties have caused this instrument to be executed and delivered as of the date and year first above written.

                           TEXAS COMMERCE BANK
                           NATIONAL ASSOCIATION

                           By:____________________________________
                                    Timothy E. Perry,
                                    Senior Vice President

                           NATIONSBANK OF TEXAS, N.A.



                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 62

                           By:____________________________________
                                    J. Scott Fowler,
                                    Vice President

                           PNC BANK, NATIONAL ASSOCIATION

                           By:____________________________________
                                    John Way,
                                    Vice President

                           BANK ONE, TEXAS, N.A.

                           By:____________________________________
                                    Brad Bartek,
                                    Vice President

                           THE CHASE MANHATTAN BANK

                           By:____________________________________
                           Name:____________________________
                           Title:___________________________

                           THE FIRST NATIONAL BANK OF BOSTON

                           By:____________________________________
                           Name:____________________________
                           Title:___________________________

                           CIBC, INC.

                           By:____________________________________
                           Name:____________________________
                           Title:___________________________

                           THE FIRST NATIONAL BANK OF CHICAGO

                           By:____________________________________
                           Name:____________________________
                           Title:___________________________

                           BANK OF MONTREAL

                           By:____________________________________
                           Name:____________________________
                           Title:___________________________

                           WELLS FARGO BANK (TEXAS), N.A.

                           By:____________________________________
                                    Charles D. Kirkham,
                                    Vice President

                           CREDIT LYONNAIS NEW YORK BRANCH

                           By:____________________________________
                           Name:____________________________
                           Title:___________________________


                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 63

                           ABN AMRO BANK N.V., HOUSTON AGENCY
                           By:      ABN AMRO North America, Inc.,

                           By:______________________________
                                    H. Gene Shiels,
                                    Vice President and Director


                           By:______________________________
                           Name:____________________________
                           Title:_____________________________
                           LOMAK PETROLEUM, INC.

                           By:____________________________________
                                    John H. Pinkerton
                                    President

                           LOMAK OPERATING COMPANY

                           By:____________________________________
                                    John H. Pinkerton, President

                           LOMAK PRODUCTION COMPANY

                           By:____________________________________
                                    John H. Pinkerton, President

                           LOMAK RESOURCES COMPANY

                           By:____________________________________
                                    John H. Pinkerton, President

                           EASTERN PETROLEUM COMPANY

                           By:____________________________________
                                    John H. Pinkerton, President

                           LOMAK PRODUCTION I, L.P.
                           By:      Lomak Production Company,
                                    General Partner

                                    By:______________________________
                                             John H. Pinkerton, President

                           LOMAK RESOURCES, L.L.C.
                           By:      Lomak Production Company,
                                    Member

                                    By:______________________________
                                             John H. Pinkerton, President



                   ASSIGNMENT AND ASSUMPTION AGREEMENT-Page 64

                                  Schedule 1 to
                       Assignment and Assumption Agreement

EXISTING LENDERS AND COMMITMENT PERCENTAGES

============================================== ===================================== =======================================
               EXISTING LENDER                          COMMITMENT PERCENTAGE                 COMMITMENT

---------------------------------------------- ------------------------------------- ---------------------------------------
 Bank One                                               35%                                   $87,500,000
---------------------------------------------- ------------------------------------- ---------------------------------------
 TCB                                                    35%                                   $87,500,000
---------------------------------------------- ------------------------------------- ---------------------------------------
 NationsBank                                            20%                                   $50,000,000
---------------------------------------------- ------------------------------------- ---------------------------------------
 PNC                                                    10%                                   $25,000,000
---------------------------------------------- ------------------------------------- ---------------------------------------
 Total                                                 100%                                  $250,000,000
============================================== ===================================== =======================================




                                  NOTE-Page 65

                                  Schedule 2 to
                       Assignment and Assumption Agreement

ASSIGNMENT FROM EXISTING LENDERS TO ASSIGNEE LENDERS

 ============================= ============================================================================================
 ASSIGNEE LENDERS                                                 % OF TOTAL COMMITMENT

 ----------------------------- -------------------- ----------------------- ----------------------- -----------------------
                                    BANK ONE                 TCB                 NATIONSBANK                 PNC

 ----------------------------- -------------------- ----------------------- ----------------------- -----------------------
 Chase                               ------               11.250000%                ------                  ------
------------------------------ -------------------- ----------------------- ----------------------- -----------------------
 BB                                 3.614130%             3.614130%               1.331522%               0.190218%
------------------------------ -------------------- ----------------------- ----------------------- -----------------------
 CIBC                               3.614130%             3.614130%               1.331522%               0.190218%
------------------------------ -------------------- ----------------------- ----------------------- -----------------------
 FC                                 3.614130%             3.614130%               1.331522%               0.190218%
------------------------------ -------------------- ----------------------- ----------------------- -----------------------
 BOM                                3.614130%             3.614130%               1.331522%               0.190218%
------------------------------ -------------------- ----------------------- ----------------------- -----------------------
 WF                                 3.614130%             3.614130%               1.331522%               0.190218%
------------------------------ -------------------- ----------------------- ----------------------- -----------------------
 CL                                 3.614130%             3.614130%               1.331522%               0.190218%
------------------------------ -------------------- ----------------------- ----------------------- -----------------------
 ABN                                2.065220%             2.065220%               0.760868%               0.108692%
------------------------------ -------------------- ----------------------- ----------------------- -----------------------
 Total Assigned by
 Existing Lender                     23.75%                 35.00%                  8.75%                   1.25%
============================== ==================== ======================= ======================= =======================



                                  NOTE-Page 66

                                  Schedule 3 to
                       Assignment and Assumption Agreement

COMMITMENTS AND COMMITMENT PERCENTAGES AFTER ASSIGNMENTS

============================================= =============================================== ====================================
                   LENDER                                 COMMITMENT PERCENTAGE                             COMMITMENT

--------------------------------------------- ----------------------------------------------- ------------------------------------
 Bank One                                                       11.25%                                    $45,000,000
--------------------------------------------- ----------------------------------------------- ------------------------------------
 Chase                                                          11.25%                                    $45,000,000
--------------------------------------------- ----------------------------------------------- ------------------------------------
 NationsBank                                                    11.25%                                    $45,000,000
--------------------------------------------- ----------------------------------------------- ------------------------------------
 PNC                                                             8.75%                                    $35,000,000
--------------------------------------------- ----------------------------------------------- ------------------------------------
 BB                                                              8.75%                                    $35,000,000
--------------------------------------------- ----------------------------------------------- ------------------------------------
 CIBC                                                            8.75%                                    $35,000,000
--------------------------------------------- ----------------------------------------------- ------------------------------------
 FC                                                              8.75%                                    $35,000,000
--------------------------------------------- ----------------------------------------------- ------------------------------------
 BOM                                                             8.75%                                    $35,000,000
--------------------------------------------- ----------------------------------------------- ------------------------------------
 WF                                                              8.75%                                    $35,000,000
--------------------------------------------- ----------------------------------------------- ------------------------------------
 CL                                                              8.75%                                    $35,000,000
--------------------------------------------- ----------------------------------------------- ------------------------------------
 ABN                                                             5.00%                                    $20,000,000
--------------------------------------------- ----------------------------------------------- ------------------------------------
 Total                                                           100%                                    $400,000,000
============================================= =============================================== ====================================



                                  NOTE-Page 67

                                  Exhibit B to
                                Credit Agreement

                                      NOTE

$________                      Fort Worth, Texas              February __, 1997

         For value received, LOMAK PETROLEUM, INC., a Delaware corporation ("BORROWER"), hereby unconditionally promises to pay to the order of _______________ _________________ ("LENDER") at the office of Bank One, Texas,
N.A. ("BANK ONE"), located at 500 Throckmorton Street, Fort Worth, Texas 76102, or at such other account or place as shall be designated in writing by Bank One for such purpose, in lawful money of the United States of America and in immediately available funds, on the Termination Date, as defined in the Credit Agreement referred to below, the principal amount of (a) _______ MILLION DOLLARS ($___,000,000.00), or, if less, (b) the aggregate unpaid principal amount of all Loans made by Lender to Borrower pursuant to Section 2.01 of the Credit Agreement. Capitalized terms herein have the meanings assigned in the Credit Agreement.

         Borrower further agrees to pay interest in lawful money of the United States of America and in immediately available funds at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

         The holder of this Note is authorized to endorse on the schedules annexed hereto (or on a continuation attached), the date, type of Loan, and amount of each Revolving Credit Loan made pursuant to the Credit Agreement, and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another type of Loan, and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of Borrower in respect of such Loan.

         This Note (a) is one of the Notes referred to in the Credit Agreement dated February __, 1997 (as amended, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Borrower, Guarantors, Lender, the other banks and financial institutions from time to time parties thereto, Bank One, as administrative agent, The Chase Manhattan Bank, N.A., as syndication agent, and NationsBank of Texas, N.A., as documentation agent, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents; and reference is hereby made to the Loan Documents for a description of (w) the properties and assets in which a security interest has been granted, (x) the nature and extent of the security and the guaranties, (y) the terms and conditions upon which the



                                  NOTE-Page 68
security interests and each guaranty were granted, and (z) the rights of the holder of this Note in respect thereof. This Note is issued pursuant to, and Lender is entitled to the benefits of, all Loan Documents executed and delivered in connection with the Credit Agreement.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, at the option of Lender, immediately due and payable, all as provided in the Credit Agreement.

         Borrower promises to pay all reasonable costs and expenses, including attorneys fees and disbursements incurred in the collection and enforcement of this Note.

         No reference herein to the Credit Agreement and no provision of this Note, the Credit Agreement, or any other Loan Document shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal and interest on this Note at the place, at the respective times, and in the currency prescribed herein or in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, or endorser or otherwise, hereby waive diligence, presentment, demand, protest, notice of intent to accelerate, notice of the acceleration, and all other notices of any kind, to the fullest extent permitted by law, and consent to all renewals, extensions, or modifications of this Note and the Loan Documents, before or after maturity.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS RULES GOVERNING CONFLICTS OF LAWS. BORROWER AGREES THAT VENUE FOR ANY ACTION OR CLAIM RELATED TO THIS NOTE SHALL BE IN TARRANT COUNTY, TEXAS.

         This Note is given in renewal and extension, but not extinguishment, of ____% of all amounts left owing and unpaid on the Existing Loans.

                                              LOMAK PETROLEUM, INC.

                                              By:
                                                  ----------------------
                                                       John H. Pinkerton,
                                                       President




                            CREDIT AGREEMENT-Page 69

                 LOANS, CONVERSIONS, AND REPAYMENTS OF ABR LOANS

--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------
                           Amount                   Amount of         Amount of ABR Loans        Unpaid Principal
          Amount of     Converted to     Adjusted   Principal of ABR  Converted to Eurodollar        Balance of     Notation
  Date    ABR Loans      ABR Loans      Base Rate   Loans Repaid      Loans                         ABR Loans       Made By
--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------

--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------

--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------

--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------

--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------

--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------

--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------

--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------

--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------

--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------

--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------

--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------

--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------

--------- ----------- --------------- ------------- ----------------- ------------------------ ------------------- --------------






                            CREDIT AGREEMENT-Page 70

      LOANS, CONTINUATIONS, CONVERSIONS, AND REPAYMENTS OF EURODOLLAR LOANS

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------- ---------------- ------------------- -------------------- ------------------- ---------------- ---------------- -----------
                                                                                           Amount of
                                             Interest Period and  Amount of Principal Eurodollar Loans Unpaid Principal
           Amount of     Amount Converted    Eurodollar Rate with of Eurodollar Loans Converted to         Balance of    Notation
 Date   Eurodollar Loans to Eurodollar Loans Respect Thereto      Repaid              ABR Loans        Eurodollar Loans   Made By
------- ---------------- ------------------- -------------------- ------------------- ---------------- ---------------- -----------

------- ---------------- ------------------- -------------------- ------------------- ---------------- ---------------- -----------

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



                            CREDIT AGREEMENT-Page 71

                                  Exhibit C to
                                Credit Agreement

                               GUARANTY AGREEMENT

                                     made by

                        BUFFALO OILFIELD SERVICES, INC.,
                             LPI ACQUISITION, INC.,
                             LPI OPERATING COMPANY,
                              LOMAK ENERGY COMPANY,
                         LOMAK ENERGY SERVICES COMPANY,
                      LOMAK GATHERING & PROCESSING COMPANY,
                               LOMAK GAS COMPANY,
                            LOMAK OPERATING COMPANY,
                            LOMAK PRODUCTION COMPANY,
                            LOMAK RESOURCES COMPANY,
                            LOMAK RESOURCES, L.L.C.,
                              LOMAK OFFSHORE, L.P.,
                        LOMAK PIPELINE SYSTEMS, L.P., and
                            LOMAK PRODUCTION I, L.P.



                                   in favor of

                             BANK ONE, TEXAS, N.A.,
                             As Administrative Agent

Dated February 14, 1997

                               GUARANTY AGREEMENT

          This Guaranty Agreement dated February 14, 1997, is executed by BUFFALO OILFIELD SERVICES, INC., an Ohio corporation, LPI ACQUISITION, INC., a Texas corporation, LPI OPERATING COMPANY, an Ohio corporation, LOMAK ENERGY COMPANY, a Delaware corporation, LOMAK ENERGY SERVICES COMPANY, a Delaware corporation, LOMAK GAS & PROCESSING COMPANY, a Delaware corporation, LOMAK GAS COMPANY, a Delaware corporation, LOMAK OPERATING COMPANY, an Ohio corporation, LOMAK PRODUCTION COMPANY, a Delaware corporation, LOMAK RESOURCES COMPANY, a Delaware corporation, LOMAK RESOURCES, L.L.C., an Oklahoma limited liability company, LOMAK OFFSHORE, L.P., an Ohio limited partnership, LOMAK PIPELINE SYSTEMS, L.P., a Texas limited partnership and LOMAK PRODUCTION I, L.P., a Texas limited partnership (individually a "GUARANTOR" and collectively, together with any other Person that may become a party hereto, the "GUARANTORS"), in favor of BANK ONE, TEXAS, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions, including Administrative Agent and the two other agent banks described below (individually a "LENDER" and collectively, including the three agent banks, "LENDERS"), from time to time parties to the Credit Agreement (as defined below).

Recitals:
---------

         A. Pursuant to a Credit Agreement of even date (as amended, restated, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among LOMAK PETROLEUM, INC., a Delaware corporation ("BORROWER"), Lenders, Administrative Agent, The Chase Manhattan Bank, as syndication agent, and NationsBank of Texas, N.A., as documentation agent, Lenders have severally agreed to make extensions of credit to Borrower upon the terms and subject to the conditions set forth therein;

         B. The Guarantors are subsidiaries of Borrower;

         C. The proceeds of the extensions of credit will be used in part to enable Borrower to make valuable transfers to one or more of the Guarantors in connection with the operation of their respective businesses;

         D. Borrower and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

         E. It is a condition precedent to the obligation of Lenders to make their respective extensions of credit to Borrower under the Credit Agreement that the Guarantors execute and deliver this Agreement to Administrative Agent for the ratable benefit of each Lender.

Agreement:
----------

         For valuable consideration, the receipt and sufficiency of which are acknowledged, and to induce Administrative Agent and Lenders to enter into the Credit Agreement and to induce Lenders to make their respective extensions of credit to Borrower thereunder, Guarantors hereby agree with Administrative Agent, for the ratable benefit of Lenders, as follows:

ARTICLE 1 - DEFINED TERMS
-------------------------

         1.1 DEFINITIONS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

                  (b) The following terms have the meanings assigned below:

                  "AGREEMENT" means this Guaranty Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

                  "BORROWER OBLIGATIONS" means collectively the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Borrower, whether or not a claim for post-filing or post-petition interest is allowed in the proceeding) to Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, or any Letter of Credit entered into by Borrower with any Lender (or any Affiliate of any Lender) or any other document made, delivered, or given in connection therewith, in each case whether on account of principal, interest, Reimbursement Obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to Administrative Agent or to Lenders that are required to be paid by Borrower pursuant to the terms of any of the foregoing agreements).

                  "CODE" means the Uniform Commercial Code as from time to time in effect in the State of Texas.

                  "EVENT OF DEFAULT" means the occurrence of an Event of Default as defined in the Credit Agreement.

                  "GUARANTOR OBLIGATIONS" means, with respect to any Guarantor, the collective reference to (i) the Borrower Obligations and (ii) all obligations and liabilities of a Guarantor which may arise under or in connection with this Agreement or any other Loan Document to which a Guarantor is a party, in each case whether on account of direct obligations, guaranty obligations, Reimbursement Obligations, principal, interest (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans, and Reimbursement Obligations, and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization, or like proceeding, relating to a Guarantor or Borrower, whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding), fees, indemnities, costs, expenses, or otherwise (including, without limitation, all fees and disbursements of counsel to Administrative Agent or to Lenders that are required to be paid by a Guarantor pursuant to the terms of this Agreement or any other Loan Document).

                  "REIMBURSEMENT OBLIGATIONS" means any amounts, other than the Loans, payable or to be reimbursed to Lenders under the Credit Agreement or any of the Loan Documents, including but not limited to the Obligations.

         1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof," "herein," "hereto," and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

                  (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of the terms.

ARTICLE 2 - GUARANTY
--------------------

         2.1 GUARANTIES. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to Administrative Agent, for the ratable benefit of Lenders and their respective successors, indorsees, transferees, and assigns, the prompt and complete payment and performance by Borrower when due (whether at the stated maturity, by acceleration, or otherwise) of the Guarantor Obligations.

                  (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the


                           GUARANTY AGREEMENT-Page 2
amount which can be guaranteed by the Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

                  (c) Each Guarantor agrees that the Guarantor Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this guaranty or affecting the rights and remedies of Administrative Agent or any Lender hereunder.

                  (d) This guaranty shall remain in full force and effect until all the Guarantor Obligations and the obligations of each Guarantor under this guaranty has been satisfied by payment in full in cash, no Letter of Credit is outstanding and the Total Commitment is terminated, notwith-standing that from time to time during the term of the Credit Agreement Borrower may be free from any Borrower Obligations.

         2.2 RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor has paid more than its proportionate share of any payment made hereunder, the Guarantor shall be entitled to seek and receive contribution from and against any Guarantor hereunder which has not paid its proportionate share of the payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this
Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to Administrative Agent and Lenders, and each Guarantor shall remain liable to Administrative Agent and Lenders for the full amount guaranteed by the Guarantor hereunder.

         2.3 LIMITED SUBROGATION. Notwithstanding any payment made by any Guarantor hereunder or any setoff or application of funds of any Guarantor by Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of Administrative Agent or any Lender against Borrower or any Guarantor or any collateral security or guaranty or right of setoff held by Administrative Agent or any Lender for the payment of the Guarantor Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower or any Guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to Administrative Agent and Lenders by Borrower on account of the Guarantor Obligations are paid in full in cash, no Letter of Credit is outstanding, and the Total Commitment is terminated. If any amount is paid to any Guarantor on account of subrogation rights at any time when all of the Guarantor Obligations have not have been paid in full, that amount shall be held by the Guarantor in trust for Administrative Agent and Lenders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to Administrative Agent, if required), to be applied against the Guarantor Obligations, whether matured or unmatured, in such order as Administrative Agent may determine.

         2.4 AMENDMENTS WITH RESPECT TO THE GUARANTOR OBLIGATIONS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Guarantor Obligations made by Administrative Agent or any Lender may be rescinded by Administrative Agent or the Lender and any of the Guarantor Obligations continued, and the Guarantor Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of setoff with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented, or terminated, in whole or in part, as Administrative Agent (or Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guaranty, or right of setoff at any time held by Administrative Agent or any Lender for the payment of the Guarantor Obligations may be sold, exchanged, waived, surrendered, or released. Neither Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect, or insure any Lien at any time held by it as security for the Guarantor Obligations or for this guaranty or any property subject thereto.

         2.5 GUARANTY ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension, or accrual of any of the Guarantor Obligations and notice of or proof of reliance by Administrative Agent or any Lender upon this guaranty or acceptance of this guaranty; the Guarantor Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this guaranty; and all dealings between Borrower and any of the Guarantors, on the one hand, and Administrative Agent and Lenders, on the other hand, likewise shall be conclusively presumed to have been had or



                           GUARANTY AGREEMENT-Page 3
consummated in reliance upon this guaranty. Each Guarantor waives diligence, presentment, protest, demand for payment, and notice of default or nonpayment to or upon Borrower or any Guarantors with respect to the Guarantor Obligations. Each Guarantor understands and agrees that this guaranty shall be construed as a continuing, absolute, and unconditional guaranty of payment without regard to
(a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Guarantor Obligations or any other collateral security therefor or guaranty or right of setoff with respect thereto at any time or from time to time held by Administrative Agent or any Lender, (b) any defense, setoff, or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Borrower against Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Borrower for the Borrower Obligations, or of the Guarantor under this guaranty, in bankruptcy, or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against Borrower, any Guarantor, or any other Person or against any collateral security or guaranty for the Guarantor Obligations or any right of setoff with respect thereto, and any failure by Administrative Agent or any Lender to make any such demand, to pursue their other rights or remedies, or to collect any payments from Borrower, any Guarantor, or any other Person or to realize upon any collateral security or guaranty or to exercise any right of setoff, or any release of Borrower, any Guarantor, or any other Person or any collateral security, guaranty, or right of setoff, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied, or available as a matter of law, of Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         2.6 REINSTATEMENT. This guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guarantor Obligations is rescinded or must otherwise be restored or returned by Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         2.7 PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to Administrative Agent without setoff or counterclaim in lawful money of the United States of America in immediately available funds at the office of Administrative Agent located at 500 Throckmorton Street, Fort Worth, Texas 76102, or at such other place as may be designated in writing by Administrative Agent.

ARTICLE 3 - COVENANTS
---------------------

         Each Guarantor covenants and agrees with Administrative Agent and Lenders that, from and after the date of this Agreement until the Guarantor Obligations shall have been paid in full, no Letter of Credit is outstanding, and the Total Commitment is terminated:

         3.1 COVENANTS IN CREDIT AGREEMENT. In the case of each Guarantor which is not a party to the Credit Agreement, such Guarantor shall take, or shall refrain from taking as the case may be, each action that is necessary to be taken or not taken, as the case may be so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

         3.2 FURTHER DOCUMENTATION. At any time and from time to time, upon the written request of Administrative Agent, and at the sole expense of the Guarantors, each Guarantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

ARTICLE 4 - MISCELLANEOUS
-------------------------



                           GUARANTY AGREEMENT-Page 4

         4.1 AMENDMENTS. Subject to the terms of the Credit Agreement, none of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Borrower, each affected Guarantor, and Administrative Agent, provided that any provision of this Agreement imposing obligations on Borrower or any Guarantor may be waived by Administrative Agent in a written instrument executed by Administrative Agent.

         4.2 NOTICES. All notices, requests, and demands to or upon Administrative Agent, Borrower, or any Guarantor hereunder shall be effected in the manner provided for in Section 12.10 of the Credit Agreement; provided that any such notice, request, or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on SCHEDULE 1.

         4.3 NO WAIVER, COURSE OF CONDUCT; CUMULATIVE REMEDIES. Neither Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 4.1), delay, indulgence, omission, or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of Administrative Agent or any Lender, any right, power, or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power, or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. A waiver by Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided by law.

         4.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of Borrower and each Guarantor and shall inure to the benefit of Administrative Agent and Lenders and their successors and assigns; provided that no Borrower or Guarantor may assign, transfer, or delegate any of its rights or obligations under this Agreement without the prior written consent of Administrative Agent.

         4.5 SETOFF. In addition to any rights and remedies of Lenders provided by law, each Lender shall have the right, without prior notice to Borrower or any Guarantor, any such notice being expressly waived by each to the extent permitted by applicable law, upon any amount becoming due and payable by Borrower or any Guarantor hereunder or under any other Loan Document (whether at the stated maturity, by acceleration, or otherwise) to setoff and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness, or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of Borrower or any Guarantor. Each Lender agrees promptly to notify Borrower or the relevant Guarantor and Administrative Agent after any such setoff and application made by such Lender, provided that, to the extent permitted by applicable law, the failure to give such notice shall not affect the validity of such setoff and application.

         4.6 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         4.7 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         4.8 SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         4.9 INTERPRETATION. This Agreement and the other Loan Documents represent the agreement of Borrower, the Guarantors, Administrative Agent, and Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations, or warranties by Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.



                           GUARANTY AGREEMENT-Page 5

         4.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS RULES GOVERNING CONFLICT OF LAWS. EACH GUARANTOR AGREES THAT VENUE FOR ANY ACTION OR CLAIM RELATED TO THIS AGREEMENT SHALL BE IN TARRANT COUNTY, TEXAS.

         4.11 SUBMISSION TO JURISDICTION; WAIVERS. Guarantors hereby irrevocably and unconditionally:

                  (a) submit for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Texas, the courts of the United States of America for the Northern District of Texas, and appellate courts from any thereof;

                  (b) consent that any such action or proceeding may be brought in such courts and waive any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agree not to plead or claim the same;

                  (c) agree that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Borrower or Guarantor at its address referred to in Section 4.2 or at such other address of which Administrative Agent shall have been notified pursuant thereto;

                  (d) agree that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waive, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive, or consequential damages.

         4.12 ACKNOWLEDGMENTS. Guarantors hereby acknowledge (a) each has been advised by counsel in the negotiation, execution, and delivery of this Agreement and the other Loan Documents to which each is a party; (b) neither Administrative Agent nor any Lender has any fiduciary relationship with or duty to Borrower or any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Borrower and the Guarantors, on the one hand, and Administrative Agent and Lenders, on the other hand, is solely that of debtor and creditor; and (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among Lenders or among Borrower, the Guarantors, and Lenders.

         4.13 WAIVER OF JURY TRIAL. GUARANTORS HEREBY KNOWINGLY AND INTENTIONALLY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         4.14 ADDITIONAL GUARANTORS. Each Subsidiary of Borrower that is required to become a party to this Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an assumption agreement in form and substance acceptable to Administrative Agent, in its discretion.

         4.15 NOTICE OF FINAL AGREEMENT. (a) This Agreement, the Credit Agreement, and the Loan Documents will be collectively referred to as the "WRITTEN LOAN AGREEMENT." It is the intention of Borrower, Guarantors, Administrative Agent, and Lenders that this Section 4.15 be incorporated by reference into each of the agreements, instruments, and documents comprising the Written Loan Agreement. Guarantors warrant to Lenders that the entire agreement made and existing by or among them and Lenders with respect to the Obligations is contained within the Written Loan Agreement and that no agreements or promises exist among them and Lenders that are not reflected in the Written Loan Agreement.



                            GUARANTY AGREEMENT-Page 6

                  (b) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.


                            GUARANTY AGREEMENT-Page 7

         IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty Agreement to be duly executed and delivered as of the date first above written.

                                  BUFFALO OILFIELD SERVICES, INC.

                                  By: ____________________________
                                           John H. Pinkerton, President

                                  LPI ACQUISITION, INC.

                                  By: ____________________________
                                           John H. Pinkerton, President

                                  LPI OPERATING COMPANY

                                  By: ____________________________
                                           John H. Pinkerton, President

                                  LOMAK ENERGY COMPANY

                                  By: ____________________________
                                           John H. Pinkerton, President

                                  LOMAK ENERGY SERVICES COMPANY

                                  By: ____________________________
                                           John H. Pinkerton, President

                                  LOMAK GATHERING &
                                  PROCESSING COMPANY

                                  By: ____________________________
                                           John H. Pinkerton, President

                                  LOMAK GAS COMPANY

                                  By: ____________________________
                                           John H. Pinkerton, President

                                  LOMAK OPERATING COMPANY

                                  By: ____________________________
                                           John H. Pinkerton, President

                                  LOMAK PRODUCTION COMPANY

                                  By: ____________________________
                                           John H. Pinkerton, President


                            GUARANTY AGREEMENT-Page 8

                                  LOMAK RESOURCES COMPANY

                                  By: ____________________________
                                           John H. Pinkerton, President

                                  LOMAK RESOURCES, L.L.C.

                                  By:   Lomak Production Company, member

                                        By: ____________________________
                                                 John H. Pinkerton, President

                                  LOMAK OFFSHORE, L.P.,

                                  By:   LPI Operating Company, General Partner

                                        By: ____________________________
                                                 John H. Pinkerton, President

                                  LOMAK PIPELINE SYSTEMS, L.P.,
                                  By:  Lomak Gathering & Processing Company,
                                       General Partner

                                       By: ____________________________
                                                John H. Pinkerton, President

                                  LOMAK PRODUCTION I, L.P.,

                                  By:  Lomak Production Company, General Partner

                                       By: ____________________________
                                                John H. Pinkerton, President

SCHEDULES AND EXHIBITS:
-----------------------

Schedule 1 - Guarantors' Addresses,  Jurisdictions, and Offices


                            GUARANTY AGREEMENT-Page 9

                                  Exhibit D to
                                Credit Agreement

                                PLEDGE AGREEMENT

                                     made by

                             LOMAK PETROLEUM, INC.,

                              and its subsidiaries

                             LPI OPERATING COMPANY,
                              LOMAK ENERGY COMPANY,
                      LOMAK GATHERING & PROCESSING COMPANY,
                               LOMAK GAS COMPANY,
                            LOMAK OPERATING COMPANY,
                          LOMAK PRODUCTION COMPANY, and
                             LOMAK RESOURCES COMPANY

                                   in favor of

                             BANK ONE, TEXAS, N.A.,
                             As Administrative Agent

Dated February 14, 1997


                            PLEDGE AGREEMENT-Page 10

                                PLEDGE AGREEMENT

          This Pledge Agreement dated February 14, 1997, is executed by LOMAK PETROLEUM, INC., a Delaware corporation ("BORROWER"), and LPI OPERATING COMPANY, an Ohio corporation, LOMAK ENERGY COMPANY, a Delaware corporation, LOMAK GATHERING & PROCESSING COMPANY, a Delaware corporation, LOMAK GAS COMPANY, a Delaware corporation, LOMAK OPERATING COMPANY, an Ohio corporation, LOMAK PRODUCTION COMPANY, a Delaware corporation, and LOMAK RESOURCES COMPANY, a Delaware corporation (individually a "GUARANTOR" and collectively, together with any other Person that may become a party hereto, the "GUARANTORS"), in favor of BANK ONE, TEXAS, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE Agent") for the banks and other financial institutions, including Administrative Agent and the two other agent banks described below (individually a "LENDER" and collectively, including the three agent banks, "LENDERS"), from time to time parties to the Credit Agreement (as defined below).

Recitals:
---------

         A. Pursuant to a Credit Agreement of even date (as amended, restated, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Borrower, Lenders, Administrative Agent, The Chase Manhattan Bank, as syndication agent, and NationsBank of Texas, N.A., as documentation agent, Lenders have severally agreed to make extensions of credit to Borrower upon the terms and subject to the conditions set forth therein; and

         B. It is a condition precedent to the obligation of Lenders to make their respective extensions of credit to Borrower under the Credit Agreement that Borrower execute and deliver this Agreement to Administrative Agent for the ratable benefit of Lenders.

Agreement:
----------

         For valuable consideration, the receipt and sufficiency of which are acknowledged, and to induce Administrative Agent and Lenders to enter into the Credit Agreement and to induce Lenders to make their respective extensions of credit to Borrower thereunder, Borrower hereby agrees with Administrative Agent, for the ratable benefit of Lenders, as follows:

ARTICLE 1 - DEFINED TERMS

         1.1 DEFINITIONS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

                  (b) The following terms have the meanings assigned below:

                  "AGREEMENT" means this Pledge Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

                  "BORROWER OBLIGATIONS" means collectively the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Borrower, whether or not a claim for post-filing or post-petition interest is allowed in the proceeding) to Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, or any Letter of Credit entered into by Borrower with any Lender (or any Affiliate of any Lender) or any other document made, delivered, or given in connection therewith, in each case whether on account of principal, interest, Reimbursement Obligations, fees, indemnities, costs, expenses or otherwise



                            PLEDGE AGREEMENT-Page 11

(including, without limitation, all fees and disbursements of counsel to Administrative Agent or to Lenders that are required to be paid by Borrower pursuant to the terms of any of the foregoing agreements).

                  "CODE" means the Uniform Commercial Code as from time to time in effect in the State of Texas.

                  "COLLATERAL ACCOUNT" means any collateral account established by Administrative Agent as provided in Section 5.2.

                  "EVENT OF DEFAULT" means the occurrence of an Event of Default as defined in the Credit Agreement.

                  "GUARANTOR OBLIGATIONS" means, with respect to any Guarantor, the collective reference to (i) the Borrower Obligations and (ii) all obligations and liabilities of a Guarantor which may arise under or in connection with this Agreement or any other Loan Document to which a Guarantor is a party, in each case whether on account of direct obligations, guaranty obligations, Reimbursement Obligations, principal, interest (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans, and Reimbursement Obligations, and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization, or like proceeding, relating to a Guarantor or Borrower, whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding), fees, indemnities, costs, expenses, or otherwise (including, without limitation, all fees and disbursements of counsel to Administrative Agent or to Lenders that are required to be paid by a Guarantor pursuant to the terms of this Agreement or any other Loan Document).

                  "ISSUERS" means the collective reference to the Persons identified on SCHEDULE 2 as the issuers of the Pledged Stock.

                  "PLEDGED NOTES" means any promissory note or similar instrument in favor of and held by Borrower and listed on SCHEDULE 2, and any promissory note in favor of and held by Borrower or Guarantors and pledged to Administrative Agent pursuant to the Credit Agreement.

                  "PLEDGED SECURITIES" means the collective reference to the Pledged Stock and the Pledged Notes.

                  "PLEDGED STOCK" means the shares of capital stock, partnership interests, or units in limited liability companies, listed on SCHEDULE 2, together with any other shares, stock certificates, options, or rights of any nature whatsoever in respect of the capital stock, partnership interests, or units of any Issuer that may be issued or granted to, or held by, Borrower or Guarantors, while this Agreement is in effect.

                  "PROCEEDS" means all "proceeds" as that term is defined in
Section 9.306(a) of the Code and including, without limitation, all dividends, distributions, or other income from the Pledged Securities and all payments made in respect of the Pledged Securities, collections thereon or distributions or payments with respect thereto.

                  "REIMBURSEMENT OBLIGATIONS" means any amounts, other than the Loans, payable or to be reimbursed to Lenders under the Credit Agreement or any of the Loan Documents, including but not limited to the Obligations.

         1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof," "herein," "hereto," and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

                  (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of the terms.

ARTICLE 2 - GRANT OF SECURITY INTEREST
--------------------------------------

         2.1 PLEDGED SECURITIES. Borrower and Guarantors hereby assign and transfer to Administrative Agent, and hereby grant to Administrative Agent, for the ratable benefit of Lenders, a security interest in, all Pledged Stock


                            PLEDGE AGREEMENT-Page 12
and Pledged Notes, now owned or at any time hereafter acquired by Borrower or Guarantor or in which Borrower or Guarantor now has or at any time in the future may acquire any right, title, or interest, and all books and records pertaining to the Pledged Securities, and all Proceeds and products of any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, or otherwise) of the Borrower Obligations and the Guarantor Obligations, respectively. The grant of a security interest in this section is limited for Borrower and each Guarantor to the Pledged Securities owned by that party.

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES
------------------------------------------

         To induce Administrative Agent and Lenders to enter into the Credit Agreement and to induce Lenders to make their respective extensions of credit to Borrower thereunder, Borrower and Guarantors hereby represent and warrant to Administrative Agent and each Lender that:

         3.1 TITLE; NO LIENS. Except for the security interest granted to the Administrative Agent for the ratable benefit of Lenders pursuant to this Agreement, Borrower owns each of the Pledged Securities pledged by it free and clear of any and all Liens other than Permitted Encumbrances. Except for the security interest granted to the Administrative Agent for the ratable benefit of Lenders pursuant to this Agreement, Guarantors own each of the Pledged Securities pledged by them free and clear of any and all Liens other than Permitted Encumbrances.

         3.2 PERFECTED FIRST LIENS. The security interests granted pursuant to this Agreement with respect to Pledged Securities which are capable of perfection under the Code (a) upon delivery of the share certificates or other evidence of ownership and other actions specified on SCHEDULE 3 will constitute valid perfected security interests in all Pledged Securities in favor of Administrative Agent, for the ratable benefit of Lenders, as collateral security for the Borrower Obligations and Guarantor Obligations, enforceable in accordance with the terms hereof against all creditors of Borrower, Guarantors, and any Persons purporting to purchase any Pledged Securities from Borrower or Guarantors and (b) are prior to all other Liens on the Pledged Securities except for Permitted Encumbrances.

         3.3 CHIEF EXECUTIVE OFFICE. On the date hereof, Borrower's and each Guarantors' jurisdiction of organization and the location of their chief executive office or sole place of business are specified on SCHEDULE 1.

         3.4 PLEDGED STOCK. The shares of Pledged Stock pledged by Borrower and Guarantor hereunder constitute all the issued and outstanding shares of all classes of the capital stock, all partnership interests, and all units of each Issuer. All the shares, interests, and units of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable. Borrower or each of the Guarantors is the record and beneficial owner of the Pledged Stock pledged by it hereunder, free of any and all options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

         3.5 PLEDGED NOTES. The promissory notes listed on SCHEDULE 2 constitute all Pledged Notes held by Borrower or Guarantor and payable to it or its order. All Pledged Notes have been duly and validly issued and are not subject to any dispute, counterclaim, setoff, or defense. Borrower or each of the Guarantors is the record and beneficial owner of the Pledged Notes pledged by it hereunder, free of any and all claims of any other Person, except the security interest created by this Agreement.


                            PLEDGE AGREEMENT-Page 13

ARTICLE 4 - COVENANTS
---------------------

         Borrower and Guarantors covenant and agree with Administrative Agent and Lenders that, from and after the date of this Agreement until the Borrower Obligations and Guarantor Obligations are paid in full, no Letter of Credit is outstanding, and the Total Commitment is terminated:

         4.1 COVENANTS IN CREDIT AGREEMENT. Borrower shall take, or shall refrain from taking as the case may be, and shall cause each Subsidiary to take, or refrain from taking, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action. In the case of each Guarantor which is not a party to the Credit Agreement, such Guarantor shall take, or shall refrain from taking as the case may be, each action that is necessary to be taken or not taken, as the case may be so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

         4.2 DELIVERY OF PROMISSORY NOTES AND CHATTEL PAPER. If any amount payable under or in connection with any of the Pledged Securities is or becomes evidenced by any promissory notes, Chattel Paper, or similar instruments having a value or a principal amount of $100,000 or more, the promissory note, Chattel Paper, or similar instrument shall be immediately delivered to Administrative Agent, duly indorsed in a manner satisfactory to Administrative Agent, to be held as collateral pursuant to this Agreement.

         4.3 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION. Borrower and Guarantors shall maintain the security interest created by this Agreement on the Pledged Securities as a perfected security interest having at least the priority described in Sections 3.2 and shall defend such security interest against the claims and demands of all Persons.

                  (b) Borrower will furnish to Administrative Agent from time to time statements and schedules further identifying and describing the Pledged Securities and such other reports in connection with the Pledged Securities as Administrative Agent may reasonably request, all in reasonable detail.

                  (c) At any time and from time to time, upon the written request of Administrative Agent, and at the sole expense of Borrower and Guarantors, Borrower and Guarantors will promptly and duly execute and deliver such further instruments and documents and take such further actions as Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

         4.4 CHANGES IN LOCATIONS, NAME, ETC. Borrower and Guarantors will not, except upon not less than 10 days prior written notice to Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by Administrative Agent to maintain the validity, perfection, and priority of the security interests provided for herein:

                  (a) change the location of its chief executive office or sole place of business from that referred to in SCHEDULE 1; or

                  (b) change its name, identity, or corporate structure to such an extent that any financing statement filed by Administrative Agent in connection with this Agreement would become misleading.

         4.5 PLEDGED SECURITIES. (a) If Borrower or any Guarantors shall become entitled to receive or shall receive (i) any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the capital stock, partnership interests, or units of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, or (ii) any promissory note, security, or rights in exchange for all or any portion of any Pledged Note, or otherwise in respect thereof, Borrower and Guarantors shall accept the same as the agent of Administrative Agent and Lenders, hold the same in trust for Administrative Agent and deliver the same forthwith to Administrative Agent in the exact form received, duly indorsed by Borrower and Guarantors to Administrative Agent, if required, together with an undated stock power (in the case of Pledged Stock) or an undated endorsement (in the



                            PLEDGE AGREEMENT-Page 14
case of Pledged Notes) covering such certificate, security, or note, duly executed in blank by Borrower and Guarantors and with, if Administrative Agent so requests, signature guaranteed, to be held by Administrative Agent, subject to the terms hereof, as additional collateral security for the Borrower Obligations and Guarantor Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall, during the continuation of an Event of Default, be paid over to Administrative Agent to be held by it hereunder as additional collateral security for the Borrower Obligations and Guarantor Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, to the extent required by the Credit Agreement or during the continuation of an Event of Default, be delivered to Administrative Agent to be held by it hereunder as additional collateral security for the Borrower Obligations and Guarantor Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by Borrower or any Guarantor, Borrower and Guarantors shall, until such money or property is paid or delivered to Administrative Agent, hold such money or property in trust for Lenders, segregated from other funds of Borrower and Guarantors, as additional collateral security for the Borrower Obligations and Guarantor Obligations.

                  (b) Without the prior written consent of Administrative Agent, Borrower and Guarantors will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement),
(iii) create, incur, or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement and Liens permitted by the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of Borrower, Guarantors, or Administrative Agent to sell, assign, or transfer any of the Pledged Securities or Proceeds thereof.

                  (c) In the case of each Subsidiary of Borrower or Guarantors which is an Issuer, Borrower and Guarantors will cause the Issuer to (i) be bound by the terms of this Agreement relating to the Pledged Securities issued by it and comply with those terms insofar as such terms are applicable to it,
(ii) notify Administrative Agent promptly in writing of the occurrence of any of the events described in Subsection 4.5(a) with respect to the Pledged Securities issued by it, and (iii) comply with the terms of Subsections 5.1(c) and 5.5, mutatis mutandis, with respect to all actions that may be required of it pursuant to Subsections 5.1(c) or 5.5 with respect to the Pledged Stock or Pledged Notes, as the case may be, issued by it.

ARTICLE 5 - REMEDIAL PROVISIONS
-------------------------------

         5. l PLEDGED SECURITIES. (a) Unless an Event of Default shall have occurred and be continuing and Administrative Agent shall have given notice to Borrower and Guarantors of Administrative Agent's intent to exercise its corresponding rights pursuant to Subsection 5.1(b), Borrower shall be permitted to receive all distributions paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes. Unless an Event of Default shall have occurred and be continuing and Administrative Agent shall have given notice to Borrower and Guarantors of Administrative Agent's intent to exercise its corresponding rights pursuant to Subsection 5.1(b), Borrower shall be permitted to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in Administrative Agent's reasonable judgment, would result in any violation of any provision of the Credit Agreement, this Agreement, or any other Loan Document.

                  (b) If an Event of Default shall occur and be continuing and Administrative Agent shall deliver written notice (which notice need not be given during the continuation of any Event of Default described in Subsections
8.01 (g) or (h) of the Credit Agreement) of its intent to exercise such rights to Borrower and Guarantors, Administrative Agent shall have the right to receive any and all cash dividends, payments, or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Borrower Obligations and Guarantor Obligations in such order as Administrative Agent may determine. If an Event of Default shall have occurred and be continuing and Administrative Agent shall deliver written notice (which notice need not be given during the continuation of any



                            PLEDGE AGREEMENT-Page 15

Event of Default described in Subsections 8.01 (g) or (h) of the Credit Agreement) of its intent to exercise such rights to Borrower and Guarantors, any or all of the Pledged Securities shall be registered in the name of Administrative Agent or its nominee, and Administrative Agent or its nominee may thereafter exercise (i) all voting, corporate, and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges, or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization, or other fundamental change in the corporate structure of any Issuer, or upon the exercise by Borrower, Guarantors, or Administrative Agent of any right, privilege, or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms and conditions as Administrative Agent may determine), all without liability except to account for property actually received by it, but Administrative Agent shall have no duty to Borrower or Guarantors to exercise any such right, privilege, or option and shall not be responsible for any failure to do so or delay in so doing.

                  (c) Borrower and Guarantors hereby authorize and instruct each Issuer of any Pledged Securities pledged hereunder to (i) comply with any instruction received by it from Administrative Agent in writing that (x) states that an Event of Default has occurred and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Borrower or Guarantors, and Borrower and Guarantors agree that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to Administrative Agent.

         5.2 PROCEEDS TO BE TURNED OVER. If an Event of Default shall occur and be continuing, all Proceeds received by Borrower and Guarantors consisting of cash, checks, and other near-cash items shall be held by such entity in trust for Administrative Agent and Lenders, segregated from other funds of Borrower and Guarantors, and shall, forthwith upon receipt by Borrower or any Guarantor, be turned over to Administrative Agent in the exact form received (duly indorsed by Borrower and Guarantors to Administrative Agent, if required). All Proceeds received by Administrative Agent hereunder shall be held by Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by Administrative Agent in a Collateral Account (or by Borrower in trust for Administrative Agent and Lenders) shall continue to be held as collateral security for all the Borrower Obligations and Guarantor Obligations and shall not constitute payment thereof until applied as provided in Section 5.3.

         5.3 APPLICATION OF PROCEEDS. If an Event of Default has occurred and is continuing, at any time at Administrative Agent's election, Administrative Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Borrower Obligations and Guarantor Obligations in such order as Administrative Agent may elect, and any part of such funds which Administrative Agent elects not so to apply and deems not required as collateral security for the Borrower Obligations or Guarantor Obligations shall be paid over from time to time by Administrative Agent to Borrower, Guarantors, or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Borrower Obligations and Guarantor Obligations shall have been paid in full, no Letters of Credit shall be outstanding, and the Total Commitment is terminated shall be paid over to the grantor of such collateral or to whomsoever may be lawfully entitled to receive the same.

         5.4 CODE AND OTHER REMEDIES. If an Event of Default shall occur and be continuing, Administrative Agent, on behalf of Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Borrower Obligations or Guarantor Obligations, all rights and remedies of a secured party under the Code or any other applicable law. Without limiting the generality of the foregoing, Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement, or notice of any kind (except any notice required by law referred to below) to or upon Borrower, Guarantors, or any other Person (all and each of which demands, defenses, advertisements, and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate, and realize upon the Pledged Securities, or any part thereof, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Pledged Securities or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Administrative Agent


                            PLEDGE AGREEMENT-Page 16
or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Pledged Securities so sold, free of any right or equity of redemption in Borrower or Guarantors, which right or equity is hereby waived and released. Administrative Agent shall apply the proceeds of any action taken by it pursuant to this Section 5.4, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Pledged Securities or in any way relating to the Pledged Securities or the rights of Administrative Agent and Lenders hereunder, including, without limitation, reasonable attorneys fees and disbursements, to the payment in whole or in part of the Borrower Obligations or Guarantor Obligations, in such order as Administrative Agent may elect, and only after such application and after the payment by Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9.504(a) of the Code, need Administrative Agent account for the surplus, if any, to Borrower or Guarantors. To the extent permitted by applicable law, Borrower and Guarantors waive all claims, damages, and demands any may acquire against Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         5.5 SALE OF PLEDGED STOCK. (a) Borrower and Guarantors recognize that Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Borrower and Guarantors acknowledge and agree that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner. Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (b) Borrower and Guarantors agree to use their best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 5.5 valid and binding and in compliance with any and all other applicable requirements of law. Borrower and Guarantors further agree that a breach of any of the covenants contained in this Section 5.5 will cause irreparable injury to Administrative Agent and Lenders, that Administrative Agent and Lenders have no adequate remedy at law in respect of such breach, and as a consequence that each and every covenant contained in this Section 5.5 shall be specifically enforceable against Borrower and Guarantors. Borrower and Guarantors hereby waive and agree not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         5.6 WAIVER; DEFICIENCY. Borrower and Guarantors waive and agree not to assert any rights or privileges which any may acquire under Section 9.112 of the Code. Borrower and Guarantors shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Pledged Securities are insufficient to pay the Borrower Obligations and Guarantor Obligations and the reasonable fees and disbursements of any attorneys employed by Administrative Agent or any Lender to collect such deficiency.

ARTICLE 6 - ADMINISTRATIVE AGENT
--------------------------------

         6.1 ATTORNEY-IN-FACT. (a) Borrower and Guarantors hereby irrevocably constitute and appoint Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and Guarantors and in their name or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, Borrower and Guarantors hereby give Administrative Agent the power and right, on its behalf, without notice to or assent by Borrower or Guarantors, to do any or all of the following:


                            PLEDGE AGREEMENT-Page 17

                           (i) in the name of Borrower or Guarantors or its own
name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due with respect to any Pledged Securities and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Administrative Agent for the purpose of collecting any and all such moneys due with respect to any Pledged Securities whenever payable;

                           (ii) pay or discharge taxes and Liens levied or
placed on or threatened against the Pledged Securities;

                           (iii) execute, in connection with any sale provided
for in Sections 5.2 or 5.3, any indorsements, assignments, or other instruments of conveyance or transfer with respect to the Pledged Securities; and

                           (iv) (A) direct any party liable for any payment
under any of the Pledged Securities to make payment of any and all moneys due or to become due thereunder directly to Administrative Agent or as Administrative Agent shall direct; (B) ask or demand for, collect, receive payment of, and receipt for, any and all moneys, claims, and other amounts due or to become due at any time in respect of or arising out of any Pledged Securities; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices, and other documents in connection with any of the Pledged Securities; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Pledged Securities or any portion thereof and to enforce any other right in respect of any Pledged Securities; (E) defend any suit, action, or proceeding brought against Borrower with respect to any Pledged Securities; (F) settle, compromise, or adjust any such suit, action, or proceeding and, in connection therewith, to give such discharges or releases as Administrative Agent may deem appropriate; and (G) generally sell, transfer, pledge, and make any agreement with respect to or otherwise deal with any of the Pledged Securities as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, and do, at Administrative Agent's option and Borrower's and Guarantors' expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve, or realize upon the Pledged Securities and Administrative Agent's and Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as Borrower might do.

Anything in this Subsection 6.1(a) to the contrary notwithstanding, Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Subsection 6.1(a) unless an Event of Default shall have occurred and be continuing.

                  (b) If Borrower or Guarantors fail to perform or comply with any of their agreements contained herein, Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (c) Borrower and Guarantors hereby ratify all that Administrative Agent as their attorney-in-fact shall lawfully do or cause to be done by virtue hereof. All powers, authorizations, and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         6.2 DUTY OF ADMINISTRATIVE AGENT. Administrative Agent's sole duty with respect to the custody, safekeeping, and physical preservation of the Pledged Securities in its possession, under Section 9.207 of the Code or otherwise, shall be to deal with it in the same manner as Administrative Agent deals with similar property for its own account. Neither Administrative Agent, any Lender nor any of their respective officers, directors, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Pledged Securities or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Pledged Securities upon the request of Borrower, Guarantors, or any other Person or to take any other action whatsoever with regard to the Pledged Securities or any part thereof. The powers conferred on Administrative Agent and Lenders hereunder are solely to protect Administrative Agent's and Lenders' interests in the Pledged Securities and shall not impose any duty upon Administrative Agent or any Lender to exercise any such powers. Administrative Agent and Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees, or agents shall be responsible to Borrower or Guarantors for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.


                            PLEDGE AGREEMENT-Page 18

         6.3 FINANCING STATEMENTS. Pursuant to Section 9.402 of the Code and any other applicable law, Borrower and Guarantors authorize Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the collateral without their signature in such form and in such offices as Administrative Agent reasonably determines appropriate to perfect the security interests of Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

         6.4 AUTHORITY OF ADMINISTRATIVE AGENT. Borrower and Guarantors acknowledge that the rights and responsibilities of Administrative Agent under this Agreement with respect to any action taken by Administrative Agent or the exercise or non-exercise by Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between Administrative Agent and Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between Administrative Agent and Borrower and Guarantors, Administrative Agent shall be conclusively presumed to be acting as agent for Lenders with full and valid authority so to act or refrain from acting, and Borrower and Guarantors shall not be under any obligation, or entitlement, or make any inquiry respecting such authority.

ARTICLE 7 - MISCELLANEOUS
-------------------------

         7.1 AMENDMENTS. Subject to the terms of the Credit Agreement, none of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Borrower, Guarantors, and Administrative Agent, provided that any provision of this Agreement imposing obligations on Borrower or Guarantors may be waived by Administrative Agent in a written instrument executed by Administrative Agent.

         7.2 NOTICES. All notices, requests, and demands to or upon Administrative Agent or Borrower hereunder shall be effected in the manner provided for in Section 12.10 of the Credit Agreement; provided that any such notice, request, or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on SCHEDULE 1.

         7.3 NO WAIVER, COURSE OF CONDUCT; CUMULATIVE REMEDIES. Neither Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission, or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of Administrative Agent or any Lender, any right, power, or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power, or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. A waiver by Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided by law.

         7.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of Borrower and Guarantors and shall inure to the benefit of Administrative Agent and Lenders and their successors and assigns; provided that Borrower and Guarantors may not assign, transfer, or delegate any of their rights or obligations under this Agreement without the prior written consent of Administrative Agent.

         7.5 SETOFF. In addition to any rights and remedies of Lenders provided by law, each Lender shall have the right, without prior notice to Borrower or Guarantors, any such notice being expressly waived to the extent permitted by applicable law, upon any amount becoming due and payable by Borrower or any Guarantors hereunder or under any other Loan Document (whether at the stated maturity, by acceleration, or otherwise) to setoff and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness, or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of Borrower. Each Lender agrees promptly to notify Borrower, Guarantors,


                            PLEDGE AGREEMENT-Page 19
and Administrative Agent after any such setoff and application made by such Lender, provided that, to the extent permitted by applicable law, the failure to give such notice shall not affect the validity of such setoff and application.

         7.6 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         7.7 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         7.8 SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         7.9 INTERPRETATION. This Agreement and the other Loan Documents represent the agreement of Borrower, Guarantors, Administrative Agent, and Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations, or warranties by Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         7.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS RULES GOVERNING CONFLICT OF LAWS. BORROWER AGREES THAT VENUE FOR ANY ACTION OR CLAIM RELATED TO THIS AGREEMENT SHALL BE IN TARRANT COUNTY, TEXAS.

         7.11 SUBMISSION TO JURISDICTION; WAIVERS. Borrower and Guarantors hereby irrevocably and unconditionally:

                  (a) submit for themselves and their property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Texas, the courts of the United States of America for the Northern District of Texas, and appellate courts from any thereof;

                  (b) consent that any such action or proceeding may be brought in such courts and waive any objection that any may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agree not to plead or claim the same;

                  (c) agree that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Borrower or Guarantors at their address referred to in Section 7.2 or at such other address of which Administrative Agent shall have been notified pursuant thereto;

                  (d) agree that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waive, to the maximum extent not prohibited by law, any right any may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive, or consequential damages.

         7.12 ACKNOWLEDGMENTS. Borrower and Guarantors hereby acknowledge that
(a) each has been advised by counsel in the negotiation, execution, and delivery of this Agreement and the other Loan Documents to which each is a party; (b) neither Administrative Agent nor any Lender has any fiduciary relationship with or duty to Borrower or Guarantors arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Borrower and Guarantors , on the one hand, and Administrative Agent and Lenders, on the other hand, is solely that of debtor and creditor; and (c) no joint venture is created hereby or by the other Loan Documents


                            PLEDGE AGREEMENT-Page 20
or otherwise exists by virtue of the transactions contemplated hereby among Lenders or among Borrower, Guarantors, and Lenders.

         7.13 WAIVER OF JURY TRIAL. BORROWER AND GUARANTORS HEREBY KNOWINGLY AND INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         7.14 NOTICE OF FINAL AGREEMENT. (a) This Agreement, the Credit Agreement, and the Loan Documents will be collectively referred to as the "WRITTEN LOAN AGREEMENT." It is the intention of Borrower, Guarantors, Administrative Agent, and Lenders that this Section 7.14 be incorporated by reference into each of the agreements, instruments, and documents comprising the Written Loan Agreement. Borrower and Guarantors warrant to Lenders that the entire agreement made and existing by or among them and Lenders with respect to the Obligations is contained within the Written Loan Agreement and that no agreements or promises exist among them and Lenders that are not reflected in the Written Loan Agreement.

                  (b) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         7.15 LIMITATION. All representations, warranties, and covenants of Borrower and each Guarantor herein are limited to the Pledge Securities owned or issued by that party.

         7.16 ISSUERS' CONSENT. Each of the Guarantors that is an Issuer and each of the other Issuers signing below to consent to this section agree as follows: (a) Issuers consent to this Pledge Agreement, (b) Issuers will not issue any further shares, partnership interests, units, or equity ownership of any kind, without the prior written consent of Administrative Agent, and (c) Issuers will not permit the transfer of record ownership of any shares, partnership interests, units, or equity ownership of any kind, including transfer of any uncertificated securities, without the prior written consent of Administrative Agent.

         In witness whereof, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                        LOMAK PETROLEUM, INC.

                                        By: ____________________________
                                                 John H. Pinkerton, President

                                        LPI OPERATING COMPANY

                                        By: ____________________________
                                                 John H. Pinkerton, President

                                        LOMAK ENERGY COMPANY

                                        By: ____________________________
                                                 John H. Pinkerton, President

                                        LOMAK GATHERING &
                                        PROCESSING COMPANY

                                        By: ____________________________
                                                 John H. Pinkerton, President


                            PLEDGE AGREEMENT-Page 21

                                       LOMAK GAS COMPANY

                                       By: ____________________________
                                                John H. Pinkerton, President

                                       LOMAK OPERATING COMPANY

                                       By: ____________________________
                                                John H. Pinkerton, President

                                       LOMAK PRODUCTION COMPANY

                                       By: ____________________________
                                                John H. Pinkerton, President

                                       LOMAK RESOURCES COMPANY

                                       By: ____________________________
                                                John H. Pinkerton, President

                                       Consent of other Issuers to Section 7.16:

                                       BUFFALO OILFIELD SERVICES, INC.

                                       By: ____________________________
                                                John H. Pinkerton, President

                                       LPI ACQUISITION, INC.

                                       By: ____________________________
                                                John H. Pinkerton, President

                                       LOMAK ENERGY SERVICES COMPANY

                                       By: ____________________________
                                                John H. Pinkerton, President

                                       LOMAK RESOURCES, L.L.C.

                                       By:  Lomak Production Company, member

                                            By: ____________________________
                                                   John H. Pinkerton, President


                         COMPLIANCE CERTIFICATE-Page 22

                              LOMAK OFFSHORE, L.P.,

                              By:      LPI Operating Company, General Partner

                                       By: ____________________________
                                                John H. Pinkerton, President

                              LOMAK PIPELINE SYSTEMS, L.P.,
                              By: Lomak Gathering & Processing Company, General Partner

                                       By: ____________________________
                                                John H. Pinkerton, President

                              LOMAK PRODUCTION I, L.P.,

                              By:      Lomak Production Company, General Partner

                                       By: ____________________________
                                                John H. Pinkerton, President

SCHEDULES AND EXHIBITS:
-----------------------
Schedule 1 - Addresses, Jurisdictions, and Offices
Schedule 2 - Pledged Stock and Pledged Notes
Schedule 3 - Perfection of Security Interests


                         COMPLIANCE CERTIFICATE-Page 23

                                  Exhibit E to
                                Credit Agreement


                               SECURITY AGREEMENT

                                     made by

                             LOMAK PETROLEUM, INC.,

                              and its subsidiaries

                        BUFFALO OILFIELD SERVICES, INC.,
                             LPI ACQUISITION, INC.,
                             LPI OPERATING COMPANY,
                              LOMAK ENERGY COMPANY,
                         LOMAK ENERGY SERVICES COMPANY,
                      LOMAK GATHERING & PROCESSING COMPANY,
                               LOMAK GAS COMPANY,
                            LOMAK OPERATING COMPANY,
                            LOMAK PRODUCTION COMPANY,
                            LOMAK RESOURCES COMPANY,
                            LOMAK RESOURCES, L.L.C.,
                              LOMAK OFFSHORE, L.P.,
                        LOMAK PIPELINE SYSTEMS, L.P., and
                            LOMAK PRODUCTION I, L.P.


                                   in favor of

                             BANK ONE, TEXAS, N.A.,
                             As Administrative Agent

Dated February 14, 1997


                         COMPLIANCE CERTIFICATE-Page 24

                               SECURITY AGREEMENT

          This Security Agreement dated February 14, 1997, is executed by LOMAK PETROLEUM, INC., a Delaware corporation ("BORROWER"), and BUFFALO OILFIELD SERVICES, INC., an Ohio corporation, LPI ACQUISITION, INC., a Texas corporation, LPI OPERATING COMPANY, an Ohio corporation, LOMAK ENERGY COMPANY, a Delaware corporation, LOMAK ENERGY SERVICES COMPANY, a Delaware corporation, LOMAK GAS & PROCESSING COMPANY, a Delaware corporation, LOMAK GAS COMPANY, a Delaware corporation, LOMAK OPERATING COMPANY, an Ohio corporation, LOMAK PRODUCTION COMPANY, a Delaware corporation, LOMAK RESOURCES COMPANY, a Delaware corporation, LOMAK RESOURCES, L.L.C., an Oklahoma limited liability company, LOMAK OFFSHORE, L.P., an Ohio limited partnership, LOMAK PIPELINE SYSTEMS, L.P., a Texas limited partnership and LOMAK PRODUCTION I, L.P., a Texas limited partnership (individually a "GUARANTOR" and collectively, together with any other Person that may become a party hereto, the "GUARANTORS"), in favor of BANK ONE, TEXAS, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions, including Administrative Agent and the two other agent banks described below (individually a "LENDER" and collectively, including the three agent banks, "LENDERS"), from time to time parties to the Credit Agreement (as defined below).

Recitals:
---------

         A. Pursuant to a Credit Agreement of even date (as amended, restated, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Borrower, Lenders, Administrative Agent, The Chase Manhattan Bank, as syndication agent, and NationsBank of Texas, N.A., as documentation agent, Lenders have severally agreed to make extensions of credit to Borrower upon the terms and subject to the conditions set forth therein;

         B. The Guarantors are subsidiaries of Borrower;

         C. The proceeds of the extensions of credit will be used in part to enable Borrower to make valuable transfers to one or more of the Guarantors in connection with the operation of their respective businesses;

         D. Borrower and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

         E. It is a condition precedent to the obligation of Lenders to make their respective extensions of credit to Borrower under the Credit Agreement that the Guarantors execute and deliver this Agreement to Administrative Agent for the ratable benefit of each Lender.

Agreement:
----------

         For valuable consideration, the receipt and sufficiency of which are acknowledged, and to induce Administrative Agent and Lenders to enter into the Credit Agreement and to induce Lenders to make their respective extensions of credit to Borrower thereunder, Borrower and each Guarantor hereby agree with Administrative Agent, for the ratable benefit of Lenders, as follows:

ARTICLE 1 - DEFINED TERMS
-------------------------

         1.1 DEFINITIONS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement; and the following terms defined in the Uniform Commercial Code in effect in the State of Texas on the date hereof are used herein


                         COMPLIANCE CERTIFICATE-Page 25
as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, Instruments, and Inventory.

                  (b) The following terms have the meanings assigned below:

                  "AGREEMENT" means this Security Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

                  "BORROWER OBLIGATIONS" means collectively the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Borrower, whether or not a claim for post-filing or post-petition interest is allowed in the proceeding) to Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, or any Letter of Credit entered into by Borrower with any Lender (or any Affiliate of any Lender) or any other document made, delivered, or given in connection therewith, in each case whether on account of principal, interest, Reimbursement Obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to Administrative Agent or to Lenders that are required to be paid by Borrower pursuant to the terms of any of the foregoing agreements).

                  "CODE" means the Uniform Commercial Code as from time to time in effect in the State of Texas.

                  "COLLATERAL" means all Accounts, Chattel Paper, Contracts, Documents, Equipment, General Intangibles, Instruments, Inventory, Receivables, all books and records pertaining to the Collateral, and to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

                  "COLLATERAL ACCOUNT" means any collateral account established by Administrative Agent as provided in Sections 5.1 or 5.3.

                  "CONTRACTS" means collectively any contract, guaranty, or letter of credit provided to any Guarantor to assure the performance by any party to any such contract or agreement, as the same may from time to time be amended, supplemented, or otherwise modified, and including any contracts relating to the hedging of commodities, together with (a) all rights of any Guarantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of any Guarantor to damages arising out of, or for, breach or default in respect thereof, (c) all rights of any Guarantor to terminate, amend, supplement, or modify the contracts and agreements, and to perform and to exercise all options, rights, and remedies thereunder and (d) all rights of any Guarantor to receive proceeds of any insurance, indemnity, warranty, or guaranty in respect thereof.

                  "EVENT OF DEFAULT" means the occurrence of an Event of Default as defined in the Credit Agreement.

                  "GENERAL INTANGIBLES" means all "general intangibles" as that term is defined in Section 9.106 of the Code and including, without limitation, with respect to Borrower or any Guarantor, all contracts, agreements, instruments, and indentures in any form, and portions thereof, to which Borrower or any Guarantor is a party or under which Borrower or any Guarantor has any right, title, or interest or to which Borrower or any Guarantor or any property of Borrower or any Guarantor is subject, as the same may from time to time be amended, supplemented, or otherwise modified, including, without limitation, (i) all rights of Borrower or any Guarantor to receive moneys due and to become due to it thereunder or in


                         COMPLIANCE CERTIFICATE-Page 26
connection therewith, (ii) all rights of Borrower or any Guarantor to damages arising thereunder, and (iii) all rights of Borrower or any Guarantor to perform and to exercise all remedies thereunder.

                  "GUARANTOR OBLIGATIONS" means, with respect to any Guarantor, the collective reference to (i) the Borrower Obligations and (ii) all obligations and liabilities of a Guarantor which may arise under or in connection with this Agreement or any other Loan Document to which a Guarantor is a party, in each case whether on account of direct obligations, guaranty obligations, Reimbursement Obligations, principal, interest (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans, and Reimbursement Obligations, and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization, or like proceeding, relating to a Guarantor or Borrower, whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding), fees, indemnities, costs, expenses, or otherwise (including, without limitation, all fees and disbursements of counsel to Administrative Agent or to Lenders that are required to be paid by a Guarantor pursuant to the terms of this Agreement or any other Loan Document).

                  "PROCEEDS" means all "proceeds" as that term is defined in
Section 9.306(a) of the Code and including, without limitation, all dividends, distributions, or other income from the Collateral and all payments made in respect of the Collateral, collections thereon or distributions or payments with respect thereto.

                  "RECEIVABLE" means any right to payment for goods sold or leased or for services rendered, whether or not the right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Accounts).

                  "REIMBURSEMENT OBLIGATIONS" means any amounts, other than the Loans, payable or to be reimbursed to Lenders under the Credit Agreement or any of the Loan Documents, including but not limited to the Obligations.

         1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof," "herein," "hereto," and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

                  (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of the terms.

                  (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Guarantor, refer to the Guarantor's Collateral or the relevant part thereof.

ARTICLE 2 - GRANT OF SECURITY INTEREST
--------------------------------------

         2.1 GUARANTORS' COLLATERAL. Each Guarantor hereby assigns and transfers to Administrative Agent, and hereby grants to Administrative Agent, for the ratable benefit of Lenders, a security interest in all of the Collateral, now owned or at any time hereafter acquired by any Guarantor or in which any now has or at any time in the future may acquire any right, title, or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, or otherwise) of the Guarantor Obligations. The Collateral shall not include any Contract or General Intangible to the extent the grant by a Guarantor of a security interest pursuant to this Agreement in its rights under any Contract or General Intangible, as the case may be, is prohibited by the Contract or General Intangible, and the consent of applicable Persons has not been obtained, provided that the foregoing limitation shall not affect, limit, restrict, or impair the grant by any Guarantor of a security interest pursuant to this Agreement in any account or any money or other amounts due or to become due under any Contract or General Intangible to the extent provided in Section 9.318 of the Code.


                         COMPLIANCE CERTIFICATE-Page 27

         2.2 BORROWER'S COLLATERAL. Borrower hereby assigns and transfers to Administrative Agent, and hereby grants to Administrative Agent, for the ratable benefit of Lenders, a security interest in all of the Collateral, now owned or at any time hereafter acquired by Borrower or in which it now has or at any time in the future may acquire any right, title, or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, or otherwise) of the Borrower Obligations. The Collateral shall not include any Contract or General Intangible to the extent the grant by Borrower of a security interest pursuant to this Agreement in its rights under any Contract or General Intangible, as the case may be, is prohibited by the Contract or General Intangible, and the consent of applicable Persons has not been obtained, provided that the foregoing limitation shall not affect, limit, restrict, or impair the grant by Borrower of a security interest pursuant to this Agreement in any account or any money or other amounts due or to become due under any Contract or General Intangible to the extent provided in
Section 9.318 of the Code.

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES
------------------------------------------

         To induce Administrative Agent and Lenders to enter into the Credit Agreement and to induce Lenders to make their respective extensions of credit to Borrower thereunder, Borrower and each Guarantor hereby represent and warrant to Administrative Agent and each Lender that:

         3.1 TITLE; NO LIENS. Except for the security interest granted to the Administrative Agent for the ratable benefit of Lenders pursuant to this Agreement, each Guarantor owns each item of the Collateral free and clear of any and all Liens other than Permitted Encumbrances. Except for the security interest granted to the Administrative Agent for the ratable benefit of Lenders pursuant to this Agreement, Borrower owns each item of the Collateral free and clear of any and all Liens other than Permitted Encumbrances.

         3.2 PERFECTED FIRST LIENS. The security interests granted pursuant to this Agreement with respect to Collateral which are capable of perfection under the Code (a) upon completion of the filings and other actions specified on
SCHEDULE 2 (which, in the case of all filings and other documents referred to on that Schedule have been delivered to Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all Collateral in favor of Administrative Agent, for the ratable benefit of Lenders, as collateral security for the Borrower Obligations and the Guarantor Obligations, enforceable in accordance with the terms hereof against all creditors of Borrower or any Guarantor and any Persons purporting to purchase any Collateral from Borrower or any Guarantor and (b) are prior to all other Liens on the Collateral except for Permitted Encumbrances.

         3.3 CHIEF EXECUTIVE OFFICE. On the date hereof, each Guarantor's jurisdiction of organization and the location of each Guarantor's chief executive office or sole place of business are specified on SCHEDULE 1.

         3.4 FARM PRODUCTS. None of the Collateral constitutes or is the Proceeds of Farm Products.

ARTICLE 4 - COVENANTS
---------------------

         Borrower and each Guarantor covenant and agree with Administrative Agent and Lenders that, from and after the date of this Agreement until the Guarantor Obligations shall have been paid in full, no Letter of Credit is outstanding, and the Total Commitment is terminated:

         4.1 COVENANTS IN CREDIT AGREEMENT. In the case of each Guarantor which is not a party to the Credit Agreement, such Guarantor shall take, or shall refrain from taking as the case may be, each


                         COMPLIANCE CERTIFICATE-Page 28
action that is necessary to be taken or not taken, as the case may be so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

         4.2 DELIVERY OF PROMISSORY NOTES AND CHATTEL PAPER. If any amount payable under or in connection with any of the Collateral is or becomes evidenced by any promissory notes, Chattel Paper, or similar instruments having a value or a principal amount of $100,000 or more, the promissory note, Chattel Paper, or similar instrument shall be immediately delivered to Administrative Agent, duly indorsed in a manner satisfactory to Administrative Agent, to be held as Collateral pursuant to this Agreement.

         4.3 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION.
(a) Borrower and each Guarantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons.

                  (b) Borrower and each Guarantor will furnish to Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Administrative Agent may reasonably request, all in reasonable detail.

                  (c) At any time and from time to time, upon the written request of Administrative Agent, and at the sole expense of Borrower and Guarantors, Borrower and each Guarantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

         4.4 CHANGES IN LOCATIONS, NAME, ETC. Borrower and each Guarantor will not, except upon not less than 10 days prior written notice to Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by Administrative Agent to maintain the validity, perfection, and priority of the security interests provided for herein:

                  (a) change the location of its chief executive office or sole place of business from that referred to in SCHEDULE 1; or

                  (b) change its name, identity, or corporate structure to such an extent that any financing statement filed by Administrative Agent in connection with this Agreement would become misleading.

ARTICLE 5 - REMEDIAL PROVISIONS
-------------------------------

         5. l CERTAIN MATTERS RELATING TO RECEIVABLES. (a) Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and Borrower and each Guarantor shall furnish all such assistance and information as Administrative Agent may require in connection with such test verifications. At any time and from time to time, upon the occurrence and during the continuance of an Event of Default, upon Administrative Agent's reasonable request and at the expense of Borrower or the relevant Guarantor, Borrower and each Guarantor shall cause independent public accountants or others satisfactory to Administrative Agent to furnish to Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

                  (b) Administrative Agent hereby authorizes Borrower and each Guarantor to collect their respective Receivables, subject to Administrative Agent's direction and control, and Administrative Agent may curtail or terminate said authority at any time after the occurrence and during



                         COMPLIANCE CERTIFICATE-Page 29
the continuance of an Event of Default. If required by Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by Borrower or any Guarantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited in the exact form received, duly indorsed by Borrower and each Guarantor to Administrative Agent, if required, in a Collateral Account maintained under the sole dominion and control of Administrative Agent, subject to withdrawal by Administrative Agent for the account of Lenders only, as provided in Section 5.4, and (ii) until so turned over, shall be held by Borrower and each Guarantor in trust for Administrative Agent and Lenders, segregated from other funds of Borrower and Guarantors. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

                  (c) At Administrative Agent's request, upon the occurrence and during the continuance of an Event of Default, Borrower and each Guarantor shall deliver to Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

         5.2 COMMUNICATIONS WITH OBLIGORS; GUARANTORS REMAIN LIABLE. (a) Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to Administrative Agent's satisfaction the existence, amount, and terms of any Receivables or contracts.

                  (b) Upon the request of Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, Borrower and each Guarantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the contracts have been assigned to Administrative Agent for the ratable benefit of Lenders and that payments in respect thereof shall be made directly to Administrative Agent.

                  (c) Anything herein to the contrary notwithstanding, Borrower and each Guarantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract, by reason of or arising out of this Agreement or the receipt by Administrative Agent or any Lender of any payment relating thereto, nor shall Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of Borrower or any Guarantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance, or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         5.3 PROCEEDS TO BE TURNED OVER. In addition to the rights of Administrative Agent and Lenders specified in Section 5.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by Borrower or any Guarantor consisting of cash, checks, and other near-cash items shall be held by such entity in trust for Administrative Agent and Lenders, segregated from other funds of Borrower and Guarantors, and shall, forthwith upon receipt by Borrower or Guarantors, be turned over to Administrative Agent in the exact form received (duly indorsed by Borrower or such Guarantor to Administrative Agent, if required). All Proceeds received by Administrative Agent hereunder shall be held by Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by Administrative Agent in a Collateral Account (or by Borrower or Guarantors in trust for Administrative Agent and Lenders) shall continue to be held as collateral security for all Borrower Obligations and Guarantor Obligations and shall not constitute payment thereof until applied as provided in Section 5.4.

         5.4 APPLICATION OF PROCEEDS. If an Event of Default has occurred and is continuing, at any time at Administrative Agent's election, Administrative Agent may apply all or any part of Proceeds held


                         COMPLIANCE CERTIFICATE-Page 30
in any Collateral Account in payment of the Borrower Obligations or Guarantor Obligations in such order as Administrative Agent may elect, and any part of such funds which Administrative Agent elects not so to apply and deems not required as collateral security for the Borrower Obligations or Guarantor Obligations shall be paid over from time to time by Administrative Agent to Borrower or Guarantors or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Borrower Obligations and Guarantor Obligations shall have been paid in full, no Letters of Credit shall be outstanding, and the Total Commitment is terminated shall be paid over to the grantor of such Collateral or to whomsoever may be lawfully entitled to receive the same.

         5.5 CODE AND OTHER REMEDIES. If an Event of Default shall occur and be continuing, Administrative Agent, on behalf of Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Borrower Obligations or Guarantor Obligations, all rights and remedies of a secured party under the Code or any other applicable law. Without limiting the generality of the foregoing, Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement, or notice of any kind (except any notice required by law referred to below) to or upon Borrower or any Guarantor, or any other Person (all and each of which demands, defenses, advertisements, and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate, and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Borrower or any Guarantor, which right or equity is hereby waived and released. Borrower and each Guarantor further agree, at Administrative Agent's request, to assemble the Collateral and make it available to Administrative Agent at places which Administrative Agent shall reasonably select, whether at Borrower's or such Guarantor's premises or elsewhere. Administrative Agent shall apply the proceeds of any action taken by it pursuant to this Section 5.5, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Administrative Agent and Lenders hereunder, including, without limitation, reasonable attorneys fees and disbursements, to the payment in whole or in part of the Borrower Obligations and Guarantor Obligations, in such order as Administrative Agent may elect, and only after such application and after the payment by Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9.504(a) of the Code, need Administrative Agent account for the surplus, if any, to Borrower and Guarantors. To the extent permitted by applicable law, Borrower and each Guarantor waive all claims, damages, and demands it may acquire against Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         5.6 WAIVER; DEFICIENCY. Borrower and each Guarantor waive and agree not to assert any rights or privileges which any may acquire under Section 9.112 of the Code. Borrower and each Guarantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Borrower Obligations and Guarantor Obligations and the reasonable fees and disbursements of any attorneys employed by Administrative Agent or any Lender to collect such deficiency.

ARTICLE 6 - ADMINISTRATIVE AGENT
--------------------------------

         6.1 ATTORNEY-IN-FACT. (a) Borrower and each Guarantor hereby irrevocably constitute and appoint Administrative Agent and any officer or agent thereof, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of


                         COMPLIANCE CERTIFICATE-Page 31

Borrower and Guarantors and in their name or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, Borrower and each Guarantor hereby give Administrative Agent the power and right, on their behalf, without notice to or assent by Borrower or any Guarantor, to do any or all of the following:

                           (i) in the name of Borrower or any Guarantor or its
own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

                           (ii) pay or discharge taxes and Liens levied or
placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement, and pay all or any part of the premiums therefor and the costs thereof;

                           (iii) execute, in connection with any sale provided
for in Sections 5.5 any indorsements, assignments, or other instruments of conveyance or transfer with respect to the Collateral; and

                           (iv) (A) direct any party liable for any payment
under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Administrative Agent or as Administrative Agent shall direct; (B) ask or demand for, collect, receive payment of, and receipt for, any and all moneys, claims, and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices, and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action, or proceeding brought against Borrower or a Guarantor with respect to any Collateral; (F) settle, compromise, or adjust any such suit, action, or proceeding and, in connection therewith, to give such discharges or releases as Administrative Agent may deem appropriate; and (G) generally sell, transfer, pledge, and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, and do, at Administrative Agent's option and Borrower and Guarantors' expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve, or realize upon the Collateral and Administrative Agent's and Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as Borrower and Guarantors might do.

Anything in this Subsection 6.1(a) to the contrary notwithstanding, Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Subsection 6.1(a) unless an Event of Default shall have occurred and be continuing.

                  (b) If Borrower or any Guarantor fails to perform or comply with any of its agreements contained herein, Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (c) Borrower and each Guarantor hereby ratify all that Administrative Agent as its attorney-in-fact shall lawfully do or cause to be done by virtue hereof. All powers, authorizations, and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         6.2 DUTY OF ADMINISTRATIVE AGENT. Administrative Agent's sole duty with respect to the custody, safekeeping, and physical preservation of the Collateral in its possession, under Section 9.207 of the Code or otherwise, shall be to deal with it in the same manner as Administrative Agent deals with


                         COMPLIANCE CERTIFICATE-Page 32
similar property for its own account. Neither Administrative Agent, any Lender nor any of their respective officers, directors, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Borrower or any Guarantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on Administrative Agent and Lenders hereunder are solely to protect Administrative Agent's and Lenders' interests in the Collateral and shall not impose any duty upon Administrative Agent or any Lender to exercise any such powers. Administrative Agent and Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees, or agents shall be responsible to Borrower or any Guarantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         6.3 FINANCING STATEMENTS. Pursuant to Section 9.402 of the Code and any other applicable law,Borrower and each Guarantor authorize Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without their signature in such form and in such offices as Administrative Agent reasonably determines appropriate to perfect the security interests of Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

         6.4 AUTHORITY OF ADMINISTRATIVE AGENT. Borrower and each Guarantor acknowledge that the rights and responsibilities of Administrative Agent under this Agreement with respect to any action taken by Administrative Agent or the exercise or non-exercise by Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between Administrative Agent and Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between Administrative Agent and Borrower and the Guarantors, Administrative Agent shall be conclusively presumed to be acting as agent for Lenders with full and valid authority so to act or refrain from acting, and no Borrower or Guarantor shall be under any obligation, or entitlement, or make any inquiry respecting such authority.

ARTICLE 7 - MISCELLANEOUS
-------------------------

         7.1 AMENDMENTS. Subject to the terms of the Credit Agreement, none of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Borrower, each affected Guarantor, and Administrative Agent, provided that any provision of this Agreement imposing obligations on Borrower or any Guarantor may be waived by Administrative Agent in a written instrument executed by Administrative Agent.

         7.2 NOTICES. All notices, requests, and demands to or upon Administrative Agent, Borrower, or any Guarantor hereunder shall be effected in the manner provided for in Section 12.10 of the Credit Agreement; provided that any such notice, request, or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on SCHEDULE 1.

         7.3 NO WAIVER, COURSE OF CONDUCT; CUMULATIVE REMEDIES. Neither Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission, or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of Administrative Agent or any Lender, any right, power, or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power, or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. A waiver by Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided by law.


                         COMPLIANCE CERTIFICATE-Page 33

         7.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of Borrower and each Guarantor and shall inure to the benefit of Administrative Agent and Lenders and their successors and assigns; provided that no Borrower or Guarantor may assign, transfer, or delegate any of its rights or obligations under this Agreement without the prior written consent of Administrative Agent.

         7.5 SETOFF. In addition to any rights and remedies of Lenders provided by law, each Lender shall have the right, without prior notice to Borrower or any Guarantor, any such notice being expressly waived by each to the extent permitted by applicable law, upon any amount becoming due and payable by Borrower or any Guarantor hereunder or under any other Loan Document (whether at the stated maturity, by acceleration, or otherwise) to setoff and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness, or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of Borrower or any Guarantor. Each Lender agrees promptly to notify Borrower or the relevant Guarantor and Administrative Agent after any such setoff and application made by such Lender, provided that, to the extent permitted by applicable law, the failure to give such notice shall not affect the validity of such setoff and application.

         7.6 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         7.7 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         7.8 SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         7.9 INTERPRETATION. This Agreement and the other Loan Documents represent the agreement of Borrower, the Guarantors, Administrative Agent, and Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations, or warranties by Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         7.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS RULES GOVERNING CONFLICT OF LAWS. BORROWER AND EACH GUARANTOR AGREE THAT VENUE FOR ANY ACTION OR CLAIM RELATED TO THIS AGREEMENT SHALL BE IN TARRANT COUNTY, TEXAS.

         7.11 SUBMISSION TO JURISDICTION; WAIVERS. Borrower and each Guarantor hereby irrevocably and unconditionally:

                  (a) submit for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Texas, the courts of the United States of America for the Northern District of Texas, and appellate courts from any thereof;

                  (b) consent that any such action or proceeding may be brought in such courts and waive any objection that it may now or hereafter have to the venue of any such action or proceeding in any



                         COMPLIANCE CERTIFICATE-Page 34
such court or that such action or proceeding was brought in an inconvenient court and agree not to plead or claim the same;

                  (c) agree that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Borrower or Guarantor at its address referred to in Section 7.2 or at such other address of which Administrative Agent shall have been notified pursuant thereto;

                  (d) agree that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waive, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive, or consequential damages.

         7.12 ACKNOWLEDGMENTS. Borrower and each Guarantor hereby acknowledge
(a) each has been advised by counsel in the negotiation, execution, and delivery of this Agreement and the other Loan Documents to which each is a party; (b) neither Administrative Agent nor any Lender has any fiduciary relationship with or duty to Borrower or any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Borrower and the Guarantors, on the one hand, and Administrative Agent and Lenders, on the other hand, is solely that of debtor and creditor; and (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among Lenders or among Borrower, the Guarantors, and Lenders.

         7.13 WAIVER OF JURY TRIAL. BORROWER AND EACH GUARANTOR HEREBY KNOWINGLY AND INTENTIONALLY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         7.14 NOTICE OF FINAL AGREEMENT. (a) This Agreement, the Credit Agreement, and the Loan Documents will be collectively referred to as the "WRITTEN LOAN AGREEMENT." It is the intention of Borrower, Guarantors, Administrative Agent, and Lenders that this Section 7.14 be incorporated by reference into each of the agreements, instruments, and documents comprising the Written Loan Agreement. Borrower and Guarantors warrant to Lenders that the entire agreement made and existing by or among them and Lenders with respect to the Obligations is contained within the Written Loan Agreement and that no agreements or promises exist among them and Lenders that are not reflected in the Written Loan Agreement.

                  (b) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                             LOMAK PETROLEUM, INC.

                             By: ____________________________
                                      John H. Pinkerton, President

                             BUFFALO OILFIELD SERVICES, INC.

                             By: ____________________________


                         COMPLIANCE CERTIFICATE-Page 35

                                      John H. Pinkerton, President

                             LPI ACQUISITION, INC.

                             By: ____________________________
                                      John H. Pinkerton, President

                             LPI OPERATING COMPANY

                             By: ____________________________
                                      John H. Pinkerton, President

                             LOMAK ENERGY COMPANY

                             By: ____________________________
                                      John H. Pinkerton, President

                             LOMAK ENERGY SERVICES COMPANY

                             By: ____________________________
                                      John H. Pinkerton, President

                             LOMAK GATHERING &
                             PROCESSING COMPANY

                             By: ____________________________
                                      John H. Pinkerton, President

                             LOMAK GAS COMPANY

                             By: ____________________________
                                      John H. Pinkerton, President

                             LOMAK OPERATING COMPANY

                             By: ____________________________
                                      John H. Pinkerton, President

                             LOMAK PRODUCTION COMPANY

                             By: ____________________________
                                      John H. Pinkerton, President

                             LOMAK RESOURCES COMPANY

                             By: ____________________________
                                      John H. Pinkerton, President



                         COMPLIANCE CERTIFICATE-Page 36

                             LOMAK RESOURCES, L.L.C.
                             By:      Lomak Production Company, member

                                      By: ____________________________
                                               John H. Pinkerton, President

                             LOMAK OFFSHORE, L.P.,
                             By:      LPI Operating Company, General Partner

                                      By: ____________________________
                                               John H. Pinkerton, President

                             LOMAK PIPELINE SYSTEMS, L.P.,
                             By: Lomak Gathering & Processing Company, General Partner

                                      By: ____________________________
                                               John H. Pinkerton, President

                             LOMAK PRODUCTION I, L.P.,
                             By:      Lomak Production Company, General Partner

                                      By: ____________________________
                                               John H. Pinkerton, President

Schedules And Exhibits:
-----------------------
Schedule 1 - Guarantors' Addresses,  Jurisdictions, and Offices
Schedule 2 - Perfection of Security Interests

                                  Exhibit F to
                                Credit Agreement

                               NOTICE OF BORROWING

         Reference is made to the Credit Agreement dated February 14, 1997, by and among LOMAK PETROLEUM, INC., a Delaware corporation ("BORROWER"), BANK ONE, TEXAS, N.A., as Administrative Agent, THE CHASE MANHATTAN BANK, N.A., as Syndication Agent, NATIONSBANK OF TEXAS, N.A., as Documentation Agent, and certain Lenders designated and defined therein (as from time to time amended, the "CREDIT AGREEMENT"). Capitalized terms which are defined in the Credit Agreement and which are used but not defined herein have the meanings given them in the Credit Agreement. Pursuant to the terms of the Credit Agreement, Borrower hereby requests a Borrowing in the amount of $______________ to be advanced on ______________, 199__.

         Borrower requests that the Borrowing to be made under this notice shall be [AN ABR BORROWING] [A EURODOLLAR BORROWING] and shall have the Interest Periods set forth below:


                         COMPLIANCE CERTIFICATE-Page 37

    TYPE OF BORROWING         AGGREGATE AMOUNT            INTEREST PERIOD
    -----------------         ----------------            ---------------

----------------------    --------------------------   -------------------------

----------------------    --------------------------   -------------------------

----------------------    --------------------------   -------------------------


         Borrower and the Authorized Officer of Borrower signing this Notice of Borrowing hereby certify that:

                  (a) Such officer is the duly elected, qualified, and acting officer of Borrower as indicated below such officer's signature hereto.

                  (b) Except as disclosed on Schedule I attached hereto, the representations and warranties of Borrower set forth in the Credit Agreement and the Loan Documents delivered to Administrative Agent and Lenders are true and correct on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof or, if such representations and warranties are expressly limited to particular dates, as of such particular dates. Since December 31, 1995, there has been no development, circumstance, or event which has had or could reasonably be expected to have a Material Adverse Effect.

                  (c) There does not exist on the date hereof, any condition or event which constitutes a Default or Event of Default, nor will any such Default or Event of Default exist upon Borrower's receipt and application of the proceeds requested hereby. Borrower will use the proceeds hereby requested in compliance with the applicable provisions of the Credit Agreement.

                  (d) Borrower has performed and complied with all agreements and conditions in the Credit Agreement required to be performed or complied with by Borrower on or prior to the date hereof, and each of the conditions precedent to the requested Borrowing contained in the Credit Agreement have been and remain satisfied in all respects.

                  (e) After giving effect to the Borrowing requested hereby, the Outstanding Obligations will not be in excess of the lesser of (i) the Total Commitment, or (ii) the Borrowing Base on the date requested for the making of such Borrowing.

         In witness whereof, this Notice of Borrowing is executed as of _____________, 199__.


                                                  LOMAK PETROLEUM, INC.,
                                                  a Delaware corporation

                                                  By:___________________________

                                                  Its:__________________________


                         COMPLIANCE CERTIFICATE-Page 38

                                  Exhibit G to
                                Credit Agreement

                                 ROLLOVER NOTICE

         Reference is made to the Credit Agreement dated February 14, 1997, by and among LOMAK PETROLEUM, INC., a Delaware corporation ("BORROWER"), BANK ONE, TEXAS, N.A., as Administrative Agent, THE CHASE MANHATTAN BANK, as Syndication Agent, NATIONSBANK OF TEXAS, N.A., as Documentation Agent, and certain Lenders designated and defined therein (as from time to time amended, the "CREDIT AGREEMENT"). Capitalized terms which are defined in the Credit Agreement and which are used but not defined herein have the meanings given them in the Credit Agreement.

          [ ]              Reference is hereby made to the existing Eurodollar
                  Loans in the aggregate amount of $____________ which are subject to an Interest Period expiring on _________________, 199__. Borrower hereby requests that on the expiration of such Interest Period the principal of such Eurodollar Loans be converted to ABR Loans or continued as Eurodollar Loans having an Interest Period of ____ months.

          [ ]              Borrower hereby requests that on __________________,
                  199__, $__________ outstanding under the Credit Agreement as ABR Loans be converted to Eurodollar Loans having an Interest Period of _____ months.

         Borrower and the Authorized Officer of Borrower signing this instrument hereby certify that:

                  (a) Such officer is the duly elected, qualified, and acting officer of Borrower as indicated below such officer's signature hereto;

                  (b) Except as disclosed on Schedule I attached hereto, there does not exist on the date hereof any condition or event which constitutes a Default or Event of Default; and

                  (c) Except as disclosed on Schedule I attached hereto, the representations and warranties of Borrower set forth in the Credit Agreement and the Loan Documents delivered to Administrative Agent and Lenders are true and correct on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof or, if such representations and warranties are expressly limited to particular dates, as of such particular dates. Since December 31, 1995, there has been no development, circumstance, or event which has had or could reasonably be expected to have a Material Adverse Effect.


                         COMPLIANCE CERTIFICATE-Page 39

         In witness whereof, this Rollover Notice is executed as of ________________, 199___.

                                           LOMAK PETROLEUM, INC.,
                                           a Delaware corporation

                                           By:      ____________________

                                           Its:     ____________________


                         COMPLIANCE CERTIFICATE-Page 40

                                  Exhibit H to
                                Credit Agreement

                          REQUEST FOR LETTER OF CREDIT

         Reference is made to the Credit Agreement dated February 14, 1997, by and among LOMAK PETROLEUM, INC., a Delaware corporation ("BORROWER"), BANK ONE, TEXAS, N.A., as Administrative Agent, THE CHASE MANHATTAN BANK, N.A., as Syndication Agent, NATIONSBANK OF TEXAS, N.A., as Documentation Agent, and certain Lenders designated and defined therein (as from time to time amended, the "CREDIT AGREEMENT"). Capitalized terms which are defined in the Credit Agreement and which are used but not defined herein have the meanings given them in the Credit Agreement.

         Pursuant to the terms of the Credit Agreement, Borrower hereby requests _____________________ ("ISSUING LENDER") to issue a Letter of Credit as follows:

                  Type of Commitment:
                  -------------------

                  Requested Amount                   $   _______________________

                  Requested Date of Issuance             _______________________

                  Requested Expiration Date              _______________________

                  Summary of Terms                       _______________________
                  (provide a brief description           _______________________
                  of conditions under which the          _______________________
                  drafts under such Letter of            _______________________
                  Credit are to be available)            _______________________

                  Beneficiary (Name/Address)             _______________________
                                                         _______________________
                                                         _______________________
                                                         _______________________

         The requested Letter of Credit is more particularly described in the Letter of Credit Application of Issuing Lender which is attached hereto.

         Borrower and the Authorized Officer of Borrower signing this instrument hereby certify that:

                  (a) Such officer is the duly elected, qualified, and acting officer of Borrower as indicated below such officer's signature hereto.

                  (b) Except as disclosed on Schedule I attached hereto, the representations and warranties of Borrower set forth in the Credit Agreement and the other Loan Documents delivered to Administrative Agent and Lenders are true and correct on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof, or if such representations and warranties are expressly limited to particular dates, as of such particular dates. Since December 31, 1995, there has been no development, circumstance, or event which has had or could reasonably be expected to have a Material Adverse Effect.

                  (c) There does not exist on the date hereof any condition or event which constitutes a Default or Event of Default, nor will any such Default or Event of Default exist upon the issuance of the Letter of Credit requested hereby. Borrower will use the Letter of Credit solely for purposes permitted by the Credit Agreement.


                         COMPLIANCE CERTIFICATE-Page 41

                  (d) Borrower has performed and complied with all agreements and conditions in the Credit Agreement required to be performed or complied with by Borrower on or prior to the date hereof, and each of the conditions precedent to the issuance of Letters of Credit contained in the Credit Agreement remain satisfied in all material respects.

                  (e) After the issuance of the Letter of Credit requested hereby, (i) the Outstanding Obligations will not be in excess of the lesser of (A) the Total Commitment or (B) the Borrowing Base, and (ii) the Letter of Credit Outstandings will not exceed $150,000,000.00 through the earlier of (A) April 30, 1997, or (B) any earlier cancellation, termination, or payment of the Cometra Letter of Credit, and will not exceed $100,000,000.00 thereafter.

         In witness whereof, this Request for Letter of Credit is executed as of ________________, 199__.

                                         LOMAK PETROLEUM, INC.,
                                         a Delaware corporation

                                         By:      _________________________

                                         Its:     __________________________


                         COMPLIANCE CERTIFICATE-Page 42

                                  Exhibit I to
                                Credit Agreement

                             COMPLIANCE CERTIFICATE

         Reference is made to the Credit Agreement dated February 14, 1997, by and among LOMAK PETROLEUM, INC., a Delaware corporation ("BORROWER"), BANK ONE, TEXAS, N.A., as Administrative Agent, THE CHASE MANHATTAN BANK, N.A., as Syndication Agent, NATIONSBANK OF TEXAS, N.A., as Documentation Agent, and certain Lenders designated and defined therein (as from time to time amended, the "CREDIT AGREEMENT"). Capitalized terms which are defined in the Credit Agreement and which are used but not defined herein have the meanings given them in the Credit Agreement. Pursuant to SECTION 7.02(C)(3) of the Credit Agreement, the undersigned hereby certifies that the information set forth below and on any attachments to this Certificate is true, correct, and complete as of the date of this Certificate:

                  (i) Attached hereto as EXHIBIT A are the [un]audited consolidated financial statements of Borrower delivered pursuant to
         SECTION 7.02(C)[(1)] OR [(2)] of the Credit Agreement for the [fiscal year] [calendar quarter] ended ______________, 199_ (the "SUBJECT PERIOD"). Such financial statements were prepared in accordance with GAAP and on a basis consistent with all prior financial statements for Borrower previously delivered to Lenders, and fairly present the consolidated business and financial condition of Borrower as of the date of the delivery of such financial statements.

                  (ii) Unless otherwise disclosed on EXHIBIT B attached hereto, there does not exist on the date hereof, and there did not exist on the date of such financial statements, any condition or event which constitutes a Default or Event of Default; provided, that for any Default or Event of Default disclosed on EXHIBIT B attached hereto, Borrower is taking or proposes to take the action to cure such Default or Event of Default set forth on EXHIBIT B.

                  (iii) Unless otherwise disclosed on EXHIBIT C attached hereto, the representations and warranties of Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, and were true and correct as of the date of such financial statements.

                  (iv) A review of the activities of Borrower during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, Borrower has kept, observed, performed, and fulfilled all of its obligations under the Loan Documents, and during the Subject Period, Borrower kept, observed, performed, and fulfilled each and every covenant and condition to the Loan Documents (except for the deviations, if any, set forth on the exhibits annexed hereto).

                  (v) Attached hereto as EXHIBIT D are detailed calculations used by Borrower to establish that Borrower was in compliance with the requirements of SECTION 7.04 of the Credit Agreement on the date of the financial statements attached hereto as EXHIBIT A.

         In witness whereof, this compliance certificate is executed as of __________, 199__.

                                                Name:

                                                       [Authorized Officer]
                                                       of Lomak Petroleum, Inc.


                         COMPLIANCE CERTIFICATE-Page 43

                                  Exhibit A to
                             Compliance Certificate

                              Financial Statements
                                (to be attached)









                         SECURITY AGREEMENT-Page 44

                                  Exhibit B to
                             Compliance Certificate

                            Defaults/Remedial Action
                                (to be attached)





                         SECURITY AGREEMENT-Page 45

                                  Exhibit C to
                             Compliance Certificate

                    Inaccurate Representations and Warranties
                                (to be attached)








                         SECURITY AGREEMENT-Page 46

                                  Exhibit D to
                             Compliance Certificate

                             Compliance Calculations
                                (to be attached)






                         SECURITY AGREEMENT-Page 47